UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number:	811-08915

Exact name of registrant as specified in charter:	Prudential Investment Portfolios 16

Address of principal executive offices:	655 Broad Street, 17th Floor
Newark, New Jersey 07102

Name and address of agent for service:	Deborah A. Docs
655 Broad Street, 17th Floor
Newark, New Jersey 07102

Registrant’s telephone number, including area code:	800-225-1852

Date of fiscal year end:	10/31/2016

Date of reporting period:	10/31/2016

Item 1 – Reports to Stockholders

PRUDENTIAL INVESTMENTS, A PGIM BUSINESS  |  MUTUAL FUNDS

     Prudential Income Builder Fund

ANNUAL REPORT	OCTOBER 31, 2016

To enroll in e-delivery, go to prudentialfunds.com/edelivery

Objective: Income and long-term capital growth

Highlights

PRUDENTIAL INCOME BUILDER FUND

•	The Prudential Income Builder Fund’s allocation to interest-rate-sensitive assets boosted relative performance.

•

Income-oriented securities such as preferred stocks, global real estate investment trusts (REITs), convertible bonds, and dividend stocks generated particularly strong returns, contributing to performance.

•

Tactical allocations including an underweight in energy-sensitive segments earlier in the period and overweights in global REITs contributed to performance, whereas an underweight in convertible bonds detracted.

•

Strategically, exposure to MLPs (master limited partnerships) challenged portfolio performance as MLPs struggled mightily in the late months of 2015 and moving into 2016, and MLPs were the only asset class exposure to post negative returns on an absolute basis.

•

The biggest contributors in terms of subadvisor allocations came from Emerging Market Debt, Real Estate Income, and MLP, which significantly outperformed their benchmarks, while the Equity Income allocation trailed its benchmark by a large margin and was a headwind.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC, a Prudential Financial company. Jennison Associates LLC and PGIM, Inc. (PGIM) are registered investment advisers and Prudential Financial companies. QMA is the primary business name of Quantitative Management Associates LLC, a wholly owned subsidiary of PGIM. PGIM Fixed Income and PGIM Real Estate are units of PGIM. © 2016 Prudential Financial, Inc. and its related entities. Jennison Associates, Jennison, the Prudential logo, and the Rock symbol are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

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Letter from the President

Dear Shareholder:

We hope you find the annual report for the Prudential Income Builder Fund informative and useful. The report covers performance for the 12-month period that ended October 31, 2016.

During the reporting period, the US economy experienced modest growth. Labor markets were healthy, and consumer confidence rose. The housing market brightened somewhat, as momentum continued for the new home market. The Federal Reserve kept interest rates unchanged at its September meeting, but pointed to the strong possibility of a rate hike in December. Internationally, concerns over Brexit—the term used to represent Britain’s decision to leave the European Union—remained in the spotlight.

Equity markets in the US were firmly in positive territory at the end of the reporting period, as US stocks posted strong gains. European stocks struggled earlier, but found some traction in the third quarter. Asian markets also advanced, and emerging markets rose sharply.

US fixed income markets experienced overall gains. High yield bonds posted very strong results. Corporate bonds and Treasuries also performed well. Accommodative monetary policy by central banks helped lift global bond markets.

Given the uncertainty in today’s investment environment, we believe that active professional portfolio management offers a potential advantage. Active managers often have the knowledge and flexibility to find the best investment opportunities in the most challenging markets.

Even so, it’s best if investment decisions are based on your long-term goals rather than on short-term market and economic developments. We also encourage you to work with an experienced financial advisor who can help you set goals, determine your tolerance for risk, build a diversified plan that’s right for you, and make adjustments when necessary.

By having Prudential Investments help you address your goals, you gain the advantage of asset managers that also manage money for many major corporations and pension funds around the world. That means you benefit from the same expertise, innovation, and attention to risk demanded by today’s most sophisticated investors.

Thank you for choosing our family of funds.

Sincerely,

Stuart S. Parker, President

Prudential Income Builder Fund

December 15, 2016

Prudential Income Builder Fund	3

Your Fund’s Performance (unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852.

Cumulative Total Returns (Without Sales Charges) as of 10/31/16
	One Year (%)	Five Years (%)	Ten Years (%)
Class A	4.76	31.69	54.99
Class B	3.97	26.81	43.75
Class C	3.86	26.68	43.75
Class R	4.40	29.88	51.15
Class Z	4.98	33.24	58.96
S&P 500 Index	4.49	88.79	91.14
Bloomberg Barclays US Aggregate Bond Index	4.37	15.37	57.39
Lipper Flexible Portfolio Funds Average	2.59	29.11	49.22

Average Annual Total Returns (With Sales Charges) as of 9/30/16
	One Year (%)	Five Years (%)	Ten Years (%)
Class A	5.99	5.95	4.31
Class B	5.24	6.00	4.02
Class C	9.13	6.13	4.01
Class R	10.72	6.66	4.54
Class Z	11.30	7.21	5.07
S&P 500 Index	15.41	16.36	7.23
Bloomberg Barclays US Aggregate Bond Index	5.19	3.08	4.79
Lipper Flexible Portfolio Funds Average	7.97	6.68	4.42

Average Annual Total Returns (With Sales Charges) as of 10/31/16
	One Year (%)	Five Years (%)	Ten Years (%)
Class A	0.05	4.69	4.00
Class B	–1.01	4.71	3.70
Class C	2.86	4.84	3.70
Class R	4.40	5.37	4.22
Class Z	4.98	5.91	4.74

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Average Annual Total Returns (Without Sales Charges) as of 10/31/16
	One Year (%)	Five Years (%)	Ten Years (%)
Class A	4.76	5.66	4.48
Class B	3.97	4.87	3.70
Class C	3.86	4.84	3.70
Class R	4.40	5.37	4.22
Class Z	4.98	5.91	4.74

Growth of a $10,000 Investment

The graph compares a $10,000 investment in the Prudential Income Builder Fund (Class A shares) with a similar investment in the Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) and the Bloomberg Barclays US Aggregate Index by portraying the initial account values at the beginning of the 10-year period for Class A shares (October 31, 2006) and the account values at the end of the current fiscal year (October 31, 2016) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables provided earlier, performance for Class B, Class C, Class R, and Class Z shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursement, if any, the Fund’s returns would have been lower.

Prudential Income Builder Fund	5

Your Fund’s Performance (continued)

Past performance does not predict future performance. Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

Source: Prudential Investments LLC and Lipper Inc.

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The average annual total returns take into account applicable sales charges, which are described for each share class in the table below.

	Class A	Class B*	Class C	Class R	Class Z
Maximum initial sales charge	4.50% of the public offering price	None	None	None	None
Contingent deferred sales charge (CDSC) (as a percentage of the lower of original purchase price or net asset value at redemption)	1% on sales of $1 million or more made within 12 months of purchase	5% (Year 1) 4% (Year 2) 3% (Year 3) 2% (Year 4) 1% (Years 5/6) 0% (Year 7)	1% on sales made within 12 months of purchase	None	None
Annual distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	.30% (.25% currently)	1%	1%	.75% (.50% currently)	None

*Class B shares are closed to all purchase activity and no additional Class B shares may be purchased or acquired by except by exchange from Class B shares of another Fund or through dividend or capital gains reinvestment.

Benchmark Definitions

S&P 500 Index—The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) is an unmanaged index of over 500 stocks of large US public companies. It gives a broad look at how US investment-grade bonds have performed.

Bloomberg Barclays US Aggregate Bond Index—The Bloomberg Barclays US Aggregate Bond Index is an unmanaged index of investment-grade securities issued by the US Government and its agencies and by corporations with greater than one year remaining to maturity. It gives a broad look at how US investment-grade bonds have performed.

Lipper Flexible Portfolio Funds Average—The Lipper Flexible Portfolio Funds Average (Lipper Average) is based on the average return of all funds in the Lipper Flexible Portfolio Funds category for the periods noted.

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The funds in the Lipper Average allocate their investments to both domestic and foreign securities across traditional asset classes with a focus on total return.

Investors cannot invest directly in an index or average. The returns for the Indexes would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes.

Five Largest Holdings expressed as a percentage of net assets as of 10/31/16 (%)
PowerShares Preferred Portfolio ETF, ETFs	5.8
Prudential Total Return Bond Fund (Class Q Stock), Affiliated Mutual Funds	5.7
SPDR Bloomberg Barclays Convertible Securities ETF, ETFs	3.9
Prudential Short Duration High Yield Income Fund (Class Q Stock), Affiliated Mutual Funds	3.0
Cisco Systems, Inc., Communications Equipment	0.8

Holdings reflect only long-term investments and are subject to change.

Five Largest Industries expressed as a percentage of net assets as of 10/31/16 (%)
Oil, Gas & Consumable Fuels	13.8
Equity Real Estate Investment Trusts (REITs)	13.2
Foreign Government Bonds	11.2
ETFs	9.7
Affiliated Mutual Funds	8.7

Industry weightings reflect only long-term investments and are subject to change.

Prudential Income Builder Fund	7

Strategy and Performance Overview

How did the Fund perform?

The Prudential Income Builder Fund’s Class A shares gained 4.76% for the 12-month reporting period ended October 31, 2016, outperforming the 4.37% return of the Bloomberg Barclays US Aggregate Bond Index, the 4.49% of the S&P 500 Index, and the 2.59% return of the Lipper Flexible Portfolio Funds Average.

What were market conditions?

•

When the reporting period began, the equity markets were dominated by anxiety about a potential of a Federal Reserve (Fed) rate hike, the health of the Chinese economy, and China’s unexpected devaluation of its currency, the yuan. Fixed income markets, meanwhile, reflected investor uncertainty about weaker global economic growth, the Fed’s rate-hiking schedule and steep declines in energy and commodity prices. In mid-December, the Fed raised its federal funds rate target by 0.25% to between 0.25% and 0.50% and indicated that it would likely raise short-term interest rates four times during 2016.

•

Early in the first quarter of 2016, risk aversion increased amid deteriorating economic data in developed and emerging markets, a further drop in commodity prices, and heightened volatility in global financial markets. By March, investor sentiment had improved, commodity prices had regained some ground, and the number of negative economic surprises had diminished. Exiting their March policy meeting, the Fed revised its expected trajectory of rate hikes to reflect only two increase by the end of 2016. With a shallower path of rate hikes, there was a renewed interest for high yielding, interest-rate sensitive assets.

•

During the second quarter, fears about the global economy receded in the face of considerable stimulus by China’s policymakers, a strong rebound in commodity prices, and an improving growth outlook for developed economies. In late June, the UK’s surprise vote to leave the European Union, known as “Brexit,” briefly increased market volatility, although the macroeconomic fallout appeared manageable, if not limited. Ongoing stimulus by global central banks drove down interest rates around the world.

•

In the third quarter and through the end of the period, global central bank monetary policy remained accommodative, providing support to the world’s bond markets. Notably, the Fed had kept its short-term interest rate target unchanged since their first hike in December 2015. Credit spreads (differences in yields between corporate bonds and US Treasury securities of comparable maturity) continued to narrow during the quarter. US economic data released late October revealed strong-than-expected growth estimates for the third quarter. Despite this, equity markets closed lower and bond markets fluctuated throughout the month due in part to expectations of a Fed rate hike in December 2016 and uncertainty surrounding the US election.

What worked?

•

Strategic asset allocation has been a key driver of positive relative returns as the market rewarded interest-rate-sensitive assets given the dearth of yield and continued supportive global monetary policy, with income-oriented assets such as preferred stocks, global REITs, convertible bonds, and income-oriented equities posting strong returns.

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•

Similarly, over the second half of the reporting period, the stabilization of energy prices was a tailwind for several income-oriented asset classes with high yield bonds and emerging market debt realizing double-digit returns over the 12-month period.

•

Tactical allocations also provided positive contributions, largely driven by an underweight in energy-sensitive segments of the Fund in late 2015 and early 2016, as oil prices were finding their bottom, along with tactical overweight allocations to global REITs.

•	The Fund’s subadviser allocations added value for the period as the managers, in aggregate, posted positive results relative to the benchmarks of portfolios they manage.

•	The Emerging Market Debt, Real Estate Income, and MLP sleeves were the largest contributors, beating their respective benchmarks by sizeable margins.

What didn’t work?

•

Strategically, exposure to MLPs (master limited partnerships) challenged portfolio performance as MLPs struggled mightily in the late months of 2015 and moving into 2016, and MLPs were the only asset class exposure to post negative returns on an absolute basis.

•	Tactically, an underweight in convertible bonds detracted from performance as convertible bonds experienced large gains, especially in the third quarter of 2016.

•	Specific to the underlying allocations, the Equity Income sleeve trailed its benchmark by a large margin, providing a headwind for performance.

•	Hybrid security ETFs also lagged their respective benchmarks, negatively contributing to Fund performance.

Did the Fund use derivatives and how did they affect performance?

•

In the high yield sleeve of the Fund, derivatives were used and were instrumental in attaining specific exposures targeted to gain from anticipated market developments. The high yield sleeve also used US Treasury futures to hedge interest rate risk relative to the Index. The derivatives helped to immunize any impact from interest-rate fluctuations.

•

In the emerging markets sleeve, currency positioning in the Fund was partially facilitated by the use of currency forward contracts. The Fund’s currency positioning detracted from relative performance. On various occasions throughout the reporting period, the Fund used the Emerging Markets CDX Index to obtain broad market exposure, which added to the Fund’s performance. The Markit CDX Emerging Markets Index is composed of fifteen (15) sovereign reference entities that trade in the credit default swap (CDS) market. A credit default swap is similar to buying or selling insurance contracts on a corporation’s debt.

Current outlook

•

The Fund seeks to provide income and long-term capital growth by investing in a dynamically managed diversified portfolio of income-oriented securities. The Fund adjusts its allocations as market conditions change in order to help provide a balance of yield, return, and risk.

Prudential Income Builder Fund	9

Fees and Expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on May 1, 2016, at the beginning of the period, and held through the six-month period ended October 31, 2016. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of Prudential Investments Funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses

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paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Prudential Income Builder Fund		Beginning Account Value May 1, 2016	Ending Account Value October 31, 2016	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*
Class A	Actual	$1,000.00	$1,041.00	0.95%	$4.87
	Hypothetical	$1,000.00	$1,020.36	0.95%	$4.82
Class B	Actual	$1,000.00	$1,036.80	1.70%	$8.70
	Hypothetical	$1,000.00	$1,016.59	1.70%	$8.62
Class C	Actual	$1,000.00	$1,035.70	1.70%	$8.70
	Hypothetical	$1,000.00	$1,016.59	1.70%	$8.62
Class R	Actual	$1,000.00	$1,038.70	1.20%	$6.15
	Hypothetical	$1,000.00	$1,019.10	1.20%	$6.09
Class Z	Actual	$1,000.00	$1,042.00	0.70%	$3.59
	Hypothetical	$1,000.00	$1,021.62	0.70%	$3.56

*Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended October 31, 2016, and divided by the 366 days in the Fund’s fiscal year ended October 31, 2016 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

Prudential Income Builder Fund	11

Fees and Expenses (continued)

The Fund’s annual expense ratios for the 12-month period ended October 31, 2016, are as follows:

Class	Gross Operating Expenses (%)	Net Operating Expenses (%)
A	1.42	0.95
B	2.12	1.70
C	2.12	1.70
R	1.87	1.20
Z	1.12	0.70

Net operating expenses shown above reflect fee waivers and/or expense reimbursements. These figures include a weighted average of the net operating expenses of the underlying Funds in which the Fund invests. Such expenses, annualized, amounted to 0.12% for each share class. Additional information on Fund expenses and any fee waivers and/or expense reimbursements can be found in the “Financial Highlights” tables in this report and in the Notes to the Financial Statements in this report.

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Portfolio of Investments

as of October 31, 2016

Description	Shares	Value (Note 1)
LONG-TERM INVESTMENTS 95.2%

AFFILIATED MUTUAL FUNDS 8.7%
Prudential Short Duration High Yield Income Fund (Class Q Stock)	1,179,455	$10,744,837
Prudential Total Return Bond Fund (Class Q Stock)	1,400,567	20,504,299

TOTAL AFFILIATED MUTUAL FUNDS (cost $30,703,713)(a)		31,249,136

COMMON STOCKS 38.1%

Aerospace & Defense 0.4%
Lockheed Martin Corp.	2,972	732,242
Safran SA (France)	9,413	647,724

		1,379,966

Air Freight & Logistics 0.2%
bpost SA (Belgium)	27,576	733,649

Banks 1.0%
Bank of America Corp.	58,397	963,551
BB&T Corp.	25,297	991,642
JPMorgan Chase & Co.	26,217	1,815,789

		3,770,982

Beverages 0.2%
Molson Coors Brewing Co. (Class B Stock)	6,638	689,091

Biotechnology 0.1%
AbbVie, Inc.	7,631	425,657

Capital Markets 0.2%
Goldman Sachs Group, Inc. (The)	4,548	810,635

Chemicals 0.1%
Air Products & Chemicals, Inc.	1,666	222,278

Communications Equipment 0.8%
Cisco Systems, Inc.	93,388	2,865,144

Containers & Packaging 0.2%
Bemis Co., Inc.	15,455	752,968

Diversified Telecommunication Services 0.5%
AT&T, Inc.	9,773	359,549
Frontier Communications Corp.	359,104	1,443,598
HKBN Ltd. (Hong Kong), 144A(b)	61,931	73,027

		1,876,174

See Notes to Financial Statements.

Prudential Income Builder Fund	13

Portfolio of Investments (continued)

as of October 31, 2016

Description	Shares	Value (Note 1)
COMMON STOCKS (Continued)

Electric Utilities 1.0%
Alupar Investimento SA (Brazil), UTS	13,167	$75,900
Brookfield Infrastructure Partners LP, MLP (Canada)(c)	42,925	1,452,153
Exelon Corp.	28,541	972,392
PG&E Corp.	16,262	1,010,195

		3,510,640

Energy Equipment & Services 0.4%
Schlumberger Ltd.	9,762	763,681
USA Compression Partners LP, MLP	41,663	794,930

		1,558,611

Equity Real Estate Investment Trusts (REITs) 10.5%
Agellan Commercial Real Estate Investment Trust (Canada)	45,960	365,610
alstria office REIT-AG (Germany)(d)	76	980
Ascendas Real Estate Investment Trust (Singapore)	293,000	499,315
Cache Logistics Trust (Singapore)	3,140,263	1,875,005
Care Capital Properties, Inc.	77,620	2,062,364
Chesapeake Lodging Trust	86,105	1,869,340
Community Healthcare Trust, Inc.	106,616	2,386,066
Crown Castle International Corp.	8,067	734,016
CyrusOne, Inc.	34,920	1,557,781
DiamondRock Hospitality Co.	65,000	594,750
Digital Realty Trust, Inc.(c)	6,391	597,111
Empiric Student Property PLC (United Kingdom)	503,281	682,580
Eurocommercial Properties NV (Netherlands), CVA	17,154	729,821
First Potomac Realty Trust	106,540	950,337
Four Corners Property Trust, Inc.	76,965	1,545,457
Frasers Logistics & Industrial Trust (Singapore)(d)	2,925,500	2,028,496
Irish Residential Properties REIT PLC (Ireland)	578,983	746,611
Kenedix Retail REIT Corp. (Japan)	176	424,818
Keppel REIT (Singapore)	1,926,800	1,511,244
Lexington Realty Trust	53,994	547,499
Mapletree Commercial Trust (Singapore)	1,333,821	1,466,105
MedEquities Realty Trust, Inc.	192,200	2,227,598
MGM Growth Properties LLC (Class A Stock)(c)	73,314	1,929,625
New York REIT, Inc.	78,033	735,071
NorthStar Realty Finance Corp.	95,220	1,382,594
Omega Healthcare Investors, Inc.	27,039	860,651
Physicians Realty Trust	38,957	770,180
Prologis Property Mexico SA de CV (Mexico)	449,608	756,443
QTS Realty Trust, Inc. (Class A Stock)	14,031	644,865
Sabra Health Care REIT, Inc.	39,914	929,996

See Notes to Financial Statements.

14

Description	Shares	Value (Note 1)
COMMON STOCKS (Continued)

Equity Real Estate Investment Trusts (REITs) (cont’d.)
Senior Housing Properties Trust	29,922	$636,441
Starhill Global REIT (Singapore)	893,000	523,061
Suntec Real Estate Investment Trust (Singapore)	1,243,959	1,502,456
Ventas, Inc.	4,021	272,423
Washington Prime Group, Inc.	116,175	1,218,676
Wereldhave NV (Netherlands)	9,770	437,314

		38,002,700

Food Products 1.4%
ConAgra Foods, Inc.	24,340	1,172,701
J.M. Smucker Co. (The)	9,703	1,274,101
Kraft Heinz Co. (The)	30,396	2,703,724

		5,150,526

Gas Utilities 0.1%
Infraestructura Energetica Nova SAB de CV (Mexico), 144A(b)	64,477	284,844

Hotels, Restaurants & Leisure 0.7%
Dunkin’ Brands Group, Inc.	14,444	698,512
McDonald’s Corp.	16,126	1,815,304

		2,513,816

Household Products 0.3%
Procter & Gamble Co. (The)	10,839	940,825

Independent Power & Renewable Electricity Producers 0.2%
Atlantica Yield PLC (Spain)(c)	44,861	806,601

Industrial Conglomerates 0.4%
General Electric Co.	51,561	1,500,425

IT Services 0.7%
Computer Sciences Corp.	40,008	2,178,435
Leidos Holdings, Inc.	5,817	241,813

		2,420,248

Life Sciences Tools & Services 0.2%
Thermo Fisher Scientific, Inc.	5,733	842,923

Media 0.3%
Time Warner, Inc.	12,933	1,150,908

See Notes to Financial Statements.

Prudential Income Builder Fund	15

Portfolio of Investments (continued)

as of October 31, 2016

Description	Shares	Value (Note 1)
COMMON STOCKS (Continued)

Mortgage Real Estate Investment Trusts (REITs) 0.6%
MFA Financial, Inc.	111,474	$814,875
Starwood Property Trust, Inc.	52,290	1,162,930

		1,977,805

Multi-Utilities 0.1%
Sempra Energy	3,550	380,205

Oil, Gas & Consumable Fuels 13.2%
Antero Midstream Partners LP, MLP	34,118	994,199
Boardwalk Pipeline Partners LP, MLP	85,188	1,466,086
Buckeye Partners LP, MLP	23,883	1,541,409
Cheniere Energy Partners LP Holdings LLC	70,588	1,407,525
Cheniere Energy Partners LP, MLP	63,188	1,674,482
Enable Midstream Partners LP, MLP	16,017	235,770
Enbridge Energy Partners LP, MLP	63,993	1,577,427
Enbridge, Inc. (Canada)	23,591	1,018,424
Energy Transfer Equity LP, MLP	46,084	688,034
Energy Transfer Partners LP, MLP	56,801	1,986,899
EnLink Midstream Partners LP, MLP	29,284	485,822
Enterprise Products Partners LP, MLP	67,840	1,712,282
EQT GP Holdings LP, MLP	15,433	360,515
EQT Midstream Partners LP, MLP	17,968	1,345,264
Euronav NV (Belgium)	17,658	138,615
Kinder Morgan, Inc.	80,312	1,640,774
MPLX LP, MLP	47,416	1,613,092
Noble Midstream Partners LP, MLP(d)	32,273	968,190
NuStar Energy LP, MLP	24,028	1,133,881
Occidental Petroleum Corp.	21,554	1,571,502
ONEOK Partners LP, MLP	42,557	1,691,215
ONEOK, Inc.	21,249	1,029,089
Pembina Pipeline Corp. (Canada)	26,866	826,398
Phillips 66 Partners LP, MLP	3,791	167,562
Plains All American Pipeline LP, MLP	63,133	1,916,718
Plains GP Holdings LP, MLP (Class A Stock)	51,643	648,636
Rice Midstream Partners LP, MLP	69,843	1,513,498
Royal Dutch Shell PLC (Class A Stock) (Netherlands), ADR	55,427	2,760,819
SemGroup Corp. (Class A Stock)	48,415	1,561,384
Suncor Energy, Inc. (Canada)	20,123	604,092
Sunoco Logistics Partners LP, MLP	58,679	1,504,530
Tallgrass Energy GP LP, MLP	20,695	486,953
Tallgrass Energy Partners LP, MLP	38,315	1,732,987
Targa Resources Corp.	56,104	2,462,966

See Notes to Financial Statements.

16

Description	Shares	Value (Note 1)
COMMON STOCKS (Continued)

Oil, Gas & Consumable Fuels (cont’d.)
TC Pipelines LP, MLP	8,806	$459,321
TransCanada Corp. (Canada)	51,089	2,312,774
Williams Cos., Inc. (The)	42,896	1,252,563
Williams Partners LP, MLP	30,115	1,078,719

		47,570,416

Pharmaceuticals 0.8%
Bristol-Myers Squibb Co.	18,648	949,370
Pfizer, Inc.	60,302	1,912,176

		2,861,546

Real Estate Management & Development 0.2%
TLG Immobilien AG (Germany)	34,133	715,614

Road & Rail 0.4%
Ryder System, Inc.	5,844	405,515
Union Pacific Corp.	12,157	1,072,004

		1,477,519

Semiconductors & Semiconductor Equipment 0.4%
QUALCOMM, Inc.	15,689	1,078,148
Texas Instruments, Inc.	5,138	364,027

		1,442,175

Software 0.7%
Microsoft Corp.	39,263	2,352,639

Specialty Retail 0.5%
Home Depot, Inc. (The)	9,349	1,140,672
Lowe’s Cos., Inc.	11,494	766,075

		1,906,747

Textiles, Apparel & Luxury Goods 0.5%
Coach, Inc.	49,836	1,788,614

Tobacco 0.6%
Philip Morris International, Inc.	21,514	2,074,810

Transportation Infrastructure
EcoRodovias Infraestrutura e Logistica SA (Brazil)(d)	36,628	108,209

See Notes to Financial Statements.

Prudential Income Builder Fund	17

Portfolio of Investments (continued)

as of October 31, 2016

Description	Shares	Value (Note 1)
COMMON STOCKS (Continued)

Wireless Telecommunication Services 0.2%
Vodafone Group PLC (United Kingdom), ADR(c)	21,093	$587,229

TOTAL COMMON STOCKS (cost $132,294,005)		137,453,139

EXCHANGE TRADED FUNDS 9.7%
PowerShares Preferred Portfolio ETF	1,393,593	20,876,023
SPDR Bloomberg Barclays Convertible Securities ETF(c)	311,052	14,208,855

TOTAL EXCHANGE TRADED FUNDS (cost $34,473,788)		35,084,878

PREFERRED STOCKS 4.6%

Diversified Telecommunication Services 0.4%
Frontier Communications Corp., CVT, Series A, 11.125%	16,370	1,367,059

Electric Utilities 0.2%
NextEra Energy, Inc., CVT, 6.123%	11,519	584,589

Electronic Equipment, Instruments & Components 0.1%
Belden, Inc., CVT, Series B, 6.750%	5,555	537,224

Equity Real Estate Investment Trusts (REITs) 2.7%
American Homes 4 Rent, Series E, 6.350%(c)	60,000	1,570,800
American Tower Corp., CVT, Series B, 5.500%	9,732	1,068,087
Cedar Realty Trust, Inc., Series B, 7.250%	29,700	763,290
Gramercy Property Trust, Series A, 7.125%(c)	44,039	1,191,035
Pebblebrook Hotel Trust, Series D, 6.375%(c)	17,322	453,663
Pennsylvania Real Estate Investment Trust, Series A, 8.250%	42,680	1,094,742
Rexford Industrial Realty, Inc., Series A, 5.875%(d)	23,600	593,540
STAG Industrial, Inc., Series C, 6.875%	21,420	567,630
Sunstone Hotel Investors, Inc., Series E, 6.950%(c)	43,100	1,189,129
VERIEIT, Inc., Series F, 6.700%	49,843	1,336,789

		9,828,705

Internet Software & Services 0.4%
Alibaba Group Mandatory Exchangeable Trust, CVT, 144A, 5.75%(b)	11,605	1,449,813

Oil, Gas & Consumable Fuels 0.6%
Anadarko Petroleum Corp., CVT, 7.500%(c)	28,152	1,186,607
Hess Corp., CVT, 8.000%	13,438	794,857

		1,981,464

See Notes to Financial Statements.

18

Description			Shares	Value (Note 1)
PREFERRED STOCKS (Continued)

Pharmaceuticals 0.2%
Allergan PLC, CVT, Series A, 5.500%			1,062	$816,678

TOTAL PREFERRED STOCKS (cost $15,933,488)				16,565,532

	Interest Rate	Maturity Date	Principal Amount (000)#
CONVERTIBLE BONDS 0.4%

Banks 0.2%
GS Pilgrims Pride Corp., Sr. Unsec’d. Notes, 144A, MTN^(b)	5.800%	01/18/17	2,995	660,997

Financial Services 0.2%
JPM Chase Bank NA, Sr. Unsec’d. Notes, 144A^(b)	8.340	02/21/17	1,384	719,403

TOTAL CONVERTIBLE BONDS (cost $1,551,781)				1,380,400

CORPORATE BONDS 19.1%

Advertising 0.1%
Acosta, Inc., Sr. Unsec’d. Notes, 144A	7.750	10/01/22	275	235,813

Aerospace & Defense 0.2%
Alcoa, Inc., Sr. Unsec’d. Notes	5.125	10/01/24	200	208,504
StandardAero Aviation Holdings, Inc., Gtd. Notes, 144A	10.000	07/15/23	150	159,000
TransDigm, Inc.,
Gtd. Notes	6.000	07/15/22	75	78,188
Gtd. Notes	6.500	07/15/24	125	131,562
Gtd. Notes, 144A	6.375	06/15/26	75	76,695

				653,949

Auto Manufacturer 0.1%
Fiat Chrysler Automobiles NV (United Kingdom), Sr. Unsec’d. Notes	5.250	04/15/23	200	204,000

Auto Parts & Equipment 0.5%
Adient Global Holdings Ltd., Gtd. Notes, 144A	4.875	08/15/26	200	196,720
American Axle & Manufacturing, Inc., Gtd. Notes	7.750	11/15/19	150	169,500
Cooper-Standard Automotive, Inc., Sr. Unsec’d. Notes, 144A	5.625	11/15/26	75	75,375
Dana Holding Corp., Sr. Unsec’d. Notes	5.500	12/15/24	100	103,500
Lear Corp., Gtd. Notes	5.250	01/15/25	200	214,500

See Notes to Financial Statements.

Prudential Income Builder Fund	19

Portfolio of Investments (continued)

as of October 31, 2016

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Auto Parts & Equipment (cont’d.)
Meritor, Inc.,
Gtd. Notes	6.250		02/15/24	100	$98,625
Gtd. Notes	6.750		06/15/21	250	254,375
Nemak SAB de CV (Mexico), Sr. Unsec’d. Notes, 144A	5.500%		02/28/23	200	207,650
Schaeffler Finance BV (Germany), Sr. Sec’d. Notes, 144A	4.750		05/15/23	200	206,250
TI Group Automotive Systems LLC (United Kingdom), Sr. Unsec’d. Notes, 144A	8.750		07/15/23	150	159,375
ZF North America Capital, Inc. (Germany), Gtd. Notes, 144A	4.750		04/29/25	250	263,750

					1,949,620

Banks 0.5%
Bank of America Corp.,
Jr. Sub. Notes	6.100	(e)	12/29/49	200	208,952
Jr. Sub. Notes	6.250	(e)	09/29/49	75	78,563
Jr. Sub. Notes	8.125	(e)	12/29/49	25	25,719
Banque Centrale de Tunisie International Bond (Tunisia), Sr. Unsec’d. Notes, RegS	5.750		01/30/25	200	192,866
BBVA Bancomer SA (Mexico), Sub. Notes, 144A	6.750		09/30/22	200	224,910
Citigroup, Inc.,
Jr. Sub. Notes	5.875	(e)	12/29/49	100	101,550
Jr. Sub. Notes	5.950	(e)	12/29/49	325	332,312
Jr. Sub. Notes	5.950	(e)	12/29/49	100	102,563
ICICI Bank Ltd. (India), Jr. Sub. Notes, RegS	6.375	(e)	04/30/22	100	101,361
JPMorgan Chase & Co.,
Jr. Sub. Notes	6.000	(e)	12/29/49	25	26,063
Jr. Sub. Notes	6.100	(e)	10/29/49	250	262,725
Jr. Sub. Notes	6.125	(e)	12/29/49	25	26,470
Jr. Sub. Notes	7.900	(e)	12/29/49	31	31,953
Wells Fargo & Co., Jr. Sub. Notes	5.900	(e)	12/29/49	225	235,406

					1,951,413

Beverages
Cott Beverages, Inc. (Canada), Gtd. Notes	6.750		01/01/20	100	103,875

Biotechnology 0.1%
Concordia International Corp. (Canada), Sr. Sec’d. Notes, 144A	9.000		04/01/22	200	195,000

Building Materials 0.6%
BMC East LLC, Sr. Sec’d. Notes, 144A	5.500		10/01/24	200	203,000

See Notes to Financial Statements.

20

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Building Materials (cont’d.)
Builders FirstSource, Inc.,
Gtd. Notes, 144A	10.750	08/15/23	175	$201,250
Sr. Sec’d. Notes, 144A	5.625	09/01/24	75	75,750
Cemex Finance LLC (Mexico), Sr. Sec’d. Notes, 144A	9.375%	10/12/22	200	218,500
Cemex SAB de CV (Mexico), Sr. Sec’d. Notes, 144A	5.700	01/11/25	200	203,500
Griffon Corp., Gtd. Notes	5.250	03/01/22	280	283,500
James Hardie International Finance Ltd. (Ireland), Gtd. Notes, 144A	5.875	02/15/23	200	211,000
Standard Industries, Inc.,
Sr. Unsec’d. Notes, 144A (original cost $50,000; purchased 02/18/16)(b)(f)	5.125	02/15/21	50	52,500
Sr. Unsec’d. Notes, 144A (original cost $101,750; purchased 03/25/15)(b)(f)	5.375	11/15/24	100	103,375
Summit Materials LLC/Summit Materials Finance Corp.,
Gtd. Notes	6.125	07/15/23	150	153,750
Gtd. Notes, 144A	8.500	04/15/22	100	110,000
US Concrete, Inc., Gtd. Notes	6.375	06/01/24	100	104,000
USG Corp., Gtd. Notes, 144A	5.500	03/01/25	50	53,250
Votorantim Cimentos SA (Brazil), Sr. Unsec’d. Notes, RegS	7.250	04/05/41	200	194,500

				2,167,875

Chemicals 1.0%
A Schulman, Inc., Gtd. Notes, 144A	6.875	06/01/23	295	300,162
Ashland, Inc., Gtd. Notes	6.875	05/15/43	100	109,500
Axalta Coating Systems LLC, Gtd. Notes, 144A	4.875	08/15/24	150	152,250
Blue Cube Spinco, Inc.,
Gtd. Notes	9.750	10/15/23	70	82,250
Gtd. Notes	10.000	10/15/25	125	150,000
Chemours Co. (The),
Gtd. Notes(c)	6.625	05/15/23	250	242,500
Gtd. Notes	7.000	05/15/25	110	106,975
CVR Partners LP/CVR Nitrogen Finance Corp., Sec’d. Notes, 144A	9.250	06/15/23	225	220,635
Eco Services Operations LLC/Eco Finance Corp., Sr. Unsec’d. Notes, 144A (original cost $145,850; purchased 05/09/16 - 08/18/16)(b)(f)	8.500	11/01/22	145	154,787
GCP Applied Technologies, Inc., Gtd. Notes, 144A	9.500	02/01/23	75	84,938
Hexion, Inc.,
Sr. Sec’d. Notes	6.625	04/15/20	200	175,000
Sr. Sec’d. Notes	10.000	04/15/20	450	438,750

See Notes to Financial Statements.

Prudential Income Builder Fund	21

Portfolio of Investments (continued)

as of October 31, 2016

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Chemicals (cont’d.)
Hexion, Inc./Hexion Nova Scotia Finance ULC, Sec’d. Notes	9.000	11/15/20	175	$126,000
Mexichem SAB de CV (Mexico), Gtd. Notes, 144A	6.750	09/19/42	200	212,000
Platform Specialty Products Corp.,
Sr. Unsec’d. Notes, 144A	6.500%	02/01/22	75	72,750
Sr. Unsec’d. Notes, 144A	10.375	05/01/21	175	189,000
PQ Corp., Sr. Sec’d. Notes, 144A (original cost $50,000; purchased 04/26/16)(b)(f)	6.750	11/15/22	50	53,938
TPC Group, Inc., Sr. Sec’d. Notes, 144A (original cost $365,625; purchased 10/21/14 - 10/07/15)(b)(f)	8.750	12/15/20	375	310,312
Tronox Finance LLC, Gtd. Notes	6.375	08/15/20	100	89,750
Unifrax I LLC/Unifrax Holding Co., Gtd. Notes, 144A (original cost $353,750; purchased 02/02/15 - 06/17/15)(b)(f)	7.500	02/15/19	350	336,875

				3,608,372

Coal 0.1%
CONSOL Energy, Inc., Gtd. Notes	5.875	04/15/22	350	323,531

Commercial Services 0.4%
Ahern Rentals, Inc., Sec’d. Notes, 144A	7.375	05/15/23	75	49,125
AMN Healthcare, Inc., Gtd. Notes, 144A	5.125	10/01/24	25	25,375
Ashtead Capital, Inc. (United Kingdom), Sec’d. Notes, 144A	6.500	07/15/22	200	209,750
Laureate Education, Inc., Gtd. Notes, 144A	10.000	09/01/19	475	439,375
LSC Communications, Inc., Sr. Sec’d. Notes, 144A	8.750	10/15/23	95	93,575
NES Rentals Holdings, Inc., Sec’d. Notes, 144A (original cost $110,250; purchased 11/10/14 - 01/25/16)(b)(f)	7.875	05/01/18	125	122,500
R.R. Donnelley & Sons Co., Sr. Unsec’d. Notes	6.500	11/15/23	100	97,250
United Rentals North America, Inc.,
Gtd. Notes	5.500	07/15/25	75	75,938
Gtd. Notes	5.500	05/15/27	150	149,250
Gtd. Notes	5.875	09/15/26	50	50,930
Gtd. Notes	7.625	04/15/22	75	79,753

				1,392,821

Computers 0.3%
Diamond 1 Finance Corp./Diamond 2 Finance Corp.,
Gtd. Notes, 144A	5.875	06/15/21	100	105,396
Gtd. Notes, 144A	7.125	06/15/24	100	109,546
Sr. Sec’d. Notes, 144A	5.450	06/15/23	110	117,794
Western Digital Corp., Gtd. Notes, 144A	10.500	04/01/24	685	791,175

				1,123,911

See Notes to Financial Statements.

22

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Distribution/Wholesale 0.2%
American Tire Distributors, Inc., Sr. Sub. Notes, 144A	10.250%	03/01/22	100	$91,938
Beacon Roofing Supply, Inc., Gtd. Notes	6.375	10/01/23	125	133,750
Global Partners LP/GLP Finance Corp., Gtd. Notes	7.000	06/15/23	125	119,375
H&E Equipment Services, Inc., Gtd. Notes(c)	7.000	09/01/22	250	263,000

				608,063

Diversified Financial Services 0.3%
Ally Financial, Inc.,
Gtd. Notes	8.000	03/15/20	100	113,250
Sr. Unsec’d. Notes	4.250	04/15/21	25	25,250
CIT Group, Inc., Sr. Unsec’d. Notes	5.000	08/15/22	150	159,937
Dana Financing Luxembourg Sarl, Gtd. Notes, 144A	6.500	06/01/26	75	79,781
FBM Finance, Inc., Sr. Sec’d. Notes, 144A	8.250	08/15/21	100	104,500
KCG Holdings, Inc., Sr. Sec’d. Notes, 144A	6.875	03/15/20	125	122,187
Navient Corp.,
Sr. Unsec’d. Notes	5.875	10/25/24	200	178,500
Sr. Unsec’d. Notes, MTN	6.125	03/25/24	25	22,875
Sr. Unsec’d. Notes	6.625	07/26/21	50	50,375
Sr. Unsec’d. Notes	7.250	09/25/23	75	74,719
Sr. Unsec’d. Notes, MTN	8.000	03/25/20	100	108,500
OneMain Financial Holdings LLC, Gtd. Notes, 144A (original cost $25,000; purchased 12/08/14)(b)(f)	6.750	12/15/19	25	25,875
Springleaf Finance Corp., Gtd. Notes	6.000	06/01/20	50	50,438

				1,116,187

Electric 1.1%
AES Corp.,
Sr. Unsec’d. Notes	5.500	04/15/25	300	303,000
Sr. Unsec’d. Notes	7.375	07/01/21	175	197,313
Calpine Corp.,
Sr. Sec’d. Notes, 144A	7.875	01/15/23	350	367,062
Sr. Unsec’d. Notes	5.375	01/15/23	250	247,500
Sr. Unsec’d. Notes	5.500	02/01/24	150	146,250
DPL, Inc.,
Sr. Unsec’d. Notes	6.750	10/01/19	250	259,375
Sr. Unsec’d. Notes	7.250	10/15/21	25	26,094
Dynegy, Inc.,
Gtd. Notes	6.750	11/01/19	325	328,929
Gtd. Notes(c)	7.625	11/01/24	675	646,312
GenOn Energy, Inc.,
Sr. Unsec’d. Notes	7.875	06/15/17	225	184,500
Sr. Unsec’d. Notes(c)	9.875	10/15/20	275	205,563

See Notes to Financial Statements.

Prudential Income Builder Fund	23

Portfolio of Investments (continued)

as of October 31, 2016

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Electric (cont’d.)
Listrindo Capital BV (Indonesia), Gtd. Notes, 144A	4.950%	09/14/26	200	$202,006
Mirant Mid-Atlantic, Pass-Through Trust, Pass-Through Certificates(b)	9.125	06/30/17	153	124,874
NRG Energy, Inc.,
Gtd. Notes	6.250	05/01/24	144	139,680
Gtd. Notes	6.625	03/15/23	42	41,895
Gtd. Notes	7.875	05/15/21	109	113,905
Gtd. Notes, 144A	7.250	05/15/26	150	147,587
NRG REMA LLC,
Pass-Through Certificates(b)	9.237	07/02/17	8	6,470
Pass-Through Certificates(b)	9.681	07/02/26	225	155,250

				3,843,565

Engineering & Construction 0.1%
AECOM, Gtd. Notes	5.875	10/15/24	200	211,250
Delhi International Airport Pvt Ltd. (India), Sr. Sec’d. Notes, 144A	6.125	10/31/26	200	205,152
Odebrecht Finance Ltd. (Brazil), Gtd. Notes, RegS (original cost $218,750; purchased 09/24/14)(b)(f)	7.125	06/26/42	200	99,000

				515,402

Entertainment 0.9%
AMC Entertainment Holdings, Inc., Gtd. Notes, 144A	5.875	11/15/26	50	50,188
AMC Entertainment, Inc., Gtd. Notes	5.750	06/15/25	300	300,750
Carmike Cinemas, Inc., Sec’d. Notes, 144A	6.000	06/15/23	125	133,437
CCM Merger, Inc., Gtd. Notes, 144A (original cost $397,478; purchased 09/26/14 - 11/17/15)(b)(f)	9.125	05/01/19	375	391,875
Cinemark USA, Inc., Gtd. Notes	4.875	06/01/23	350	350,437
Eldorado Resorts, Inc., Gtd. Notes	7.000	08/01/23	200	212,500
GLP Capital LP/GLP Financing II, Inc.,
Gtd. Notes	5.375	11/01/23	75	80,438
Gtd. Notes	5.375	04/15/26	75	79,688
Isle of Capri Casinos, Inc., Gtd. Notes	5.875	03/15/21	150	156,000
National CineMedia LLC,
Sr. Sec’d. Notes	6.000	04/15/22	100	104,000
Sr. Unsec’d. Notes, 144A	5.750	08/15/26	100	103,000
Penn National Gaming, Inc., Sr. Unsec’d. Notes	5.875	11/01/21	150	155,250
Pinnacle Entertainment, Inc., Sr. Unsec’d. Notes, 144A	5.625	05/01/24	350	352,625
Scientific Games International, Inc.,
Gtd. Notes	6.625	05/15/21	675	555,187
Gtd. Notes	10.000	12/01/22	250	231,250

				3,256,625

See Notes to Financial Statements.

24

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Environmental Control 0.1%
Advanced Disposal Services, Inc., Sr. Unsec’d. Notes, 144A	5.625%	11/15/24	100	$100,500
Clean Harbors, Inc., Gtd. Notes	5.125	06/01/21	150	153,563

				254,063

Food 0.6%
B&G Foods, Inc., Gtd. Notes	4.625	06/01/21	100	102,750
Darling Ingredients, Inc., Gtd. Notes	5.375	01/15/22	100	104,250
ESAL GmbH (Brazil), Gtd. Notes, 144A	6.250	02/05/23	200	192,500
Hearthside Group Holdings LLC/Hearthside Finance Co., Gtd. Notes, 144A	6.500	05/01/22	100	98,750
Ingles Markets, Inc., Sr. Unsec’d. Notes	5.750	06/15/23	150	155,250
JBS USA LLC/JBS USA Finance, Inc. (Brazil),
Gtd. Notes, 144A (original cost $173,875; purchased 05/20/16 - 10/27/16)(b)(f)	5.750	06/15/25	175	171,500
Gtd. Notes, 144A (original cost $242,000; purchased 07/02/15 - 01/27/16)(b)(f)	5.875	07/15/24	250	251,250
Gtd. Notes, 144A (original cost $351,875; purchased 01/05/16 - 07/05/16)(b)(f)	7.250	06/01/21	350	358,750
Pilgrim’s Pride Corp., Gtd. Notes, 144A	5.750	03/15/25	25	25,563
Pinnacle Foods Finance LLC/Pinnacle Foods Finance Corp., Gtd. Notes	5.875	01/15/24	75	80,437
Post Holdings, Inc.,
Gtd. Notes, 144A	6.750	12/01/21	100	107,000
Gtd. Notes, 144A	8.000	07/15/25	125	142,500
Shearer’s Foods LLC/Chip Finance Corp., Sr. Sec’d. Notes, 144A	9.000	11/01/19	150	156,750
Smithfield Foods, Inc., Sr. Unsec’d. Notes, 144A	5.875	08/01/21	175	182,437
SUPERVALU, Inc.,
Sr. Unsec’d. Notes	6.750	06/01/21	50	50,250
Sr. Unsec’d. Notes	7.750	11/15/22	150	152,250

				2,332,187

Gas 0.2%
AmeriGas Partners LP/AmeriGas Finance Corp.,
Sr. Unsec’d. Notes	5.625	05/20/24	75	78,563
Sr. Unsec’d. Notes	5.875	08/20/26	225	236,250
Fermaca Enterprises S de RL de CV (Mexico), Sr. Sec’d. Notes, 144A (original cost $245,581; purchased 06/17/15)(b)(f)	6.375	03/30/38	238	247,965
NGL Energy Partners LP/NGL Energy Finance Corp., Gtd. Notes, 144A	7.500	11/01/23	100	100,250

				663,028

See Notes to Financial Statements.

Prudential Income Builder Fund	25

Portfolio of Investments (continued)

as of October 31, 2016

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Hand/Machine Tools
Apex Tool Group LLC, Gtd. Notes, 144A (original cost $92,375; purchased 10/26/16)(b)(f)	7.000%	02/01/21	100	$91,250

Healthcare-Products 0.2%
Crimson Merger Sub., Inc., Sr. Unsec’d. Notes, 144A	6.625	05/15/22	350	300,125
Greatbatch Ltd., Gtd. Notes, 144A	9.125	11/01/23	175	168,000
Mallinckrodt International Finance SA, Gtd. Notes	4.750	04/15/23	300	261,375

				729,500

Healthcare-Services 1.2%
Acadia Healthcare Co., Inc., Gtd. Notes	5.625	02/15/23	268	268,335
Centene Corp., Sr. Unsec’d. Notes	4.750	05/15/22	125	126,875
CHS/Community Health Systems, Inc.,
Gtd. Notes	6.875	02/01/22	525	400,312
Gtd. Notes	7.125	07/15/20	350	282,625
Gtd. Notes	8.000	11/15/19	125	110,000
HCA, Inc., Gtd. Notes	5.375	02/01/25	970	990,079
HealthSouth Corp.,
Gtd. Notes	5.125	03/15/23	25	25,250
Gtd. Notes	5.750	11/01/24	150	154,687
Gtd. Notes	5.750	09/15/25	75	77,625
Kindred Healthcare, Inc.,
Gtd. Notes	8.000	01/15/20	225	222,750
Gtd. Notes	8.750	01/15/23	50	48,500
LifePoint Health, Inc., Gtd. Notes	5.875	12/01/23	75	76,125
MPH Acquisition Holdings LLC, Sr. Unsec’d. Notes, 144A	7.125	06/01/24	75	80,243
Select Medical Corp., Gtd. Notes	6.375	06/01/21	325	320,937
Surgery Center Holdings, Inc., Gtd. Notes, 144A	8.875	04/15/21	75	79,875
Tenet Healthcare Corp.,
Sr. Sec’d. Notes	4.750	06/01/20	150	153,375
Sr. Unsec’d. Notes	6.750	02/01/20	475	465,500
Sr. Unsec’d. Notes	6.750	06/15/23	325	298,594
Sr. Unsec’d. Notes	8.125	04/01/22	25	24,438

				4,206,125

Home Builders 0.8%
Beazer Homes USA, Inc.,
Gtd. Notes	5.750	06/15/19	50	51,625
Gtd. Notes	7.250	02/01/23	100	100,500
Gtd. Notes	7.500	09/15/21	225	227,250

See Notes to Financial Statements.

26

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Home Builders (cont’d.)
Brookfield Residential Properties, Inc. (Canada),
Gtd. Notes, 144A	6.375%	05/15/25	75	$74,813
Gtd. Notes, 144A	6.500	12/15/20	125	128,750
CalAtlantic Group, Inc.,
Gtd. Notes	5.375	10/01/22	25	26,281
Gtd. Notes	8.375	01/15/21	200	237,500
D.R. Horton, Inc., Gtd. Notes	4.750	02/15/23	100	105,500
KB Home,
Gtd. Notes	7.250	06/15/18	150	159,000
Gtd. Notes	7.625	05/15/23	50	53,250
Lennar Corp.,
Gtd. Notes	4.750	05/30/25	185	187,682
Gtd. Notes	4.875	12/15/23	65	66,300
M/I Homes, Inc., Gtd. Notes	6.750	01/15/21	75	78,938
Meritage Homes Corp., Gtd. Notes	6.000	06/01/25	50	52,750
PulteGroup, Inc.,
Gtd. Notes	5.000	01/15/27	125	124,062
Gtd. Notes	5.500	03/01/26	175	182,000
Shea Homes LP/Shea Homes Funding Corp., Gtd. Notes, 144A	5.875	04/01/23	75	73,688
Gtd. Notes, 144A	6.125	04/01/25	225	221,625
Taylor Morrison Communities, Inc./Monarch Communities, Inc., Gtd. Notes, 144A	5.875	04/15/23	425	448,375
WCI Communities, Inc., Gtd. Notes	6.875	08/15/21	75	79,125
William Lyon Homes, Inc., Gtd. Notes	7.000	08/15/22	200	208,000

				2,887,014

Household Products/Wares
Spectrum Brands, Inc., Gtd. Notes	5.750	07/15/25	75	81,188

Housewares
Scotts Miracle-Gro Co. (The), Gtd. Notes, 144A	6.000	10/15/23	50	53,000

Internet
Zayo Group LLC/Zayo Capital, Inc., Gtd. Notes	6.375	05/15/25	95	100,018

Iron/Steel 0.2%
AK Steel Corp., Sr. Sec’d. Notes	7.500	07/15/23	150	161,625
ArcelorMittal (Luxembourg), Sr. Unsec’d. Notes	10.850	06/01/19	180	215,550

See Notes to Financial Statements.

Prudential Income Builder Fund	27

Portfolio of Investments (continued)

as of October 31, 2016

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Iron/Steel (cont’d.)
Signode Industrial Group Lux SA/Signode Industrial Group US, Inc., Gtd. Notes, 144A (original cost $120,156; purchased 12/22/14)(b)(f)	6.375%	05/01/22	125	$126,250
Vale Overseas Ltd. (Brazil), Gtd. Notes	6.250	08/10/26	80	85,800

				589,225

Leisure Time 0.1%
Viking Cruises Ltd.,
Sr. Unsec’d. Notes, 144A (original cost $108,875; purchased 05/05/16 - 04/06/16)(b)(f)	6.250	05/15/25	125	114,375
Sr. Unsec’d. Notes, 144A (original cost $124,375; purchased 03/30/15 - 06/09/16)(b)(f)	8.500	10/15/22	125	126,250

				240,625

Lodging 0.4%
Boyd Gaming Corp.,
Gtd. Notes	6.875	05/15/23	325	347,750
Gtd. Notes, 144A	6.375	04/01/26	50	53,500
Golden Nugget Escrow, Inc., Sr. Unsec’d. Notes, 144A (original cost $361,500; purchased 10/14/15 - 07/20/15)(b)(f)	8.500	12/01/21	350	367,500
Interval Acquisition Corp., Gtd. Notes	5.625	04/15/23	75	77,437
MGM Resorts International,
Gtd. Notes	6.625	12/15/21	225	251,298
Gtd. Notes	6.750	10/01/20	50	55,500
Sugarhouse HSP Gaming Prop Mezz LP/Sugarhouse HSP Gaming Finance Corp., Sr. Sec’d. Notes, 144A (original cost $284,000; purchased 10/01/14 - 01/22/16)(b)(f)	6.375	06/01/21	300	301,386

				1,454,371

Machinery-Construction & Mining
Terex Corp.,
Gtd. Notes	6.000	05/15/21	25	25,437
Gtd. Notes	6.500	04/01/20	100	102,000
Vander Intermediate Holding II Corp., Sr. Unsec’d. Notes, PIK, 144A(b)	9.750	02/01/19	26	13,814

				141,251

See Notes to Financial Statements.

28

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Machinery-Diversified 0.1%
ATS Automation Tooling Systems, Inc. (Canada), Sr. Unsec’d. Notes, 144A	6.500%	06/15/23	275	$284,625
Cleaver-Brooks, Inc., Sr. Sec’d. Notes, 144A (original cost $27,156; purchased 10/06/14)(b)(f)	8.750	12/15/19	25	26,125
Cloud Crane LLC, Sec’d. Notes, 144A (original cost $152,094; purchased 07/15/16 - 09/23/16)(b)(f)	10.125	08/01/24	150	156,375
Manitowoc Foodservice, Inc., Sr. Unsec’d. Notes	9.500	02/15/24	50	57,437

				524,562

Media 2.0%
Altice US Finance I Corp., Sr. Sec’d. Notes, 144A	5.375	07/15/23	200	204,610
CBS Radio, Inc., Gtd. Notes, 144A	7.250	11/01/24	50	51,938
CCO Holdings LLC/CCO Holdings Capital Corp.,
Sr. Unsec’d. Notes	5.750	01/15/24	200	211,500
Sr. Unsec’d. Notes, 144A	5.375	05/01/25	50	51,375
Sr. Unsec’d. Notes, 144A	5.500	05/01/26	100	102,438
Sr. Unsec’d. Notes, 144A	5.875	05/01/27	425	445,187
Cequel Communications Holdings I LLC/Cequel Capital Corp.,
Sr. Sec’d. Notes, 144A	7.750	07/15/25	1,000	1,070,000
Sr. Unsec’d. Notes, 144A	5.125	12/15/21	305	296,612
Sr. Unsec’d. Notes, 144A	5.125	12/15/21	125	123,125
Sr. Unsec’d. Notes, 144A	6.375	09/15/20	100	103,000
Clear Channel Worldwide Holdings, Inc.,
Gtd. Notes	6.500	11/15/22	47	47,235
Gtd. Notes	7.625	03/15/20	100	94,500
Gtd. Notes	7.625	03/15/20	90	87,075
CSC Holdings LLC, Sr. Unsec’d. Notes	7.875	02/15/18	350	373,625
DISH DBS Corp.,
Gtd. Notes	6.750	06/01/21	100	107,438
Gtd. Notes	7.750	07/01/26	390	428,271
Entercom Radio LLC, Gtd. Notes	10.500	12/01/19	200	206,000
Gray Television, Inc., Gtd. Notes, 144A	5.875	07/15/26	75	74,625
Mediacom Broadband LLC/Mediacom Broadband Corp., Sr. Unsec’d. Notes	6.375	04/01/23	155	161,200
Mediacom LLC/Mediacom Capital Corp., Sr. Unsec’d. Notes	7.250	02/15/22	250	260,000
Midcontinent Communications & Midcontinent Finance Corp., Gtd. Notes, 144A	6.875	08/15/23	150	159,750
Nexstar Escrow Corp., Gtd. Notes, 144A	5.625	08/01/24	175	173,687
Quebecor Media, Inc. (Canada), Sr. Unsec’d. Notes	5.750	01/15/23	275	287,375
SFR Group SA (France), Sr. Sec’d. Notes, 144A	7.375	05/01/26	600	606,000

See Notes to Financial Statements.

Prudential Income Builder Fund	29

Portfolio of Investments (continued)

as of October 31, 2016

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Media (cont’d.)
Sinclair Television Group, Inc.,
Gtd. Notes, 144A	5.125%	02/15/27	75	$71,812
Gtd. Notes, 144A	5.625	08/01/24	25	25,313
Gtd. Notes, 144A	5.875	03/15/26	50	51,625
TEGNA, Inc., Gtd. Notes	6.375	10/15/23	200	211,500
Time, Inc., Gtd. Notes, 144A	5.750	04/15/22	150	144,375
Tribune Media Co., Gtd. Notes	5.875	07/15/22	150	150,000
Univision Communications, Inc., Gtd. Notes, 144A (original cost $417,650; purchased 06/28/16 - 07/05/16)(b)(f)	8.500	05/15/21	400	412,209
UPCB Finance IV Ltd. (Netherlands), Sr. Sec’d. Notes, 144A	5.375	01/15/25	75	76,125
VTR Finance BV (Chile), Sr. Sec’d. Notes, 144A	6.875	01/15/24	200	209,250

				7,078,775

Metal Fabricate & Hardware 0.1%
Novelis Corp., Gtd. Notes, 144A	5.875	09/30/26	125	126,563
Zekelman Industries, Inc., Sr. Sec’d. Notes, 144A	9.875	06/15/23	200	210,500

				337,063

Mining 0.8%
Alcoa Nederland Holding BV, Gtd. Notes, 144A	6.750	09/30/24	200	207,000
Eldorado Gold Corp. (Canada), Gtd. Notes, 144A	6.125	12/15/20	140	141,400
FMG Resources August 2006 Pty Ltd. (Australia), Sr. Sec’d. Notes, 144A	9.750	03/01/22	135	156,600
Freeport-McMoRan, Inc.,
Gtd. Notes(c)	3.550	03/01/22	250	229,375
Gtd. Notes	3.875	03/15/23	405	365,512
International Wire Group, Inc., Sec’d. Notes, 144A (original cost $239,983; purchased 07/12/16 - 09/26/16)(f)	10.750	08/01/21	250	236,250
Joseph T Ryerson & Son, Inc., Sr. Sec’d. Notes, 144A	11.000	05/15/22	75	81,937
Kaiser Aluminum Corp., Gtd. Notes	5.875	05/15/24	50	52,813
Kinross Gold Corp. (Canada), Gtd. Notes	5.950	03/15/24	200	210,000
Lundin Mining Corp. (Canada),
Sr. Sec’d. Notes, 144A	7.500	11/01/20	100	106,250
Sr. Sec’d. Notes, 144A	7.875	11/01/22	175	189,000
New Gold, Inc. (Canada),
Gtd. Notes, 144A	6.250	11/15/22	200	202,000
Gtd. Notes, 144A	7.000	04/15/20	125	128,750

See Notes to Financial Statements.

30

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Mining (cont’d.)
Teck Resources Ltd. (Canada),
Gtd. Notes	3.000%	03/01/19	115	$113,275
Gtd. Notes	4.750	01/15/22	370	367,921
Gtd. Notes	6.000	08/15/40	100	96,500

				2,884,583

Miscellaneous Manufacturing 0.1%
Amsted Industries, Inc., Gtd. Notes, 144A (original cost $166,415; purchased 06/22/15)(b)(f)	5.000	03/15/22	166	166,415
Bombardier, Inc. (Canada), Sr. Unsec’d. Notes, 144A	7.500	03/15/25	150	134,250
Koppers, Inc., Gtd. Notes	7.875	12/01/19	155	157,325

				457,990

Office/Business Equipment
CDW LLC/CDW Finance Corp., Gtd. Notes	5.500	12/01/24	150	157,547

Oil & Gas 0.8%
Antero Resources Corp.,
Gtd. Notes	5.375	11/01/21	75	76,125
Gtd. Notes	5.625	06/01/23	75	76,500
Bonanza Creek Energy, Inc., Gtd. Notes	6.750	04/15/21	75	45,562
California Resources Corp.,
Gtd. Notes	6.000	11/15/24	13	7,150
Sec’d. Notes, 144A	8.000	12/15/22	333	224,775
Concho Resources, Inc., Gtd. Notes	5.500	04/01/23	100	102,300
Endeavor Energy Resources LP/EER Finance, Inc.,
Sr. Unsec’d. Notes, 144A	7.000	08/15/21	215	218,762
Sr. Unsec’d. Notes, 144A	8.125	09/15/23	25	26,688
Halcon Resources Corp., Sec’d. Notes, 144A(b)(g)	8.625	02/01/20	150	153,000
Hilcorp Energy I LP/Hilcorp Finance Co., Sr. Unsec’d. Notes, 144A (original cost $150,000; purchased 05/20/15)(b)(f)	5.750	10/01/25	150	150,375
MEG Energy Corp. (Canada),
Gtd. Notes, 144A	6.375	01/30/23	50	41,250
Gtd. Notes, 144A	6.500	03/15/21	250	215,625
Murphy Oil Corp., Sr. Unsec’d. Notes	6.875	08/15/24	50	52,748
Newfield Exploration Co., Sr. Unsec’d. Notes	5.375	01/01/26	75	77,062
Pacific Exploration and Production Corp. (Colombia), Gtd. Notes, 144A(g)	5.375	01/26/19	200	40,000
Range Resources Corp.,
Gtd. Notes, 144A	5.000	08/15/22	25	24,375
Gtd. Notes, 144A	5.000	03/15/23	25	24,188
Gtd. Notes, 144A	5.875	07/01/22	260	264,550

See Notes to Financial Statements.

Prudential Income Builder Fund	31

Portfolio of Investments (continued)

as of October 31, 2016

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Oil & Gas (cont’d.)
Rice Energy, Inc.,
Gtd. Notes	6.250%	05/01/22	25	$25,438
Gtd. Notes	7.250	05/01/23	50	53,000
Sasol Financing International PLC (South Africa), Gtd. Notes	4.500	11/14/22	200	204,708
Sunoco LP/Sunoco Finance Corp.,
Gtd. Notes	5.500	08/01/20	100	101,500
Gtd. Notes	6.375	04/01/23	150	153,375
Western Refining Logistics LP/WNRL Finance Corp., Gtd. Notes	7.500	02/15/23	75	78,375
Western Refining, Inc., Gtd. Notes	6.250	04/01/21	150	151,125
Whiting Petroleum Corp., Gtd. Notes	5.750	03/15/21	25	23,188
WPX Energy, Inc.,
Sr. Unsec’d. Notes	6.000	01/15/22	115	114,712
Sr. Unsec’d. Notes	7.500	08/01/20	50	52,687
Sr. Unsec’d. Notes	8.250	08/01/23	100	108,000

				2,887,143

Packaging & Containers 0.4%
AEP Industries, Inc., Sr. Unsec’d. Notes	8.250	04/15/19	54	55,485
ARD Finance SA (Luxembourg), Sr. Sec’d. Notes, PIK, 144A	7.125	09/15/23	200	198,000
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. (Ireland), Gtd. Notes, 144A	7.250	05/15/24	250	263,750
Coveris Holdings SA (Luxembourg), Gtd. Notes, 144A(b)	7.875	11/01/19	200	206,500
Owens-Brockway Glass Container, Inc.,
Gtd. Notes, 144A	5.875	08/15/23	50	53,281
Gtd. Notes, 144A	6.375	08/15/25	50	54,875
PaperWorks Industries, Inc., Sr. Sec’d. Notes, 144A	9.500	08/15/19	150	138,375
Plastipak Holdings, Inc., Sr. Unsec’d. Notes, 144A (original cost $301,125; purchased 01/22/15 - 06/29/16)(b)(f)	6.500	10/01/21	300	310,500
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC (New Zealand), Gtd. Notes, 144A	7.000	07/15/24	150	160,312
Sealed Air Corp., Gtd. Notes, 144A	4.875	12/01/22	25	26,344

				1,467,422

Pharmaceuticals 0.4%
Endo Finance LLC, Gtd. Notes, 144A	5.750	01/15/22	25	22,500
Endo Finance LLC/Endo Finco, Inc., Gtd. Notes, 144A	5.375	01/15/23	75	63,750

See Notes to Financial Statements.

32

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Pharmaceuticals (cont’d.)
Endo Ltd./Endo Finance LLC/Endo Finco, Inc.,
Gtd. Notes, 144A	6.000%	07/15/23	200	$174,000
Gtd. Notes, 144A	6.500	02/01/25	200	168,500
Horizon Pharma, Inc./Horizon Pharma USA, Inc., Gtd. Notes, 144A	8.750	11/01/24	75	76,125
NBTY, Inc., Sr. Unsec’d. Notes, 144A (original cost $102,094; purchased 07/15/16 - 07/20/16)(b)(f)	7.625	05/15/21	100	97,750
Valeant Pharmaceuticals International, Inc.,
Gtd. Notes, 144A	5.375	03/15/20	75	64,875
Gtd. Notes, 144A	5.500	03/01/23	25	19,625
Gtd. Notes, 144A	6.125	04/15/25	375	296,250
Gtd. Notes, 144A	6.750	08/15/18	75	73,200
Gtd. Notes, 144A	7.500	07/15/21	75	66,750
Vizient, Inc., Sr. Unsec’d. Notes, 144A	10.375	03/01/24	150	167,250

				1,290,575

Pipelines 0.3%
Antero Midstream Partners LP/Antero Midstream Finance Corp., Gtd. Notes, 144A	5.375	09/15/24	50	50,375
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp., Gtd. Notes	6.250	04/01/23	25	25,313
Genesis Energy LP/Genesis Energy Finance Corp., Gtd. Notes	6.750	08/01/22	175	179,812
MPLX LP,
Gtd. Notes	4.875	12/01/24	50	52,293
Gtd. Notes	4.875	06/01/25	50	52,158
Rockies Express Pipeline LLC, Sr. Unsec’d. Notes, 144A (original cost $159,375; purchased 05/27/15)(b)(f)	6.000	01/15/19	150	155,250
Rose Rock Midstream LP/Rose Rock Finance Corp., Gtd. Notes	5.625	11/15/23	25	24,000
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp., Gtd. Notes, 144A	5.500	09/15/24	125	124,375
Targa Resources Partners LP/Targa Resources Partners Finance Corp.,
Gtd. Notes	6.750	03/15/24	100	107,000
Gtd. Notes, 144A	5.125	02/01/25	50	49,875
Gtd. Notes, 144A	5.375	02/01/27	50	50,000
Tesoro Logistics LP/Tesoro Logistics Finance Corp., Gtd. Notes	6.375	05/01/24	125	134,687

				1,005,138

See Notes to Financial Statements.

Prudential Income Builder Fund	33

Portfolio of Investments (continued)

as of October 31, 2016

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Real Estate 0.1%
Crescent Communities LLC/Crescent Venture, Inc., Sr. Sec’d. Notes, 144A	8.875%	10/15/21	50	$50,188
Greystar Real Estate Partners LLC, Sr. Sec’d. Notes, 144A (original cost $101,125; purchased 11/10/14 - 03/29/16)(b)(f)	8.250	12/01/22	100	108,750
Realogy Group LLC/Realogy Co-Issuer Corp., Gtd. Notes, 144A	4.875	06/01/23	125	125,000

				283,938

Real Estate Investment Trusts (REITs) 0.2%
CyrusOne LP/CyrusOne Finance Corp., Gtd. Notes	6.375	11/15/22	75	79,500
DuPont Fabros Technology LP, Gtd. Notes	5.875	09/15/21	50	52,375
Equinix, Inc., Sr. Unsec’d. Notes	5.875	01/15/26	100	106,892
MGM Growth Properties Operating Partnership LP/MGP Escrow Co-Issuer, Inc., Gtd. Notes, 144A	5.625	05/01/24	50	53,220
MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer, Inc., Gtd. Notes, 144A	4.500	09/01/26	125	122,812
MPT Operating Partnership LP/MPT Finance Corp.,
Gtd. Notes	5.250	08/01/26	75	76,500
Gtd. Notes	6.375	02/15/22	75	77,813
Gtd. Notes	6.375	03/01/24	75	80,812
RHP Hotel Properties LP/RHP Finance Corp., Gtd. Notes	5.000	04/15/21	200	206,000
Sabra Health Care LP/Sabra Capital Corp., Gtd. Notes	5.375	06/01/23	50	51,000

				906,924

Retail 0.8%
1011778 BC ULC/New Red Finance, Inc. (Canada), Sec’d. Notes, 144A	6.000	04/01/22	75	78,375
Argos Merger Sub., Inc., Sr. Unsec’d. Notes, 144A(c)	7.125	03/15/23	325	340,031
Brinker International, Inc., Gtd. Notes, 144A	5.000	10/01/24	75	76,313
Caleres, Inc., Gtd. Notes	6.250	08/15/23	125	131,563
CEC Entertainment, Inc., Gtd. Notes	8.000	02/15/22	100	100,500
Claire’s Stores, Inc., Sr. Sec’d. Notes, 144A	9.000	03/15/19	100	50,000
CST Brands, Inc., Gtd. Notes	5.000	05/01/23	75	78,750
Dufry Finance SCA (Switzerland), Gtd. Notes, 144A	5.500	10/15/20	100	102,875
Ferrellgas LP/Ferrellgas Finance Corp., Gtd. Notes	6.750	06/15/23	50	46,625
Ferrellgas Partners LP/Ferrellgas Partners Finance Corp., Sr. Unsec’d. Notes	8.625	06/15/20	150	147,375
Hot Topic, Inc., Sr. Sec’d. Notes, 144A (original cost $101,000; purchased 06/21/16)(b)(f)	9.250	06/15/21	100	106,000

See Notes to Financial Statements.

34

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Retail (cont’d.)
KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC, Gtd. Notes, 144A	5.250%	06/01/26	100	$104,250
L Brands, Inc., Gtd. Notes	6.750	07/01/36	250	265,375
Landry’s, Inc., Sr. Unsec’d. Notes, 144A (original cost $200,000; purchased 09/20/16)(f)	6.750	10/15/24	200	204,000
Men’s Wearhouse, Inc. (The), Gtd. Notes	7.000	07/01/22	100	92,250
Neiman Marcus Group Ltd. LLC, Gtd. Notes, 144A	8.000	10/15/21	575	474,375
PF Chang’s China Bistro, Inc., Gtd. Notes, 144A	10.250	06/30/20	100	95,250
Rite Aid Corp., Gtd. Notes, 144A	6.125	04/01/23	250	263,750
Sally Holdings LLC/Sally Capital, Inc., Gtd. Notes	5.625	12/01/25	125	133,437
Suburban Propane Partners LP/Suburban Energy Finance Corp., Sr. Unsec’d. Notes	7.375	08/01/21	30	31,200
Tops Holding LLC/Tops Markets II Corp., Sr. Sec’d. Notes, 144A (original cost $75,000; purchased 05/29/15)(b)(f)	8.000	06/15/22	75	66,000

				2,988,294

Semiconductors 0.3%
Micron Technology, Inc.,
Sr. Sec’d. Notes, 144A	7.500	09/15/23	100	110,375
Sr. Unsec’d. Notes, 144A	5.250	01/15/24	100	97,500
Sr. Unsec’d. Notes, 144A	5.625	01/15/26	450	436,500
NXP BV/NXP Funding LLC (Netherlands), Gtd. Notes, 144A	4.625	06/15/22	200	218,000
Sensata Technologies BV, Gtd. Notes, 144A	5.000	10/01/25	325	333,125

				1,195,500

Software 1.0%
BMC Software Finance, Inc., Sr. Unsec’d. Notes, 144A	8.125	07/15/21	735	672,525
BMC Software, Inc., Sr. Unsec’d. Notes	7.250	06/01/18	100	99,500
Donnelley Financial Solutions, Inc., Sr. Unsec’d. Notes, 144A	8.250	10/15/24	55	56,788
First Data Corp., Gtd. Notes, 144A	7.000	12/01/23	1,125	1,178,437
Inception Merger Sub, Inc./Rackspace Hosting, Inc., Sr. Unsec’d. Notes, 144A	8.625	11/15/24	150	150,000
Infor Software Parent LLC/Infor Software Parent, Inc., Gtd. Notes, PIK, 144A (original cost $398,600; purchased 03/16/15 - 07/07/16)(b)(f)	7.125	05/01/21	440	445,500
Infor US, Inc., Gtd. Notes (original cost $318,750; purchased 06/11/15 - 05/13/16)(b)(f)	6.500	05/15/22	325	335,969
Informatica LLC, Sr. Unsec’d. Notes, 144A	7.125	07/15/23	200	186,500

See Notes to Financial Statements.

Prudential Income Builder Fund	35

Portfolio of Investments (continued)

as of October 31, 2016

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Software (cont’d.)
Nuance Communications, Inc., Gtd. Notes, 144A	5.375%	08/15/20	150	$154,125
Gtd. Notes, 144A	6.000	07/01/24	250	262,500
RP Crown Parent LLC, Sr. Sec’d. Notes, 144A	7.375	10/15/24	50	51,625

				3,593,469

Telecommunications 1.2%
Aegis Merger Sub, Inc., Sr. Unsec’d. Notes, 144A	10.250	02/15/23	75	81,000
Avaya, Inc., Sec’d. Notes, 144A	10.500	03/01/21	265	87,450
Bharti Airtel International Netherlands BV (India), Gtd. Notes, RegS	5.125	03/11/23	200	215,030
Columbus Cable Barbados Ltd. (Barbados), Gtd. Notes, RegS (original cost $211,700; purchased 10/01/14)(b)(f)	7.375	03/30/21	200	214,000
CommScope Technologies Finance LLC, Sr. Unsec’d. Notes, 144A	6.000	06/15/25	425	446,250
Digicel Group Ltd. (Jamaica), Sr. Unsec’d. Notes, 144A	8.250	09/30/20	200	177,000
Digicel Ltd. (Jamaica), Gtd. Notes, 144A	6.750	03/01/23	200	179,440
Sr. Unsec’d. Notes, RegS	6.000	04/15/21	200	178,940
Intelsat Jackson Holdings SA (Luxembourg), Gtd. Notes	5.500	08/01/23	200	132,500
Gtd. Notes	7.250	04/01/19	150	120,938
Intelsat Luxembourg SA (Luxembourg), Gtd. Notes	7.750	06/01/21	235	76,375
MTN Mauritius Investment Ltd. (South Africa), Gtd. Notes, 144A	6.500	10/13/26	200	202,850
Sprint Corp., Gtd. Notes(b)	7.250	09/15/21	500	511,875
Gtd. Notes(b)	7.625	02/15/25	515	498,262
T-Mobile USA, Inc., Gtd. Notes	6.500	01/15/26	150	164,430
Gtd. Notes	6.625	04/01/23	250	265,670
TBG Global Pte Ltd. (Indonesia), Gtd. Notes, RegS	4.625	04/03/18	200	202,240
Wind Acquisition Finance SA (Italy), Sec’d. Notes, 144A	7.375	04/23/21	200	205,500
Sr. Sec’d. Notes, 144A	6.500	04/30/20	200	208,500

				4,168,250

Textiles 0.1%
Springs Industries, Inc., Sr. Sec’d. Notes	6.250	06/01/21	350	364,000

See Notes to Financial Statements.

36

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Transportation 0.1%
OPE KAG Finance Sub, Inc., Sr. Unsec’d. Notes, 144A	7.875%	07/31/23	50	$47,250
XPO Logistics, Inc.,
Gtd. Notes, 144A	6.125	09/01/23	75	77,156
Gtd. Notes, 144A(c)	6.500	06/15/22	250	260,000

				384,406

TOTAL CORPORATE BONDS (cost $69,053,130)				69,048,446

NON-CORPORATE FOREIGN AGENCIES 3.2%
Banco de Costa Rica (Costa Rica), Gov’t. Gtd. Notes, RegS	5.250	08/12/18	200	203,956
Banco Nacional de Desenvolvimento Economico e Social (Brazil), Sr. Unsec’d. Notes, RegS	6.500	06/10/19	100	108,211
Brazil Loan Trust 1 (Brazil), Gov’t. Gtd. Notes, RegS	5.477	07/24/23	128	128,852
Brazil Minas SPE Via State of Minas Gerais (Brazil), Govt. Gtd. Notes, RegS	5.333	02/15/28	500	490,000
Comision Federal de Electricidad (Mexico), Sr. Unsec’d. Notes, RegS	5.750	02/14/42	200	204,224
Corp. Nacional del Cobre de Chile (Chile), Sr. Unsec’d. Notes, RegS	4.875	11/04/44	400	399,189
Eskom Holdings SOC Ltd. (South Africa),
Sr. Unsec’d. Notes, RegS	5.750	01/26/21	400	402,000
Sr. Unsec’d. Notes, EMTN, RegS	6.750	08/06/23	200	206,374
Export Credit Bank of Turkey (Turkey), Sr. Unsec’d. Notes, 144A	5.000	09/23/21	200	200,318
Export-Import Bank of India (India), Sr. Unsec’d. Notes, 144A	3.375	08/05/26	200	198,309
Gazprom OAO Via Gaz Capital SA (Russia),
Sr. Unsec’d. Notes, RegS	6.510	03/07/22	100	109,580
Sr. Unsec’d. Notes, EMTN, RegS	8.625	04/28/34	210	269,587
KazAgro National Management Holding JSC (Kazakhstan), Sr. Unsec’d. Notes, EMTN, RegS	4.625	05/24/23	200	187,000
Kazakhstan Temir Zholy Finance BV (Kazakhstan),
Gtd. Notes, RegS	6.375	10/06/20	200	212,500
Gtd. Notes, RegS	6.950	07/10/42	200	206,172
KazMunayGas National Co. JSC (Kazakhstan),
Sr. Unsec’d. Notes, RegS	7.000	05/05/20	450	498,929
Sr. Unsec’d. Notes, EMTN, RegS	6.375	04/09/21	200	219,779
Majapahit Holding BV (Indonesia), Gtd. Notes	7.875	06/29/37	100	129,250
Mexico City Airport Trust (Mexico), Sr. Sec’d. Notes, 144A	4.250	10/31/26	200	203,800

See Notes to Financial Statements.

Prudential Income Builder Fund	37

Portfolio of Investments (continued)

as of October 31, 2016

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
NON-CORPORATE FOREIGN AGENCIES (Continued)
National Savings Bank (Sri Lanka), Sr. Unsec’d. Notes, RegS	8.875%	09/18/18	400	$432,360
NOVA Chemicals Corp. (Canada), Sr. Unsec’d. Notes, 144A	5.000	05/01/25	100	100,375
Oschadbank Via SSB #1 PLC (Ukraine), Sr. Unsec’d. Notes, RegS(e)	9.625	03/20/25	200	192,500
Pertamina Persero PT (Indonesia),
Sr. Unsec’d. Notes, EMTN, RegS	4.300	05/20/23	200	207,281
Sr. Unsec’d. Notes, RegS	4.875	05/03/22	200	213,422
Sr. Unsec’d. Notes, EMTN, RegS	6.450	05/30/44	200	220,274
Sr. Unsec’d. Notes, RegS	6.500	05/27/41	200	224,615
Petrobras Global Finance BV (Brazil), Gtd. Notes	8.375	05/23/21	250	276,575
Petroleos de Venezuela SA (Venezuela),
Gtd. Notes, RegS	5.375	04/12/27	625	228,625
Gtd. Notes, RegS	6.000	11/15/26	500	185,735
Gtd. Notes, RegS	8.500	11/02/17	213	155,200
Gtd. Notes, RegS	9.000	11/17/21	150	74,250
Gtd. Notes, RegS	12.750	02/17/22	100	59,250
Sr. Sec’d. Notes, 144A	8.500	10/27/20	500	362,500
Petroleos Mexicanos (Mexico),
Gtd. Notes	5.500	01/21/21	410	435,112
Gtd. Notes	5.500	06/27/44	350	301,490
Gtd. Notes	6.500	06/02/41	430	417,960
Gtd. Notes, 144A, MTN	6.875	08/04/26	80	89,440
Petroleum Co. of Trinidad & Tobago Ltd. (Trinidad & Tobago), Sr. Unsec’d. Notes, RegS	6.000	05/08/22	150	149,438
Sinopec Group Overseas Development 2012 Ltd. (China),
Gtd. Notes, RegS	3.900	05/17/22	200	213,895
Gtd. Notes, RegS	4.875	05/17/42	400	444,599
Sinopec Group Overseas Development 2015 Ltd. (China), Gtd. Notes, RegS	3.250	04/28/25	200	200,941
Southern Gas Corridor CJSC (Azerbaijan), Gov’t. Gtd. Notes, 144A	6.875	03/24/26	250	282,020
State Oil Co. of the Azerbaijan Republic (Azerbaijan), Sr. Unsec’d. Notes, EMTN, RegS	4.750	03/13/23	400	398,150
Three Gorges Finance I Cayman Islands Ltd. (China), Gtd. Notes, RegS	3.150	06/02/26	200	200,580
Trade & Development Bank of Mongolia LLC (Mongolia), Gov’t. Gtd. Notes, EMTN, RegS	9.375	05/19/20	200	198,287
Ukreximbank Via Biz Finance PLC (Ukraine), Sr. Unsec’d. Notes, RegS	9.625	04/27/22	200	197,212

See Notes to Financial Statements.

38

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 1)
NON-CORPORATE FOREIGN AGENCIES (Continued)
Vnesheconombank Via VEB Finance PLC (Russia),
Sr. Unsec’d. Notes, RegS	5.942%		11/21/23	200	$206,206
Sr. Unsec’d. Notes, RegS	6.902		07/09/20	250	269,375
YPF SA (Argentina),
Sr. Unsec’d. Notes, RegS	8.875		12/19/18	100	109,095
Sr. Unsec’d. Notes, 144A	8.500		03/23/21	50	54,985

TOTAL NON-CORPORATE FOREIGN AGENCIES (cost $11,313,032)					11,679,777

FOREIGN GOVERNMENT BONDS 11.2%
Angolan Government International Bond (Angola), Sr. Unsec’d. Notes, RegS	9.500		11/12/25	200	195,690
Argentina Bonar Bonds (Argentina), Bonds	8.750		05/07/24	300	346,942
Argentine Republic Government International Bond (Argentina),
Sr. Unsec’d. Notes(g)	2.260	(e)	12/31/38	EUR 200	138,756
Sr. Unsec’d. Notes(g)	2.500	(e)	12/31/38	180	123,030
Sr. Unsec’d. Notes, 144A	6.875		04/22/21	300	324,600
Sr. Unsec’d. Notes, 144A	7.500		04/22/26	480	524,400
Sr. Unsec’d. Notes	7.820		12/31/33	EUR 550	652,590
Sr. Unsec’d. Notes	8.280		12/31/33	631	707,574
Brazilian Government International Bond (Brazil),
Sr. Unsec’d. Notes	4.875		01/22/21	900	952,200
Sr. Unsec’d. Notes	5.625		01/07/41	150	144,750
Sr. Unsec’d. Notes	7.125		01/20/37	100	114,000
Sr. Unsec’d. Notes	8.250		01/20/34	348	436,740
City of Buenos Aires Argentina (Argentina), Sr. Unsec’d. Notes, RegS	8.950		02/19/21	200	225,500
Colombia Government International Bond (Colombia),
Sr. Unsec’d. Notes	6.125		01/18/41	355	405,587
Sr. Unsec’d. Notes	7.375		09/18/37	540	691,200
Sr. Unsec’d. Notes	10.375		01/28/33	200	310,000
Costa Rica Government International Bond (Costa Rica),
Sr. Unsec’d. Notes, RegS	4.250		01/26/23	400	387,000
Sr. Unsec’d. Notes, RegS	7.000		04/04/44	200	207,000
Sr. Unsec’d. Notes, RegS	7.158		03/12/45	200	209,000
Croatia Government International Bond (Croatia),
Sr. Unsec’d. Notes	5.500		04/04/23	250	272,500
Sr. Unsec’d. Notes, RegS	6.375		03/24/21	300	333,000
Sr. Unsec’d. Notes, RegS	6.625		07/14/20	155	171,926

See Notes to Financial Statements.

Prudential Income Builder Fund	39

Portfolio of Investments (continued)

as of October 31, 2016

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
FOREIGN GOVERNMENT BONDS (Continued)
Dominican Republic International Bond (Dominican Republic),
Sr. Unsec’d. Notes, RegS	5.875%	04/18/24	200	$207,524
Sr. Unsec’d. Notes, RegS	6.850	01/27/45	200	208,000
Sr. Unsec’d. Notes, RegS	7.450	04/30/44	550	610,500
Sr. Unsec’d. Notes, RegS	7.500	05/06/21	745	819,649
Ecuador Government International Bond (Ecuador),
Sr. Unsec’d. Notes, RegS	7.950	06/20/24	400	377,000
Sr. Unsec’d. Notes, RegS	10.500	03/24/20	400	422,000
Egypt Government International Bond (Egypt),
Sr. Unsec’d. Notes, RegS	5.875	06/11/25	200	185,364
Sr. Unsec’d. Notes, 144A	5.875	06/11/25	200	185,364
Sr. Unsec’d. Notes, RegS	6.875	04/30/40	100	90,900
El Salvador Government International Bond (El Salvador),
Sr. Unsec’d. Notes, RegS	6.375	01/18/27	200	199,000
Sr. Unsec’d. Notes, RegS	7.375	12/01/19	105	110,705
Sr. Unsec’d. Notes, RegS	7.625	02/01/41	300	307,965
Sr. Unsec’d. Notes, RegS	7.750	01/24/23	300	327,750
Sr. Unsec’d. Notes, RegS	8.250	04/10/32	80	87,190
Ethiopia International Bond (Ethiopia), Sr. Unsec’d. Notes, RegS	6.625	12/11/24	200	189,220
Gabon Government International Bond (Gabon),
Bonds, RegS	6.375	12/12/24	200	183,356
Bonds, RegS	8.200	12/12/17	200	205,800
Georgia Government International Bond (Georgia), Unsec’d. Notes, RegS	6.875	04/12/21	200	223,008
Ghana Government International Bond (Ghana),
Gtd. Notes, RegS	10.750	10/14/30	200	235,460
Sr. Unsec’d. Notes, RegS	7.875	08/07/23	300	287,148
Sr. Unsec’d. Notes, 144A	8.125	01/18/26	200	191,554
Guatemala Government Bond (Guatemala), Sr. Unsec’d. Notes, RegS	5.750	06/06/22	200	223,000
Honduras Government International Bond (Honduras), Sr. Unsec’d. Notes, RegS	8.750	12/16/20	200	226,550
Hungary Government International Bond (Hungary),
Sr. Unsec’d. Notes	5.375	02/21/23	508	576,478
Sr. Unsec’d. Notes	5.375	03/25/24	222	255,057
Sr. Unsec’d. Notes	5.750	11/22/23	200	233,350
Sr. Unsec’d. Notes	6.375	03/29/21	70	80,756
Sr. Unsec’d. Notes	7.625	03/29/41	250	381,000
Indonesia Government International Bond (Indonesia),
Sr. Unsec’d. Notes, EMTN, RegS	4.125	01/15/25	250	262,223
Sr. Unsec’d. Notes, EMTN, RegS	5.250	01/17/42	520	569,417

See Notes to Financial Statements.

40

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 1)
FOREIGN GOVERNMENT BONDS (Continued)
Sr. Unsec’d. Notes, 144A, MTN	5.950%	01/08/46		200	$242,177
Sr. Unsec’d. Notes, RegS	7.750	01/17/38		200	280,374
Sr. Unsec’d. Notes, RegS	8.500	10/12/35		100	147,929
Indonesia Treasury Bond (Indonesia),
Sr. Unsec’d. Notes	8.250	07/15/21	IDR	1,100,000	88,351
Sr. Unsec’d. Notes	8.375	09/15/26	IDR	1,000,000	81,541
Iraq International Bond (Iraq), Unsec’d. Notes, RegS	5.800	01/15/28		750	602,794
Ivory Coast Government International Bond (Cote D’lvoire),
Sr. Unsec’d. Notes, RegS(e)	5.750	12/31/32		248	242,441
Sr. Unsec’d. Notes, RegS	6.375	03/03/28		600	625,938
Jamaica Government International Bond (Jamaica),
Sr. Unsec’d. Notes	7.625	07/09/25		200	234,000
Sr. Unsec’d. Notes	7.875	07/28/45		200	230,528
Sr. Unsec’d. Notes	8.000	03/15/39		100	116,486
Sr. Unsec’d. Notes	9.250	10/17/25		200	256,000
Kazakhstan Government International Bond (Kazakhstan),
Sr. Unsec’d. Notes, EMTN, RegS	6.500	07/21/45		200	239,178
Sr. Unsec’d. Notes, 144A, RegS	6.500	07/21/45		200	239,178
Kenya Government International Bond (Kenya),
Sr. Unsec’d. Notes, RegS	5.875	06/24/19		400	413,784
Sr. Unsec’d. Notes, RegS	6.875	06/24/24		200	199,500
Lebanon Government International Bond (Lebanon),
Sr. Unsec’d. Notes, GMTN	6.000	05/20/19		265	262,424
Sr. Unsec’d. Notes, RegS	6.000	01/27/23		90	87,206
Sr. Unsec’d. Notes, EMTN, RegS	6.100	10/04/22		45	44,073
Sr. Unsec’d. Notes, GMTN, RegS	6.250	11/04/24		170	163,552
Sr. Unsec’d. Notes, GMTN	6.375	03/09/20		165	165,413
Sr. Unsec’d. Notes, GMTN, RegS	6.600	11/27/26		200	194,368
Sr. Unsec’d. Notes, RegS	6.650	04/22/24		130	128,401
Sr. Unsec’d. Notes, GMTN, RegS	6.650	11/03/28		88	85,744
Sr. Unsec’d. Notes, GMTN, RegS	6.650	02/26/30		85	82,042
Sr. Unsec’d. Notes, EMTN, RegS	8.250	04/12/21		420	449,400
Malaysia Sukuk Global Bhd (Malaysia), Gov’t. Gtd. Notes, 144A	4.080	04/27/46		250	261,100
Mexican Bonos (Mexico), Bonds	6.500	06/09/22	MXN	710	38,436
Mexico Government International Bond (Mexico),
Sr. Unsec’d. Notes	6.050	01/11/40		530	630,037
Sr. Unsec’d. Notes, MTN	6.750	09/27/34		203	261,870
Mongolia Government International Bond (Mongolia), Sr. Unsec’d. Notes, EMTN, RegS	4.125	01/05/18		200	192,000
Morocco Government International Bond (Morocco), Sr. Unsec’d. Notes, RegS	4.250	12/11/22		200	212,920

See Notes to Financial Statements.

Prudential Income Builder Fund	41

Portfolio of Investments (continued)

as of October 31, 2016

Description	Interest Rate		Maturity Date	Principal Amount (000)#		Value (Note 1)
FOREIGN GOVERNMENT BONDS (Continued)
Nigeria Government International Bond (Nigeria),
Bonds, RegS	6.750%		01/28/21		200	$198,888
Sr. Unsec’d. Notes, RegS	6.375		07/12/23		200	193,106
Pakistan Government International Bond (Pakistan),
Sr. Unsec’d. Notes, RegS	7.250		04/15/19		300	317,999
Sr. Unsec’d. Notes, RegS	8.250		09/30/25		200	227,019
Panama Government International Bond (Panama),
Sr. Unsec’d. Notes	4.300		04/29/53		250	255,000
Sr. Unsec’d. Notes	6.700		01/26/36		100	132,875
Sr. Unsec’d. Notes	7.125		01/29/26		335	443,037
Sr. Unsec’d. Notes	9.375		04/01/29		100	152,125
Paraguay Government International Bond (Paraguay), Sr. Unsec’d. Notes, RegS	6.100		08/11/44		200	221,000
Perusahaan Penerbit SBSN Indonesia III (Indonesia), Sr. Unsec’d. Notes, 144A	4.325		05/28/25		200	208,760
Peruvian Government International Bond (Peru),
Sr. Unsec’d. Notes	5.625		11/18/50		245	311,150
Sr. Unsec’d. Notes	6.550		03/14/37		655	897,350
Philippine Government International Bond (Philippines), Sr. Unsec’d. Notes	7.750		01/14/31		460	694,743
Provincia de Buenos Aires (Argentina),
Sr. Unsec’d. Notes, RegS	3.000	(e)	05/01/20	EUR	90	94,105
Sr. Unsec’d. Notes, RegS	9.950		06/09/21		150	171,000
Republic of Angola Via Northern Lights III BV (Angola), Sr. Sec’d. Notes, RegS	7.000		08/16/19		188	187,337
Republic of Armenia International Bond (Armenia), Sr. Unsec’d. Notes, RegS	6.000		09/30/20		200	206,750
Republic of Azerbaijan International Bond (Azerbaijan), Sr. Unsec’d. Notes, RegS	4.750		03/18/24		200	206,584
Republic of Belarus International Bond (Belarus), Sr. Unsec’d. Notes, RegS	8.950		01/26/18		200	209,917
Republic of Cameroon International Bond (Cameroon), Sr. Unsec’d. Notes, RegS	9.500		11/19/25		200	222,564
Republic of South Africa Government International Bond (South Africa),
Sr. Unsec’d. Notes	4.665		01/17/24		100	104,800
Sr. Unsec’d. Notes	4.875		04/14/26		200	207,530
Sr. Unsec’d. Notes	5.000		10/12/46		200	194,144
Sr. Unsec’d. Notes	5.875		05/30/22		150	169,257
Romanian Government International Bond (Romania),
Sr. Unsec’d. Notes, 144A, MTN	3.875		10/29/35	EUR	170	205,917
Sr. Unsec’d. Notes, EMTN, RegS	3.875		10/29/35	EUR	170	205,917
Sr. Unsec’d. Notes, EMTN, RegS	4.375		08/22/23		310	336,722

See Notes to Financial Statements.

42

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 1)
FOREIGN GOVERNMENT BONDS (Continued)
Romanian Government International Bond (Romania), Sr. Unsec’d. Notes, EMTN, RegS	6.125%		01/22/44	96	$124,645
Sr. Unsec’d. Notes, EMTN, RegS	6.750		02/07/22	2	2,375
Russian Foreign Bond - Eurobond (Russia), Sr. Unsec’d. Notes, RegS	4.750		05/27/26	400	423,352
Sr. Unsec’d. Notes, RegS	5.625		04/04/42	200	220,720
Sr. Unsec’d. Notes, RegS	12.750		06/24/28	420	734,731
Senegal Goverment International Bond (Senegal), Sr. Unsec’d. Notes, RegS	8.750		05/13/21	200	225,808
Serbia International Bond (Serbia), Bonds, RegS	4.875		02/25/20	600	621,300
Sr. Unsec’d. Notes, RegS	7.250		09/28/21	200	229,700
Sri Lanka Government International Bond (Sri Lanka), Sr. Unsec’d. Notes, RegS	6.250		10/04/20	430	449,350
Sr. Unsec’d. Notes, RegS	6.250		07/27/21	230	240,661
Sr. Unsec’d. Notes, RegS	6.850		11/03/25	400	421,036
Third Pakistan International Sukuk Co. Ltd. (The) (Pakistan), Sr. Unsec’d. Notes, 144A	5.500		10/13/21	200	203,763
Turkey Government International Bond (Turkey), Sr. Unsec’d. Notes	4.875		04/16/43	200	177,684
Sr. Unsec’d. Notes	5.625		03/30/21	235	248,176
Sr. Unsec’d. Notes	6.000		01/14/41	400	412,764
Sr. Unsec’d. Notes	6.250		09/26/22	500	543,894
Sr. Unsec’d. Notes	6.875		03/17/36	519	590,051
Ukraine Government International Bond (Ukraine), Sr. Unsec’d. Notes, 144A	4.925	(h)	05/31/40	35	11,062
Sr. Unsec’d. Notes, RegS	4.994	(h)	05/31/40	50	15,804
Sr. Unsec’d. Notes, 144A	7.750		09/01/19	300	299,100
Sr. Unsec’d. Notes, RegS	7.750		09/01/19	200	199,400
Sr. Unsec’d. Notes, 144A	7.750		09/01/20	506	501,471
Sr. Unsec’d. Notes, RegS	7.750		09/01/20	100	99,105
Sr. Unsec’d. Notes, 144A	7.750		09/01/21	104	102,440
Sr. Unsec’d. Notes, 144A	7.750		09/01/22	104	101,660
Sr. Unsec’d. Notes, RegS	7.750		09/01/27	100	95,010
Uruguay Government International Bond (Uruguay), Sr. Unsec’d. Notes	5.100		06/18/50	255	254,044
Sr. Unsec’d. Notes	7.625		03/21/36	300	413,550
Venezuela Government International Bond (Venezuela), Sr. Unsec’d. Notes, RegS	7.000		03/31/38	620	259,470
Sr. Unsec’d. Notes, RegS	7.750		10/13/19	370	187,775
Sr. Unsec’d. Notes, RegS	9.000		05/07/23	100	45,900
Sr. Unsec’d. Notes, RegS	11.950		08/05/31	300	165,000
Vietnam Government International Bond (Vietnam), Sr. Unsec’d. Notes, RegS	4.800		11/19/24	200	211,484

See Notes to Financial Statements.

Prudential Income Builder Fund	43

Portfolio of Investments (continued)

as of October 31, 2016

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 1)
FOREIGN GOVERNMENT BONDS (Continued)
Zambia Government International Bond (Zambia), Sr. Unsec’d. Notes, RegS	8.500%	04/14/24		200	$194,622
Sr. Unsec’d. Notes, RegS	8.970	07/30/27		200	196,088
Unsec’d. Notes, RegS	5.375	09/20/22		200	173,856

TOTAL FOREIGN GOVERNMENT BONDS (cost $38,907,105)					40,207,905

U.S. TREASURY OBLIGATION 0.2%
U.S. Treasury Notes (cost $807,571)(i)(j)	2.250	11/15/24		800	831,750

TOTAL LONG-TERM INVESTMENTS (cost $335,037,613)					343,500,963

SHORT-TERM INVESTMENTS 6.9%

			Shares
AFFILIATED MUTUAL FUNDS 6.9%
Prudential Investment Portfolios 2 - Prudential Institutional Money Market Fund (cost $10,814,805; includes $10,809,756 of cash collateral for securities on loan)(a)(k)				10,814,272	10,816,435
Prudential Investment Portfolios 2 - Prudential Core Ultra Short Bond Fund(a)				14,065,248	14,065,248

TOTAL AFFILIATED MUTUAL FUNDS (cost $24,880,053)(Note 3)					24,881,683

			Principal Amount (000)#
FOREIGN TREASURY OBLIGATIONS(l)
Letras del Banco Central de La Republica Argentina (Argentina)	23.500	01/11/17	ARS	770	48,383
Letras del Banco Central de La Republica Argentina (Argentina)	23.500	01/25/17	ARS	400	24,930
Letras del Banco Central de La Republica Argentina (Argentina)	26.956	01/18/17	ARS	1,275	79,825

TOTAL FOREIGN TREASURY OBLIGATIONS (cost $153,594)					153,138

TOTAL SHORT-TERM INVESTMENTS (cost $25,033,647)					25,034,821

TOTAL INVESTMENTS 102.1% (cost $360,071,260)					368,535,784
Liabilities in excess of other assets(m) (2.1)%					(7,721,327)

NET ASSETS 100.0%					$360,814,457

See Notes to Financial Statements.

44

The following abbreviations are used in the annual report:

144A—Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.

RegS—Regulation S. Security was purchased pursuant to Regulation S and may not be offered, sold or delivered within the United States or to, or for the account or benefit of, U.S. persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

ADR—American Depositary Receipt

CDS—Credit Default Swap

CDX—Credit Derivative Index

CVA—Certificate Van Aandelen (Bearer)

CVT—Convertible Security

EMTN—Euro Medium Term Note

ETF—Exchange Traded Fund

GMTN—Global Medium Term Note

MLP—Master Limited Partnership

MTN—Medium Term Note

OTC—Over-the-counter

PIK—Payment-in-Kind

REIT—Real Estate Investment Trust

SPDR—Standard & Poor’s Depository Receipts

UTS—Unit Trust Security

ARS—Argentine Peso

BRL—Brazilian Real

CAD—Canadian Dollar

COP—Colombian Peso

EUR—Euro

HUF—Hungarian Forint

IDR—Indonesian Rupiah

INR—Indian Rupee

JPY—Japanese Yen

MXN—Mexican Peso

MYR—Malaysian Ringgit

PEN—Peruvian Nuevo Sol

PHP—Philippine Peso

PLN—Polish Zloty

RUB—Russian Ruble

SGD—Singapore Dollar

THB—Thai Baht

TRY—Turkish Lira

TWD—New Taiwanese Dollar

ZAR—South African Rand

^	Indicates a Level 3 security. The aggregate value of Level 3 securities is $1,380,400 and 0.4% of net assets.
#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.
(a)	Prudential Investments LLC, the manager of the Fund, also serves as manager of the underlying funds in which the Fund invests.
(b)	Indicates a security or securities that have been deemed illiquid. (unaudited)

See Notes to Financial Statements.

Prudential Income Builder Fund	45

Portfolio of Investments (continued)

as of October 31, 2016

(c)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $10,575,297; cash collateral of $10,809,756 (included in liabilities) was received with which the Fund purchased highly liquid short-term investments. Securities on loan are subject to contractual netting arrangements.
(d)	Non-income producing security.
(e)	Variable rate instrument. The interest rate shown reflects the rate in effect at October 31, 2016.
(f)	Indicates a restricted security; the aggregate original cost of the restricted securities is $7,045,132. The aggregate value of $6,998,981 is approximately 1.9% of net assets.
(g)	Represents issuer in default on interest payments. Non-income producing security. Such securities may be post maturity.
(h)	Represents zero coupon bond or principal only securities. Rate represents yield to maturity at purchase date.
(i)	Represents security, or a portion thereof, segregated as collateral for futures contracts.
(j)	Represents security, or a portion thereof, segregated as collateral for OTC swap agreements.
(k)	Represents security purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(l)	Rate shown is the effective yield at purchase date.
(m)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

Futures contracts outstanding at October 31, 2016:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at October 31, 2016	Unrealized Appreciation (Depreciation)
	Long Positions:
9	2 Year U.S. Treasury Notes	Dec. 2016	$1,963,797	$1,963,266	$(531)
21	5 Year U.S. Treasury Notes	Dec. 2016	2,550,891	2,536,735	(14,156)
10	10 Year U.S. Treasury Notes	Dec. 2016	1,312,328	1,296,250	(16,078)
2	20 Year U.S. Treasury Bonds	Dec. 2016	335,024	325,438	(9,586)
1	30 Year U.S. Ultra Treasury Bonds	Dec. 2016	180,563	175,938	(4,625)

					(44,976)

	Short Position:
22	10 Year U.S. Treasury Notes	Dec. 2016	2,866,328	2,851,750	14,578

					$(30,398)

Cash of $100,000 and a U.S. Treasury Obligation with a market value of $124,763 have been segregated with Citigroup Global Markets to cover requirements for open futures contracts at October 31, 2016.

See Notes to Financial Statements.

46

Forward foreign currency exchange contracts outstanding at October 31, 2016:

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts:
Brazilian Real,
Expiring 11/03/16	Goldman Sachs & Co.	BRL	844	$258,098	$264,080	$5,982
Expiring 11/03/16	Goldman Sachs & Co.	BRL	429	131,902	134,400	2,498
Expiring 12/02/16	Credit Suisse First Boston Corp.	BRL	1,273	402,557	394,899	(7,658)
Canadian Dollar,
Expiring 01/13/17	Citigroup Global Markets	CAD	265	201,319	197,537	(3,782)
Colombian Peso,
Expiring 11/10/16	Bank of America	COP	273,896	93,800	90,941	(2,859)
Euro,
Expiring 01/27/17	Goldman Sachs & Co.	EUR	268	295,250	295,470	220
Indian Rupee,
Expiring 12/09/16	Citigroup Global Markets	INR	14,164	210,373	210,844	471
Expiring 01/20/17	Citigroup Global Markets	INR	14,192	209,812	209,948	136
Expiring 01/20/17	Goldman Sachs & Co.	INR	15,701	232,425	232,281	(144)
Expiring 01/20/17	Goldman Sachs & Co.	INR	13,523	200,466	200,063	(403)
Indonesian Rupiah,
Expiring 11/22/16	Citigroup Global Markets	IDR	2,679,226	202,818	204,752	1,934
Expiring 01/20/17	Citigroup Global Markets	IDR	3,062,920	232,425	231,829	(596)
Japanese Yen,
Expiring 01/27/17	UBS AG	JPY	25,936	249,656	248,254	(1,402)
Malaysian Ringgit,
Expiring 11/10/16	UBS AG	MYR	764	184,986	182,036	(2,950)
Expiring 12/09/16	Barclays Capital Group	MYR	764	184,637	181,754	(2,883)
Expiring 12/21/16	Credit Suisse First Boston Corp.	MYR	2,345	567,140	557,546	(9,594)
Mexican Peso,
Expiring 01/20/17	Goldman Sachs & Co.	MXN	3,176	165,846	166,516	670
Expiring 01/24/17	Goldman Sachs & Co.	MXN	3,145	167,338	164,830	(2,508)
New Taiwanese Dollar,
Expiring 12/15/16	Bank of America	TWD	21,125	676,418	670,051	(6,367)
Peruvian Nuevo Sol,
Expiring 12/09/16	Citigroup Global Markets	PEN	501	147,396	148,212	816
Expiring 01/23/17	Citigroup Global Markets	PEN	432	125,461	127,190	1,729
Expiring 01/23/17	Goldman Sachs & Co.	PEN	432	125,699	127,190	1,491
Philippine Peso,
Expiring 01/20/17	Citigroup Global Markets	PHP	8,080	166,464	166,693	229
Expiring 01/20/17	Citigroup Global Markets	PHP	2,471	50,546	50,980	434
Polish Zloty,
Expiring 01/25/17	Goldman Sachs & Co.	PLN	2,456	623,298	625,040	1,742
Russian Ruble,
Expiring 12/09/16	Bank of America	RUB	28,779	453,891	449,234	(4,657)

See Notes to Financial Statements.

Prudential Income Builder Fund	47

Portfolio of Investments (continued)

as of October 31, 2016

Forward foreign currency exchange contracts outstanding at October 31, 2016 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts (cont’d):
Singapore Dollar,
Expiring 12/21/16	Bank of America	SGD	279	$201,773	$200,612	$(1,161)
South African Rand,
Expiring 01/13/17	Hong Kong & Shanghai Bank	ZAR	698	48,333	51,003	2,670
Expiring 01/13/17	Citigroup Global Markets	ZAR	891	64,100	65,075	975
Expiring 01/13/17	Citigroup Global Markets	ZAR	995	68,717	72,639	3,922
Thai Baht,
Expiring 11/22/16	Citigroup Global Markets	THB	9,390	269,030	268,170	(860)
Expiring 01/20/17	Citigroup Global Markets	THB	12,554	349,909	358,317	8,408
Expiring 01/20/17	Citigroup Global Markets	THB	12,554	350,856	358,310	7,454
Turkish Lira,
Expiring 11/18/16	Citigroup Global Markets	TRY	932	313,440	299,973	(13,467)

				$8,226,179	$8,206,669	$(19,510)

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts:
Brazilian Real,
Expiring 11/03/16	Credit Suisse First Boston Corp.	BRL	1,273	$406,106	$398,480	$7,626
Canadian Dollar,
Expiring 01/13/17	Bank of America	CAD	267	201,319	199,220	2,099
Expiring 01/13/17	Goldman Sachs & Co.	CAD	267	200,465	199,108	1,357
Expiring 01/13/17	Citigroup Global Markets	CAD	139	104,000	103,671	329
Expiring 01/13/17	Citigroup Global Markets	CAD	138	103,592	103,051	541
Colombian Peso,
Expiring 01/23/17	Citigroup Global Markets	COP	266,904	89,505	87,703	1,802
Euro,
Expiring 01/27/17	Goldman Sachs & Co.	EUR	2,611	2,854,201	2,878,270	(24,069)
Expiring 01/27/17	UBS AG	EUR	188	205,519	207,252	(1,733)
Expiring 01/27/17	Goldman Sachs & Co.	EUR	182	199,378	200,661	(1,283)
Expiring 01/27/17	Citigroup Global Markets	EUR	234	256,899	258,330	(1,431)
Hungarian Forint,
Expiring 01/25/17	Citigroup Global Markets	HUF	118,346	423,950	421,419	2,531
Indonesian Rupiah,
Expiring 11/22/16	Bank of America	IDR	2,313,135	172,558	176,775	(4,217)

See Notes to Financial Statements.

48

Forward foreign currency exchange contracts outstanding at October 31, 2016 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts (cont’d):
Japanese Yen,
Expiring 01/27/17	Citigroup Global Markets	JPY	12,980	$123,580	$124,247	$(667)
Expiring 01/27/17	Citigroup Global Markets	JPY	25,947	248,700	248,361	339
Malaysian Ringgit,
Expiring 12/21/16	Citigroup Global Markets	MYR	1,958	464,850	465,523	(673)
New Taiwanese Dollar,
Expiring 12/15/16	Barclays Capital Group	TWD	21,065	625,439	668,156	(42,717)
Expiring 12/15/16	UBS AG	TWD	6,467	203,376	205,139	(1,763)
Philippine Peso,
Expiring 11/29/16	Citigroup Global Markets	PHP	10,436	215,100	215,489	(389)
Expiring 02/02/17	Citigroup Global Markets	PHP	10,051	205,966	207,299	(1,333)
Singapore Dollar,
Expiring 12/21/16	UBS AG	SGD	279	200,979	200,769	210
Expiring 12/21/16	Citigroup Global Markets	SGD	278	201,773	200,139	1,634
Expiring 12/21/16	Bank of America	SGD	229	168,279	164,745	3,534
South African Rand,
Expiring 01/13/17	Citigroup Global Markets	ZAR	3,430	235,163	250,498	(15,335)
Turkish Lira,
Expiring 11/18/16	Citigroup Global Markets	TRY	937	310,906	301,767	9,139
Expiring 11/18/16	Goldman Sachs & Co.	TRY	406	131,902	130,794	1,108

				$8,553,505	$8,616,866	(63,361)

						$(82,871)

Cross currency exchange contracts outstanding at October 31, 2016:

Settlement	Type	Notional Amount (000)		In Exchange For (000)		Unrealized Appreciation (Depreciation)	Counterparty
OTC cross currency exchange contracts:
11/18/2016	Buy	TRY	399	EUR	117	$78	Citigroup Global Markets
01/13/2017	Buy	ZAR	842	EUR	53	3,012	Goldman Sachs & Co.
01/13/2017	Buy	EUR	189	ZAR	2,926	(5,551)	Goldman Sachs & Co.
01/25/2017	Buy	HUF	29,772	EUR	97	(774)	Citigroup Global Markets

						$(3,235)

See Notes to Financial Statements.

Prudential Income Builder Fund	49

Portfolio of Investments (continued)

as of October 31, 2016

Credit default swap agreements outstanding at October 31, 2016:

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(2)	Fair Value(3)	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC credit default swaps on credit indices—Sell Protection(1):
CDX.EM.22.V2	12/20/19	1.000%	1,248	$(65,895)	$(155,790)	$89,895	Barclays Capital Group
CDX.EM.22.V2	12/20/19	1.000%	2,880	(152,064)	(333,120)	181,056	Citigroup Global Markets
CDX.EM.22.V2	12/20/19	1.000%	3,552	(187,545)	(400,865)	213,320	Deutsche Bank AG

				$(405,504)	$(889,775)	$484,271

The Fund entered into credit default swaps (“CDS”) to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contracts rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases.

(1)	If the Fund is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(2)	Notional amount represents the maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
(3)	The fair value of credit default swap agreements on credit indices,asset-backed securities, and centrally cleared corporate and/or sovereign issues serves as an indicator of the current status of the payment/performance risk and represents the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the reporting date. Increasing fair value in absolute terms, when compared to the notional amount of the swap, represents a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

See Notes to Financial Statements.

50

The following is a summary of the inputs used as of October 31, 2016 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Affiliated Mutual Funds	$56,130,819	$—	$—
Common Stocks	122,855,319	14,597,820	—
Exchange Traded Funds	35,084,878	—	—
Preferred Stocks	15,376,403	1,189,129	—
Convertible Bonds	—	—	1,380,400
Corporate Bonds	—	69,048,446	—
Non-Corporate Foreign Agencies	—	11,679,777	—
Foreign Government Bonds	—	40,207,905	—
U.S. Treasury Obligation	—	831,750	—
Foreign Treasury Obligations	—	153,138	—
Other Financial Instruments*
Futures Contracts	(30,398)	—	—
OTC Forward Foreign Currency Exchange Contracts	—	(82,871)	—
OTC Cross Currency Exchange Contracts	—	(3,235)	—
Credit Default Swap Agreements	—	(405,504)	—

Total	$229,417,021	$137,216,355	$1,380,400

*	Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

During the period, there were no transfers between Level 1 and Level 2 to report.

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of October 31, 2016 were as follows (unaudited):

Affiliated Mutual Funds (including 3.0% of collateral for securities on loan)	15.6%
Oil, Gas & Consumable Fuels	13.8
Equity Real Estate Investment Trusts (REITs)	13.2
Foreign Government Bonds	11.2
Exchange Traded Funds	9.7
Non-Corporate Foreign Agencies	3.2
Media	2.3
Banks	1.7
Software	1.7
Food Products	1.4
Pharmaceuticals	1.4
Healthcare-Services	1.2
Telecommunications	1.2
Electric Utilities	1.2%
Electric	1.1
Chemicals	1.1
Entertainment	0.9
Diversified Telecommunication Services	0.9
Retail	0.8
Oil & Gas	0.8
Home Builders	0.8
Mining	0.8
Communications Equipment	0.8
Hotels, Restaurants & Leisure	0.7
IT Services	0.7
Food	0.6
Building Materials	0.6

See Notes to Financial Statements.

Prudential Income Builder Fund	51

Portfolio of Investments (continued)

as of October 31, 2016

Industry (cont’d.)
Tobacco	0.6%
Aerospace & Defense	0.6
Mortgage Real Estate Investment Trusts (REITs)	0.6
Auto Parts & Equipment	0.5
Specialty Retail	0.5
Textiles, Apparel & Luxury Goods	0.5
Energy Equipment & Services	0.4
Industrial Conglomerates	0.4
Road & Rail	0.4
Packaging & Containers	0.4
Lodging	0.4
Internet Software & Services	0.4
Semiconductors & Semiconductor Equipment	0.4
Commercial Services	0.4
Diversified Financial Services	0.3
Semiconductors	0.3
Computers	0.3
Pipelines	0.3
Household Products	0.3
Financial Services	0.2
Real Estate Investment Trusts (REITs)	0.2
Life Sciences Tools & Services	0.2
U.S. Treasury Obligation	0.2
Capital Markets	0.2
Independent Power & Renewable Electricity Producers	0.2
Beverages	0.2
Containers & Packaging	0.2
Air Freight & Logistics	0.2%
Healthcare-Products	0.2
Real Estate Management & Development	0.2
Gas	0.2
Biotechnology	0.2
Distribution/Wholesale	0.2
Iron/Steel	0.2
Wireless Telecommunication Services	0.2
Electronic Equipment, Instruments & Components	0.1
Machinery-Diversified	0.1
Engineering & Construction	0.1
Miscellaneous Manufacturing	0.1
Transportation	0.1
Multi-Utilities	0.1
Textiles	0.1
Metal Fabricate & Hardware	0.1
Coal	0.1
Gas Utilities	0.1
Real Estate	0.1
Environmental Control	0.1
Leisure Time	0.1
Advertising	0.1
Auto Manufacturers	0.1

102.1
Liabilities in excess of other assets	(2.1)

100.0%

See Notes to Financial Statements.

52

The Fund invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are credit risk, foreign exchange risk and interest rate risk. The effect of such derivative instruments on the Fund’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of October 31, 2016 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Credit contracts	Unrealized appreciation on OTC swap agreements	$484,271		—	$—
Credit contracts	—	—		Premiums received for OTC swap agreements	889,775
Foreign exchange contracts	Unrealized appreciation on OTC forward foreign currency exchange contracts	74,030		Unrealized depreciation on OTC forward foreign currency exchange contracts	156,901
Foreign exchange contracts	Unrealized appreciation on OTC cross currency exchange contracts	3,090		Unrealized depreciation on OTC cross currency exchange contracts	6,325
Interest rate contracts	Due from/to broker—variation margin futures	14,578	*	Due from/to broker—variation margin futures	44,976	*

Total		$575,969			$1,097,977

*	Includes cumulative appreciation(depreciation) as reported in schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable/(payable) is reported within the Statement of Assets and Liabilities.

See Notes to Financial Statements.

Prudential Income Builder Fund	53

Portfolio of Investments (continued)

as of October 31, 2016

The effects of derivative instruments on the Statement of Operations for the year ended October 31, 2016 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures	Rights(1)	Swaps	Forward & Cross Currency Contracts(2)	Total
Credit contracts	$—	$—	$88,753	$—	$88,753
Equity contracts	—	294	—	—	294
Foreign exchange contracts	—	—	—	(218,744)	(218,744)
Interest rate contracts	52,722	—	—	—	52,722

Total	$52,722	$294	$88,753	$(218,744)	$(76,975)

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value		Futures	Swaps	Forward & Cross Currency Contracts(3)	Total
Credit contracts		$—	$319,061	$—	$319,061
Foreign exchange contracts		—	—	(142,210)	(142,210)
Interest rate contracts		(33,825)	—	—	(33,825)

Total		$(33,825)	$319,061	$(142,210)	$143,026

(1)	Included in realized gain(loss) on investment transactions in the Statement of Operations.
(2)	Included in net realized gain(loss) on foreign currency transactions in the Statement of Operations.
(3)	Included in net change in unrealized appreciation (depreciation) on foreign currencies in the Statement of Operations.

For the year ended October 31, 2016, the Fund’s average volume of derivative activities are as follows:

Futures Contracts— Long Positions(1)	Futures Contracts— Short Positions(1)	Cross Currency Exchange Contracts(1)	Forward Foreign Currency Exchange Contracts— Purchased(2)	Forward Foreign Currency Exchange Contracts— Sold(2)	Credit Default Swap Agreements— Sell Protection(3)
$4,174,771	$2,007,302	$288,777	$8,004,015	$9,125,513	$7,872,000

(1)	Value at Trade Date.
(2)	Value at Settlement Date.
(3)	Notional Amount in USD.

See Notes to Financial Statements.

54

Offsetting of OTC derivative assets and liabilities:

The Fund invested in OTC derivatives during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives, where the legal right to set-off exists, is presented in the summary below.

Counterparty	Gross amounts of recognized assets(1)	Gross amounts available for offset	Collateral Received	Net Amount
Bank of America	$5,633	$(5,633)	$—	$—
Barclays Capital Group	89,895	(89,895)	—	—
Citigroup Global Markets	223,957	(223,957)	—	—
Credit Suisse First Boston Corp.	7,626	(7,626)	—	—
Deutsche Bank AG	213,320	(213,320)	—	—
Goldman Sachs & Co.	18,080	(18,080)	—	—
Hong Kong & Shanghai Bank	2,670	—	—	2,670
UBS AG	210	(210)	—	—

	$561,391

Counterparty	Gross amounts of recognized liabilities(2)	Gross amounts available for offset	Collateral Pledged	Net Amount
Bank of America	$(19,261)	$5,633	$—	$(13,628)
Barclays Capital Group	(201,390)	89,895	96,608	(14,887)
Citigroup Global Markets	(372,427)	223,957	94,507	(53,963)
Credit Suisse First Boston Corp.	(17,252)	7,626	—	(9,626)
Deutsche Bank AG	(400,865)	213,320	180,000	(7,545)
Goldman Sachs & Co.	(33,958)	18,080	—	(15,878)
Hong Kong & Shanghai Bank	—	—	—	—
UBS AG	(7,848)	210	—	(7,638)

	$(1,053,001)

(1)	Includes unrealized appreciation on swaps and forwards, premiums paid on swap agreements and market value of purchased options.
(2)	Includes unrealized depreciation on swaps and forwards, premiums received on swap agreements and market value of written options.

See Notes to Financial Statements.

Prudential Income Builder Fund	55

Statement of Assets & Liabilities

as of October 31, 2016

Assets
Investments at value, including securities on loan of $10,575,297:
Unaffiliated investments (cost $304,487,494)	$312,404,965
Affiliated investments (cost $55,583,766)	56,130,819
Cash	7,015
Foreign currency, at value (cost $20,031)	20,143
Deposit with broker for futures	100,000
Cash segregated for counterparty—OTC	180,000
Dividends and interest receivable	2,664,234
Receivable for investments sold	2,534,263
Receivable for Fund shares sold	1,770,707
Unrealized appreciation on OTC swap agreements	484,271
Unrealized appreciation on OTC forward foreign currency exchange contracts	74,030
Tax reclaim receivable	7,154
Unrealized appreciation on OTC cross currency exchange contracts	3,090
Due from broker—variation margin futures	2,797
Prepaid expenses	3,069

Total assets	376,386,557

Liabilities
Payable to broker for collateral for securities on loan	10,809,756
Payable for investments purchased	1,829,911
Payable for Fund shares reacquired	1,367,375
Premiums received for OTC swap agreements	889,775
Accrued expenses and other liabilities	144,642
Dividends payable	128,768
Distribution fee payable	128,323
Unrealized depreciation on OTC forward foreign currency exchange contracts	156,901
Management fee payable	93,094
Affiliated transfer agent fee payable	16,404
Unrealized depreciation on OTC cross currency exchange contracts	6,325
Deferred trustees’ fees	826

Total liabilities	15,572,100

Net Assets	$360,814,457

Net assets were comprised of:
Shares of beneficial interest, at par	$38,731
Paid-in capital in excess of par	376,442,971

376,481,702
Distributions in excess of net investment income	(333,543)
Accumulated net realized loss on investment transactions and foreign currency transactions	(24,160,911)
Net unrealized appreciation on investments and foreign currencies	8,827,209

Net assets, October 31, 2016	$360,814,457

See Notes to Financial Statements.

56

Class A
Net asset value and redemption price per share, ($165,090,324 ÷ 17,646,961 shares of beneficial interest issued and outstanding)	$9.36
Maximum sales charge (4.50% of offering price)	0.44

Maximum offering price to public	$9.80

Class B
Net asset value, offering price and redemption price per share, ($2,574,700 ÷ 280,191 shares of beneficial interest issued and outstanding)	$9.19

Class C
Net asset value, offering price and redemption price per share, ($108,543,018 ÷ 11,817,479 shares of beneficial interest issued and outstanding)	$9.18

Class R
Net asset value, offering price and redemption price per share, ($560,512 ÷ 59,999 shares of beneficial interest issued and outstanding)	$9.34

Class Z
Net asset value, offering price and redemption price per share, ($84,045,903 ÷ 8,926,529 shares of beneficial interest issued and outstanding)	$9.42

See Notes to Financial Statements.

Prudential Income Builder Fund	57

Statement of Operations

Year Ended October 31, 2016

Net Investment Income (Loss)
Income
Interest income	$7,551,218
Unaffiliated dividend income (net of foreign withholding taxes of $76,674)	5,606,680
Affiliated dividend income	1,426,780
Income from securities lending, net (including affiliated income of $2,673)	20,828

Total income	14,605,506

Expenses
Management fee	2,093,137
Distribution fee—Class A	429,476
Distribution fee—Class B	27,622
Distribution fee—Class C	880,991
Distribution fee—Class R	3,029
Transfer agent’s fees and expenses (including affiliated expense of $81,800)	332,000
Custodian and accounting fees	229,000
Shareholders’ reports	116,000
Registration fees	105,000
Audit fee	50,000
Legal fees and expenses	24,000
Trustees’ fees	15,000
Insurance expenses	3,000
Loan interest expense	1,168
Miscellaneous	30,673

Total expenses	4,340,096
Less: Management fee waiver and/or expense reimbursement	(1,258,611)
Distribution fee waiver—Class A	(71,579)
Distribution fee waiver—Class R	(1,010)

Net expenses	3,008,896

Net investment income (loss)	11,596,610

Realized And Unrealized Gain (Loss) On Investments And Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions (including affiliated of $64,122)	(16,593,076)
Net capital gain distribution received	335,420
Futures transactions	52,722
Swap agreements transactions	88,753
Foreign currency transactions	(231,111)

(16,347,292)

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $787,629)	15,816,964
Futures	(33,825)
Swap agreements	319,061
Foreign currencies	(145,669)

15,956,531

Net gain (loss) on investment and foreign currency transactions	(390,761)

Net Increase (Decrease) In Net Assets Resulting From Operations	$11,205,849

See Notes to Financial Statements.

58

Statement of Changes in Net Assets

	Year Ended October 31,
	2016	2015
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$11,596,610	$7,779,902
Net realized gain (loss) on investment and foreign currency transactions	(16,347,292)	(6,191,850)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	15,956,531	(9,971,984)

Net increase (decrease) in net assets resulting from operations	11,205,849	(8,383,932)

Dividends and Distributions (Note 1)
Dividends from net investment income:
Class A	(6,266,134)	(4,916,369)
Class B	(105,634)	(143,542)
Class C	(3,350,236)	(1,686,380)
Class R	(16,891)	(17,258)
Class Z	(2,949,966)	(2,126,070)

	(12,688,861)	(8,889,619)

Distributions from net realized gains:
Class A	—	(12,461,710)
Class B	—	(701,723)
Class C	—	(2,727,388)
Class R	—	(50,449)
Class Z	—	(938,356)

	—	(16,879,626)

Tax return of capital distributions:
Class A	(873,996)	—
Class B	(14,734)	—
Class C	(467,288)	—
Class R	(2,356)	—
Class Z	(411,458)	—

	(1,769,832)	—

Fund share transactions (Net of share conversions) (Note 6)
Net proceeds from shares sold	169,263,582	238,892,836
Net asset value of shares issued in reinvestment of dividends and distributions	12,625,332	24,449,754
Cost of shares reacquired	(112,431,080)	(48,085,130)

Net increase (decrease) in net assets from Fund share transactions	69,457,834	215,257,460

Total increase (decrease)	66,204,990	181,104,283

Net Assets:
Beginning of year	294,609,467	113,505,184

End of year(a)	$360,814,457	$294,609,467

(a) Includes undistributed net investment income of:	$—	$43,778

See Notes to Financial Statements.

Prudential Income Builder Fund	59

Notes to Financial Statements

Prudential Investment Portfolios 16 (the “Trust”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”) as an open-end, diversified management investment company presently consisting of two funds: Prudential QMA Defensive Equity Fund and Prudential Income Builder Fund (the “Fund”). These financial statements relate only to Prudential Income Builder Fund. The financial statements of the other fund are not presented herein. The Trust was organized as a business trust in Delaware on July 29, 1998.

The investment objective of the Fund is to seek income and long-term capital growth.

Note 1. Accounting Policies

The Fund follows investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services-Investment Companies. The following accounting policies conform to U.S. generally accepted accounting principles. The Fund consistently follows such policies in the preparation of its financial statements.

Securities Valuation: The Fund holds securities and other assets that are fair valued at the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Board of Trustees (the “Board”) has adopted Valuation Procedures for security valuation under which fair valuation responsibilities have been delegated to Prudential Investments LLC (“PI” or “Manager”). Under the current Valuation Procedures, the established Valuation Committee is responsible for supervising the valuation of portfolio securities and other assets. The Valuation Procedures permit the Fund to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. A record of the Valuation Committee’s actions is subject to the Board’s review, approval, and ratification at its next regularly-scheduled quarterly meeting.

Various inputs determine how the Fund’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the table following the Portfolio of Investments.

Common and preferred stocks, exchange-traded funds, and derivative instruments such as futures or options that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy.

60

In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Common and preferred stocks traded on foreign securities exchanges are valued using pricing vendor services that provide model prices derived using adjustment factors based on information such as local closing price, relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable. Securities valued using such model prices are classified as Level 2 in the fair value hierarchy. The models generate an evaluated adjustment factor for each security, which is applied to the local closing price to adjust it for post closing market movements. Utilizing that evaluated adjustment factor, the vendor provides an evaluated price to the extent that the valuation meets the established confidence level for each security. Such confidence level is a measure of the probability of a relationship between a given equity security and the factors used in the models. If the confidence level is not met or the vendor does not provide an evaluated price, securities are valued in accordance with exchange-traded common and preferred stocks discussed above.

Participatory notes (“P-notes”) are generally valued based upon the value of a related underlying security that trades actively in the market and are classified as Level 2 in the fair value hierarchy.

Investments in open-end, non-exchange-traded mutual funds are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Fixed income securities traded in the OTC market are generally valued at prices provided by approved independent pricing vendors. The pricing vendors provide these prices after evaluating observable inputs including, but not limited to yield curves, yield spreads, credit ratings, deal terms, tranche level attributes, default rates, cash flows, prepayment speeds, broker/dealer quotations, and reported trades. Securities valued using such vendor prices are classified as Level 2 in the fair value hierarchy.

Bank loans are generally valued at prices provided by approved independent pricing vendors. The pricing vendors utilize broker/dealer quotations and provide prices based on the average of such quotations. Bank loans valued using such vendor prices are generally classified as Level 2 in the fair value hierarchy.

OTC derivative instruments are generally valued using pricing vendor services, which derive the valuation based on inputs such as underlying asset prices, indices, spreads, interest rates, and exchange rates. These instruments are categorized as Level 2 in the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are generally valued at the daily settlement price determined by the respective exchange. These securities are classified as Level 2 in the fair value hierarchy, as the daily settlement price is not public.

Prudential Income Builder Fund	61

Notes to Financial Statements (continued)

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.

Restricted and Illiquid Securities: Subject to guidelines adopted by the Board, the Fund may invest up to 15% of its net assets in illiquid securities, including those which are restricted as to disposition under securities law (“restricted securities”). Restricted securities are valued pursuant to the valuation procedures noted above. Illiquid securities are those that, because of the absence of a readily available market or due to legal or contractual restrictions on resale, cannot be sold within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the investment. Therefore, the Fund may find it difficult to sell illiquid securities at the time considered most advantageous by its Subadviser and may incur expenses that would not be incurred in the sale of securities that were freely marketable. Certain securities that would otherwise be considered illiquid because of legal restrictions on resale to the general public may be traded among qualified institutional buyers under Rule 144A of the Securities Act of 1933. These Rule 144A securities, as well as commercial paper that is sold in private placements under Section 4(2) of the Securities Act, may be deemed liquid by the Fund’s Subadviser under the guidelines adopted by the Trustees of the Fund. However, the liquidity of the Fund’s investments in Rule 144A securities could be impaired if trading does not develop or declines.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities—at the current rates of exchange.

(ii) purchases and sales of investment securities, income and expenses—at the rates of exchange prevailing on the respective dates of such transactions.

62

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not generally isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, holding period realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions.

Notwithstanding the above, the Fund does isolate the effect of fluctuations in foreign currency exchange rates when determining the gain (loss) upon the sale or maturity of foreign currency denominated debt obligations; such amounts are included in net realized gains (losses) on foreign currency transactions.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from holdings of foreign currencies, forward currency contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on foreign currency transactions.

Concentration of Risk: The ability of debt securities issuers (other than those issued or guaranteed by the U.S. Government) held by the Fund to meet its obligations may be affected by the economic or political developments in a specific industry, region or country. Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political or economic instability or the level of governmental supervision and regulation of foreign securities markets.

Forward Currency Contracts: A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The Fund entered into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency and to gain exposure to certain currencies. The contracts are valued daily at current exchange rates and any unrealized gain (loss) is included in the Statement of Assets and Liabilities as unrealized appreciation or depreciation on foreign currencies. Gain (loss) is realized on the settlement date of the contract equal to the difference between the settlement value of the original and negotiated forward contracts. This gain (loss), if any, is included in net realized gain (loss) on foreign currency transactions. Upon entering into these contracts, risks may arise from the potential inability of the counterparties to meet the terms of their contracts. Forward

Prudential Income Builder Fund	63

Notes to Financial Statements (continued)

currency contracts involve risks from currency exchange rate and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund’s maximum risk of loss from counterparty credit risk is the net value of the cash flows to be received from the counterparty at the end of the contract’s life.

Cross Currency Exchange Contracts: A cross currency contract is a forward contract where a specified amount of one foreign currency will be exchanged for a specified amount of another foreign currency.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain (loss). When the contract expires or is closed, the gain (loss) is realized and is presented in the Statement of Operations as net realized gain (loss) on futures transactions.

The Fund invested in financial futures contracts in order to hedge its existing portfolio securities, or securities the Fund intends to purchase, against fluctuations in value caused by changes in prevailing interest rates, value of equities, or foreign currency exchange rates. Should interest rates move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. With exchange-traded futures contracts, there is minimal counterparty credit risk to the Fund since the exchanges’ clearinghouse acts as counterparty to all exchange-traded futures and guarantees the futures contracts against default.

Swap Agreements: The Fund entered into credit default swap agreements. A swap agreement is an agreement to exchange the return generated by one instrument for the return generated by another instrument. Swap agreements are negotiated in the OTC market and may be executed either directly with counterparty (“OTC-traded”) or through a central clearing facility, such as a registered commodities exchange. Swap agreements are valued daily at current market value and any change in value is included in the net unrealized appreciation or depreciation on investments. Centrally cleared swaps pay or receives an amount, known as “variation margin”, based on daily changes in the valuation of the swap contract. Payments received or paid by the Fund are recorded as realized gains

64

(losses) upon termination or maturity of the swap. Risk of loss may exceed amounts recognized on the Statement of Assets and Liabilities. Swap agreements outstanding at period end, if any, are listed on the Portfolio of Investments.

Interest Rate Swaps: The Fund may enter into interest rate swaps. Interest rate swaps represent agreements between counterparties to exchange cash flows based on the difference between two interest rates, applied to a notional principal amount for a specified period. The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. The Fund may use interest rate swaps to maintain its ability to generate steady cash flow by receiving a stream of fixed rate payments and to increase exposure to prevailing market rates by receiving floating rate payments. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life.

Credit Default Swaps: CDS involve one party (the protection buyer) making a stream of payments to another party (the protection seller) in exchange for the right to receive a specified payment in the event of a default or as a result of a default (collectively a “credit event”) for the referenced entity, typically corporate issues or sovereign issues of an emerging country, on its obligation; or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index.

The Fund is subject to credit risk in the normal course of pursuing its investment objectives. The Fund entered into CDS contracts to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases. The Fund’s maximum risk of loss from counterparty credit risk for purchased credit default swaps is the inability of the counterparty to honor the contract up to the notional value based on a credit event.

As a seller of protection on credit default swap agreements, the Fund generally receives an agreed upon payment from the buyer of protection throughout the term of the swap, provided no credit event occurs. As the seller, the Fund effectively increases investment risk because, in addition to its total assets, the Fund may be subject to investment exposure on the notional amount of the swap.

The maximum amount of the payment that the Fund, as a seller of protection, could be required to make under a credit default swap agreement would be equal to the notional amount of the underlying security or index contract as a result of a credit event. This potential amount will be partially offset by any recovery values of the respective referenced obligations, or net amounts received from the settlement of buy protection credit default swap agreements which the Fund entered into for the same referenced entity or index. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Prudential Income Builder Fund	65

Notes to Financial Statements (continued)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end are disclosed in the footnotes to the Portfolio of Investments, if applicable. These spreads serve as indicators of the current status of the payment/performance risk and represent the likelihood of default risk for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads and increasing market value in absolute terms, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Master Netting Arrangements: The Fund is subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a subadviser may have negotiated and entered into on behalf of the Fund. A master netting arrangement between the Fund and the counterparty permits the Fund to offset amounts payable by the Fund to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Fund to cover the Fund’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. In addition to master netting arrangements, the right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law. During the reporting period, there was no intention to settle on a net basis and all amounts are presented on a gross basis on the Statement of Assets and Liabilities.

The Fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the Fund is held in a segregated account by the Fund’s custodian and with respect to those amounts which can be sold or re-pledged, is presented in the Portfolio of Investments. Collateral pledged by the Fund is segregated by the Fund’s custodian and identified in the Portfolio of Investments. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the Fund and the applicable counterparty. Collateral requirements are determined

66

based on the Fund’s net position with each counterparty. Termination events applicable to the Fund may occur upon a decline in the Fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the Fund’s counterparties to elect early termination could impact the Fund’s future derivative activity.

In addition to each instrument’s primary underlying risk exposure (e.g. interest rate, credit, equity or foreign exchange, etc.), swap agreements involve, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that no liquid market for these agreements will exist, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and changes in net interest rates will be unfavorable. In connection with these agreements, securities in the portfolio may be identified as collateral or received as collateral from the counterparty in accordance with the terms of the respective swap agreements to provide or receive assets of value and to serve as recourse in the event of default or bankruptcy/insolvency of either party. Such OTC derivative agreements include conditions which, when materialized, give the counterparty the right to cause an early termination of the transactions under those agreements. Any election by the counterparty for early termination of the contract(s) may impact the amounts reported on financial statements.

As of October 31, 2016, the Fund has not met conditions under such agreements, which give the counterparty the right to call for an early termination.

Forward currency contracts, swaps and financial futures contracts involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. Such risks may be mitigated by engaging in master netting arrangements.

When Issued/Delayed Delivery Securities: The Fund may purchase or sell securities on a when-issued or delayed delivery basis. These transactions involve a commitment by the Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed delivery purchases are outstanding, the Fund will set aside and maintain until the settlement date in a segregated account, liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. The Fund may dispose of or renegotiate a delayed delivery transaction subsequent to establishment, and may sell when-issued securities before they are delivered, which may result in a capital gain (losses). When selling a security on a delayed-delivery basis, the Fund forfeits its eligibility to realize future gains and (losses) with respect to the security.

Prudential Income Builder Fund	67

Notes to Financial Statements (continued)

Rights: The Fund may hold rights acquired either through a direct purchase, included as part of a private placement, or pursuant to corporate actions. Rights entitle the holder to buy a proportionate amount of common stock, or such other security that the issuer may specify, at a specific price and time through the expiration dates. The Fund holds such rights as long positions by the Fund until exercised, sold or expired. Rights are valued at fair value in accordance with the Board approved fair valuation procedures.

Payment in Kind Securities: The Fund may invest in the open market or receive pursuant to debt restructuring, securities that pay in kind (PIK) the interest due on such debt instruments. The PIK interest, computed at the contractual rate specified, is added to the existing principal balance of the debt when issued bonds have same terms as the bond or recorded as a separate bond when terms are different from the existing debt, and is recorded as interest income.

Securities Lending: The Fund may lend its portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in a money market fund and is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. For the period March 31, 2016 through July 18, 2016 the collateral was invested in an ultra-short bond fund. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the Fund securities identical to the loaned securities. Should the borrower of the securities fail financially, the Fund has the right to repurchase the securities in the open market using the collateral. The Fund recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The borrower receives all interest and dividends from the securities loaned and such payments are passed back to the lender in amounts equivalent thereto. The Fund also continues to recognize any unrealized gain (loss) in the market price of the securities loaned and on the change in the value of the collateral invested that may occur during the term of the loan. In addition, realized gain (loss) is recognized on changes in the value of the collateral invested that may occur during the term of the loan.

REITs: The Fund invests in real estate investment trusts (“REITs”), which report information on the source of their distributions annually. Based on current and historical information, a portion of distributions received from REITs during the period is estimated to be dividend income, capital gain or return of capital and recorded accordingly. These estimates are adjusted periodically when the actual source of distributions is disclosed by the REITs.

68

MLPs: The Fund invests in Master Limited Partnerships (“MLPs”). Distributions received from the Fund’s investments in MLPs generally are comprised of income and return of capital. The Fund records investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on historical information available from each MLP and other industry sources. These estimates may subsequently be revised based on information received from MLPs after their respective tax reporting periods have concluded.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions on sales of portfolio securities are calculated on the identified cost basis. Dividend income is recorded on the ex-date and interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual.

Net investment income or loss (other than distribution fees which are charged directly to its respective class), unrealized and realized gains (losses), are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day.

Dividends and Distributions: The Fund declares dividends from net investment income monthly. Distributions from net realized capital and currency gains, if any, are paid annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and may differ from generally accepted accounting principles, are recorded on the ex-date. Permanent book/tax differences relating to income and gains are reclassified amongst distributions in excess of net investment income, accumulated net realized gain (loss) and paid-in capital in excess of par, as appropriate.

Taxes: For federal income tax purposes, the Fund is treated as a separate taxpaying entity. It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign dividends are recorded, net of reclaimable amounts, at the time the related income is earned.

Estimates: The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 2. Agreements

The Fund has a management agreement with PI. Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadvisers’s performance of such services. PI has entered into subadvisory agreements with

Prudential Income Builder Fund	69

Notes to Financial Statements (continued)

Quantitative Management Associates LLC (“QMA”), Jennison Associates LLC, PGIM Fixed Income (“PFI”), and PGIM Real Estate, formerly known as Prudential Real Estate Investors (“PREI”), each a Subadviser and together, the Subadvisers. PFI and PGIM Real Estate are business units of PGIM, Inc. The subadvisory agreements provide that the Subadvisers furnish investment advisory services in connection with the management of the Fund. In connection therewith, the Subadvisers are obligated to keep certain books and records of the Fund. Pursuant to the advisory agreement, PI pays the cost of compensation of officers of the Fund, occupancy and certain clerical and accounting costs of the Fund. The Fund bears all other costs and expenses. Prior to January 4, 2016, PGIM, Inc. was known as Prudential Investment Management, Inc. (“PIM”).

The management fee paid to PI is accrued daily and payable monthly at an annual rate of ..70% of the Fund’s average daily net assets up to $1 billion and .65% of the average daily net assets in excess of $1 billion. The effective management fee rate before any waivers and/or expense reimbursement was .70% for the year ended October 31, 2016. The effective management fee rate, net of waivers and/or expense reimbursement, was .28%.

PI has contractually agreed through February 28, 2018 to limit the net annual operating expenses (exclusive of distribution and service (12b-1) fees, taxes (such as income and foreign withholdings taxes, stamp duty and deferred tax expenses, including acquired fund taxes), interest, brokerage, extraordinary and certain other expenses such as dividend, broker charges and interest expense on short sales, including acquired fund dividend and interest expense on short sales) of each class of shares of the Fund to .70% of the Fund’s average daily net assets. Expenses waived/reimbursed by the Manager in accordance with this agreement may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year.

The Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class B, Class C, Class R and Class Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A, Class B, Class C and Class R shares, pursuant to plans of distribution (the “Distribution Plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Fund.

Pursuant to the Distribution Plans, the Fund compensates PIMS for distribution related activities at an annual rate of up to .30%, 1%, 1% and .75% of the average daily net assets of the Class A, B, C and R shares, respectively. PIMS has contractually agreed through February 28, 2018 to limit such fees to .25% and .50% of the average daily net assets of the Class A and Class R shares, respectively.

PIMS has advised the Fund that it has received $1,103,687 in front-end sales charges resulting from sales of Class A shares during the year ended October 31, 2016. From these

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fees, PIMS paid such sales charges to broker-dealers, which in turn paid commissions to sales persons and incurred other distribution costs. PIMS has advised the Fund that for year ended October 31, 2016, it has received $1,756, $4,054 and $27,216 in contingent deferred sales charges imposed upon certain redemptions by Class A, Class B and Class C, respectively.

PI, PGIM, Inc., PIMS, and QMA are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI, and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

Effective July 7, 2016, the Board replaced PGIM, Inc. as securities lending agent with a third party agent. Prior to July 7, 2016, PGIM, Inc. was the Fund’s securities lending agent. Net earnings from securities lending are disclosed on the Statement of Operations as “Income from securities lending, net”.

The Fund invests its overnight sweep cash in the Prudential Core Ultra Short Bond Fund, (formerly known as Prudential Core Taxable Money Market Fund), (the “Core Fund”), and its securities lending cash collateral in the Prudential Institutional Money Market Fund, (the “Money Market Fund”), each portfolio of the Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PI. The Fund also invests in other affiliated mutual funds. Earnings from the Core Fund and other affiliated mutual funds are disclosed on the Statement of Operations as “Affiliated dividend income”. Earnings from the Money Market Fund are disclosed on the Statement of Operations as “Income from securities lending, net”.

The Fund may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act, that permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors, and/or common officers. Such transactions are subject to ratification by the Board.

Note 4. Portfolio Securities

The cost of purchases and proceeds from sales of portfolio securities, other than short-term investments and U.S. Government securities, for the year ended October 31, 2016, were $323,846,193 and $263,824,892, respectively.

Prudential Income Builder Fund	71

Notes to Financial Statements (continued)

A summary of cost of purchases and proceeds of sales of shares of affiliated mutual funds, other than short-term investments, for the year ended October 31, 2016 is presented as follows:

Affiliated Mutual Funds	Value, beginning of period	Cost of Purchases	Proceeds of Sales	Distributions Received	Value, end of period
Prudential Government Income Fund (Class Z)	$4,907,700	$2,275,150	$7,214,221	$17,168	$—
Prudential Short-Term Corporate Bond Fund (Class Q)	716,922	11,413	725,094	2,113	—
Prudential Short Duration High Yield Income Fund (Class Q)	14,883,318	13,186,422	17,272,800	920,821	10,744,837
Prudential Total Return Bond Fund (Class Q)	—	45,745,234	26,114,900	440,787	20,504,299

	$20,507,940	$61,218,219	$51,327,015	$1,380,889	$31,249,136

Note 5. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-date. In order to present distributions in excess of net investment income, accumulated net realized loss on investment and foreign currency transactions and paid-in capital in excess of par on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to distributions in excess of net investment income, accumulated net realized loss on investment and foreign currency transactions and paid-in capital in excess of par. For the year ended October 31, 2016, the adjustments were to decrease distributions in excess of net investment income by $714,930, increase accumulated net realized loss on investment and foreign currency transactions by $713,658 and decrease paid-in capital in excess of par by $1,272 due to differences in the treatment for book and tax purposes of certain transactions involving foreign securities and currencies, passive foreign investment companies, investments in partnerships, reclasses on swaps and other book to tax adjustments. Net investment income, net realized gain (loss) on investment and foreign currency transactions and net assets were not affected by this change.

For the year ended October 31, 2016, the tax character of dividends paid were $12,688,861 of ordinary income and $1,769,832 of tax return of capital. For the year ended October 31, 2015, the tax character of dividends paid were $10,202,825 of ordinary income and $15,566,420 of long-term capital gains.

As of October 31, 2016, the Fund had no undistributed earnings on a tax basis.

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The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of October 31, 2016 were as follows:

Tax Basis	Appreciation	Depreciation	Net Unrealized Appreciation	Other Cost Basis Adjustments	Total Net Unrealized Appreciation
$364,574,040	$14,924,841	$(10,963,097)	$3,961,744	$113,455	$4,075,199

The difference between book basis and tax basis was primarily attributable to deferred losses on wash sales, investments in passive foreign investment companies and partnerships and other cost basis differences between financial and tax accounting. The other cost basis adjustments are primarily attributable to appreciation (depreciation) of foreign currency transactions and mark to market of receivables and payables, futures, forwards, swaps and options.

For federal income tax purposes, the Fund had a capital loss carryforward as of October 31, 2016 of approximately $19,613,000 which can be carry forward for an unlimited period. No capital gain distributions are expected to be paid to shareholders until net gains have been realized in excess of such losses.

Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements for the current reporting period. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Note 6. Capital

The Fund offers Class A, Class B, Class C, Class R and Class Z shares. Class A shares are subject to a maximum front-end sales charge of 4.50%. Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are not subject to an initial sales charge but are subject to a contingent deferred sales charge (“CDSC”) of 1%. The Class A CDSC is waived for purchases by certain retirement or benefit plans. Class B shares are subject to a CDSC of 5%, which decreases by 1% annually to 1% in the fifth and sixth years and 0% in the seventh year. Class B shares automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. Class B shares are closed to new purchases. The CDSC for Class C shares is 1% for shares redeemed within 12 months of purchase. An exchange privilege is also available for shareholders who qualify to purchase Class A shares at net asset value. Class R and Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

Under certain circumstances, an exchange may be made from specified share classes of the Fund to one or more other share classes of the Fund as presented in the table of transactions in shares of beneficial interest.

Prudential Income Builder Fund	73

Notes to Financial Statements (continued)

The Fund has authorized an unlimited number of shares of beneficial interest at $.001 par value per share.

As of October 31, 2016, Prudential, through its affiliates, owned 347 shares of Class R. At reporting period end, 7 shareholders of record held 61% of the Fund’s outstanding shares on behalf of multiple beneficial owners.

Transactions in shares of beneficial interest were as follows:

Class A	Shares	Amount
Year ended October 31, 2016:
Shares sold	6,136,054	$56,948,938
Shares issued in reinvestment of dividends and distributions	692,375	6,371,045
Shares reacquired	(4,184,582)	(38,113,694)

Net increase (decrease) in shares outstanding before conversion	2,643,847	25,206,289
Shares issued upon conversion from other share class(es)	84,076	774,528
Shares reacquired upon conversion into other share class(es)	(146,912)	(1,392,549)

Net increase (decrease) in shares outstanding	2,581,011	$24,588,268

Year ended October 31, 2015:
Shares sold	8,257,875	$80,990,349
Shares issued in reinvestment of dividends and distributions	1,705,727	16,633,335
Shares reacquired	(1,963,255)	(19,389,840)

Net increase (decrease) in shares outstanding before conversion	8,000,347	78,233,844
Shares issued upon conversion from other share class(es)	134,607	1,308,799
Shares reacquired upon conversion into other share class(es)	(198,326)	(1,961,877)

Net increase (decrease) in shares outstanding	7,936,628	$77,580,766

Class B
Year ended October 31, 2016:
Shares sold	58,927	$536,738
Shares issued in reinvestment of dividends and distributions	13,276	119,688
Shares reacquired	(53,278)	(476,663)

Net increase (decrease) in shares outstanding before conversion	18,925	179,763
Shares reacquired upon conversion into other share class(es)	(72,760)	(656,006)

Net increase (decrease) in shares outstanding	(53,835)	$(476,243)

Year ended October 31, 2015:
Shares sold	41,473	$400,874
Shares issued in reinvestment of dividends and distributions	87,840	843,712
Shares reacquired	(79,483)	(793,491)

Net increase (decrease) in shares outstanding before conversion	49,830	451,095
Shares reacquired upon conversion into other share class(es)	(125,500)	(1,199,518)

Net increase (decrease) in shares outstanding	(75,670)	$(748,423)

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Class C	Shares	Amount
Year ended October 31, 2016:
Shares sold	5,763,197	$52,392,702
Shares issued in reinvestment of dividends and distributions	359,547	3,251,707
Shares reacquired	(2,358,027)	(21,083,233)

Net increase (decrease) in shares outstanding before conversion	3,764,717	34,561,176
Shares reacquired upon conversion into other share class(es)	(142,489)	(1,294,898)

Net increase (decrease) in shares outstanding	3,622,228	$33,266,278

Year ended October 31, 2015:
Shares sold	7,005,042	$67,773,444
Shares issued in reinvestment of dividends and distributions	434,819	4,154,950
Shares reacquired	(717,134)	(6,883,286)

Net increase (decrease) in shares outstanding before conversion	6,722,727	65,045,108
Shares reacquired upon conversion into other share class(es)	(16,108)	(154,542)

Net increase (decrease) in shares outstanding	6,706,619	$64,890,566

Class R
Year ended October 31, 2016:
Shares sold	21,131	$196,606
Shares issued in reinvestment of dividends and distributions	1,975	18,168
Shares reacquired	(1,376)	(12,288)

Net increase (decrease) in shares outstanding	21,730	$202,486

Year ended October 31, 2015:
Shares sold	22,050	$218,181
Shares issued in reinvestment of dividends and distributions	6,684	65,132
Shares reacquired	(23,519)	(233,928)

Net increase (decrease) in shares outstanding	5,215	$49,385

Class Z
Year ended October 31, 2016:
Shares sold	6,339,942	$59,188,598
Shares issued in reinvestment of dividends and distributions	309,110	2,864,724
Shares reacquired	(5,841,516)	(52,745,202)

Net increase (decrease) in shares outstanding before conversion	807,536	9,308,120
Shares issued upon conversion from other share class(es)	276,772	2,608,772
Shares reacquired upon conversion into other share class(es)	(4,302)	(39,847)

Net increase (decrease) in shares outstanding	1,080,006	$11,877,045

Year ended October 31, 2015:
Shares sold	9,019,538	$89,509,988
Shares issued in reinvestment of dividends and distributions	283,057	2,752,625
Shares reacquired	(2,156,460)	(20,784,585)

Net increase (decrease) in shares outstanding before conversion	7,146,135	71,478,028
Shares issued upon conversion from other share class(es)	204,575	2,035,277
Shares reacquired upon conversion into other share class(es)	(2,839)	(28,139)

Net increase (decrease) in shares outstanding	7,347,871	$73,485,166

Prudential Income Builder Fund	75

Notes to Financial Statements (continued)

Note 7. Borrowings

The Fund, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The SCA provides for a commitment of $900 million for the period October 6, 2016 through October 5, 2017. The Funds pay an annualized commitment fee of .15% of the unused portion of the SCA. The interest rate on borrowings under the SCA is paid monthly and at a per annum rate based upon the higher of 0.0%, the effective federal funds rate, or the One-Month LIBOR rate, plus a contractual spread. Prior to October 6, 2016, the Funds had another SCA that provided a commitment of $900 million and the Funds paid an annualized commitment fee of .11% of the unused portion of the SCA. The interest rate on borrowings was substantially the same. The Fund’s portion of the commitment fee for the unused amount is accrued daily and paid quarterly.

The Fund utilized the SCA during the year ended October 31, 2016. The average daily balance for the 39 days that the Fund had loans outstanding during the period was $639,179 borrowed at a weighted average interest rate of 1.69%. The maximum loan outstanding amount during the period was $2,778,000. At October 31, 2016, the Fund did not have an outstanding loan balance.

Note 8. Recent Accounting Pronouncements and Reporting Updates

In January 2016, the FASB issued Accounting Standards Update (“ASU”) No. 2016-01 regarding “Recognition and Measurement of Financial Assets and Financial Liabilities”. The new guidance is intended to enhance the reporting model for financial instruments to provide users of financial statements with more decision-useful information and addresses certain aspects of the recognition, measurement, presentation, and disclosure of financial instruments. The new standard affects all entities that hold financial assets or owe financial liabilities. The new guidance is effective for public companies for fiscal years beginning after December 15, 2017, including interim periods within those fiscal years. At this time, management is evaluating the implications of ASU No. 2016-01 and its impact on the financial statements and disclosures has not yet been determined.

On October 13, 2016, the Securities and Exchange Commission (the “SEC”) adopted new rules and forms and amended existing rules and forms which are intended to modernize and enhance the reporting and disclosure of information by registered investment companies and to improve the quality of information that funds provide to investors, including modifications to Regulation S-X which would require standardized, enhanced disclosure about derivatives in investment company financial statements. In an effort to enhance monitoring and regulation, the new rules and forms will allow the SEC to more effectively collect and use data

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reported by funds. The new rules also enhance disclosure regarding fund liquidity and redemption practices. Also under the new rules, the SEC will permit open-end funds, with the exception of money market funds, to offer swing pricing, subject to board approval and review. The compliance dates of the modifications to Regulation S-X are August 1, 2017 and other amendments and rules are generally June 1, 2018 and December 1, 2018. Management is currently evaluating the impacts to the financial statement disclosures, if any.

Note 9. Dividends and Distributions to Shareholders

Subsequent to the fiscal year end, the Fund declared ordinary income dividends on November 28, 2016 to shareholders of record on November 29, 2016. The ex-date was November 30, 2016. The per share amounts declared were as follows:

Ordinary Income
Class A	$0.042237
Class B	$0.036302
Class C	$0.036302
Class R	$0.040216
Class Z	$0.044266

Prudential Income Builder Fund	77

Financial Highlights

Class A Shares
	Year Ended October 31,		Three Months Ended October 31,		Year Ended July 31,
	2016	2015	2014(f)		2014	2013	2012
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$9.39	$11.90	$11.78		$11.55	$10.69	$10.30
Income (loss) from investment operations:
Net investment income (loss)	.37	.39	.05		.05	.14	.17
Net realized and unrealized gain (loss) on investments	.06	(.70)	.14		.89	.86	.38
Total from investment operations	.43	(.31)	.19		.94	1.00	.55
Less Dividends and Distributions:
Dividends from net investment income	(.40)	(.44)	(.07)		(.12)	(.14)	(.16)
Distributions from net realized gains	-	(1.76)	-		(.59)	-	-
Tax return of capital distributions	(.06)	-	-		-	-	-
Total dividends and distributions	(.46)	(2.20)	(.07)		(.71)	(.14)	(.16)
Net asset value, end of period	$9.36	$9.39	$11.90		$11.78	$11.55	$10.69
Total Return(a)	4.76%	(2.59)%	1.63%		8.37%	9.41%	5.53%

Ratios/Supplemental Data:
Net assets, end of period (000)	$165,090	$141,432	$84,863		$85,292	$86,386	$86,352
Average net assets (000)	$143,159	$109,965	$84,889		$86,591	$85,636	$84,243
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	.83%	.78%	1.03%	(d)	1.51%	1.52%	1.54%
Expenses before waivers and/or expense reimbursement	1.30%	1.37%	1.92%	(d)	1.56%	1.57%	1.59%
Net investment income (loss)	4.05%	3.96%	1.58%	(d)	.43%	1.25%	1.64%
Portfolio turnover rate	90%	93%	140%	(e)	478%	210%	248%

(a)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.
(b)	Calculated based on average shares outstanding during the period.
(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)	Annualized.
(e)	Not annualized.
(f)	For the three month period ended October 31, 2014. The Fund changed its fiscal year end from July 31 to October 31, effective October 31, 2014.

See Notes to Financial Statements.

78

Class B Shares
	Year Ended October 31,		Three Months Ended October 31,		Year Ended July 31,
	2016	2015	2014(f)		2014	2013	2012
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$9.23	$11.74	$11.59		$11.38	$10.54	$10.15
Income (loss) from investment operations:
Net investment income (loss)	.30	.32	.02		(.04)	.06	.09
Net realized and unrealized gain (loss) on investments	.05	(.70)	.15		.88	.84	.39
Total from investment operations	.35	(.38)	.17		.84	.90	.48
Less Dividends and Distributions:
Dividends from net investment income	(.34)	(.37)	(.02)		(.04)	(.06)	(.09)
Distributions from net realized gains	-	(1.76)	-		(.59)	-	-
Tax return of capital distributions	(.05)	-	-		-	-	-
Total dividends and distributions	(.39)	(2.13)	(.02)		(.63)	(.06)	(.09)
Net asset value, end of period	$9.19	$9.23	$11.74		$11.59	$11.38	$10.54
Total Return(a)	3.97%	(3.35)%	1.47%		7.52%	8.57%	4.86%

Ratios/Supplemental Data:
Net assets, end of period (000)	$2,575	$3,083	$4,810		$5,180	$6,012	$7,856
Average net assets (000)	$2,762	$3,824	$5,005		$5,826	$6,958	$10,840
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	1.58%	1.51%	1.78%	(d)	2.26%	2.27%	2.29%
Expenses before waivers and/or expense reimbursement	2.00%	2.09%	2.59%	(d)	2.26%	2.27%	2.29%
Net investment income (loss)	3.34%	3.24%	.80%	(d)	(.31)%	.52%	.93%
Portfolio turnover rate	90%	93%	140%	(e)	478%	210%	248%

(a)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.
(b)	Calculated based on average shares outstanding during the period.
(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)	Annualized.
(e)	Not annualized.
(f)	For the three month period ended October 31, 2014. The Fund changed its fiscal year end from July 31 to October 31, effective October 31, 2014.

See Notes to Financial Statements.

Prudential Income Builder Fund	79

Financial Highlights (continued)

Class C Shares
	Year Ended October 31,		Three Months Ended October 31,		Year Ended July 31,
	2016	2015	2014(f)		2014	2013	2012
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$9.23	$11.74	$11.59		$11.38	$10.54	$10.15
Income (loss) from investment operations:
Net investment income (loss)	.30	.31	.02		(.04)	.06	.09
Net realized and unrealized gain (loss) on investments	.04	(.69)	.15		.88	.84	.39
Total from investment operations	.34	(.38)	.17		.84	.90	.48
Less Dividends and Distributions:
Dividends from net investment income	(.34)	(.37)	(.02)		(.04)	(.06)	(.09)
Distributions from net realized gains	-	(1.76)	-		(.59)	-	-
Tax return of capital distributions	(.05)	-	-		-	-	-
Total dividends and distributions	(.39)	(2.13)	(.02)		(.63)	(.06)	(.09)
Net asset value, end of period	$9.18	$9.23	$11.74		$11.59	$11.38	$10.54
Total Return(a)	3.86%	(3.35)%	1.47%		7.53%	8.57%	4.86%

Ratios/Supplemental Data:
Net assets, end of period (000)	$108,543	$75,622	$17,474		$17,887	$17,217	$17,307
Average net assets (000)	$88,099	$44,389	$17,513		$17,793	$17,251	$17,651
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	1.58%	1.55%	1.78%	(d)	2.26%	2.27%	2.29%
Expenses before waivers and/or expense reimbursement	2.00%	2.05%	2.61%	(d)	2.26%	2.27%	2.29%
Net investment income (loss)	3.27%	3.19%	.82%	(d)	(.32)%	.51%	.89%
Portfolio turnover rate	90%	93%	140%	(e)	478%	210%	248%

(a)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.
(b)	Calculated based on average shares outstanding during the period.
(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)	Annualized.
(e)	Not annualized.
(f)	For the three month period ended October 31, 2014. The Fund changed its fiscal year end from July 31 to October 31, effective October 31, 2014.

See Notes to Financial Statements.

80

Class R Shares
	Year Ended October 31,		Three Months Ended October 31,		Year Ended July 31,
	2016	2015	2014(f)		2014	2013	2012
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$9.38	$11.89	$11.75		$11.52	$10.67	$10.28
Income (loss) from investment operations:
Net investment income (loss)	.35	.36	.04		.02	.11	.14
Net realized and unrealized gain (loss) on investments	.05	(.69)	.15		.89	.85	.39
Total from investment operations	.40	(.33)	.19		.91	.96	.53
Less Dividends and Distributions:
Dividends from net investment income	(.38)	(.42)	(.05)		(.09)	(.11)	(.14)
Distributions from net realized gains	-	(1.76)	-		(.59)	-	-
Tax return of capital distributions	(.06)	-	-		-	-	-
Total dividends and distributions	(.44)	(2.18)	(.05)		(.68)	(.11)	(.14)
Net asset value, end of period	$9.34	$9.38	$11.89		$11.75	$11.52	$10.67
Total Return(a)	4.40%	(2.83)%	1.60%		8.13%	9.07%	5.29%

Ratios/Supplemental Data:
Net assets, end of period (000)	$561	$359	$393		$288	$167	$231
Average net assets (000)	$404	$427	$347		$275	$196	$219
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	1.08%	1.03%	1.25%	(d)	1.76%	1.77%	1.79%
Expenses before waivers and/or expense reimbursement	1.75%	1.82%	2.45%	(d)	2.01%	2.02%	2.04%
Net investment income (loss)	3.76%	3.69%	1.45%	(d)	.19%	1.04%	1.39%
Portfolio turnover rate	90%	93%	140%	(e)	478%	210%	248%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.
(b)	Calculated based on average shares outstanding during the period.
(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)	Annualized.
(e)	Not annualized.
(f)	For the three month period ended October 31, 2014. The Fund changed its fiscal year end from July 31 to October 31, effective October 31, 2014.

See Notes to Financial Statements.

Prudential Income Builder Fund	81

Financial Highlights (continued)

Class Z Shares
	Year Ended October 31,		Three Months Ended October 31,		Year Ended July 31,
	2016	2015	2014(f)		2014	2013	2012
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$9.45	$11.96	$11.85		$11.62	$10.75	$10.35
Income (loss) from investment operations:
Net investment income (loss)	.40	.41	.06		.08	.17	.20
Net realized and unrealized gain (loss) on investments	.05	(.69)	.15		.89	.87	.39
Total from investment operations	.45	(.28)	.21		.97	1.04	.59
Less Dividends and Distributions:
Dividends from net investment income	(.42)	(.47)	(.10)		(.15)	(.17)	(.19)
Distributions from net realized gains	-	(1.76)	-		(.59)	-	-
Tax return of capital distributions	(.06)	-	-		-	-	-
Total dividends and distributions	(.48)	(2.23)	(.10)		(.74)	(.17)	(.19)
Net asset value, end of period	$9.42	$9.45	$11.96		$11.85	$11.62	$10.75
Total Return(a)	4.98%	(2.33)%	1.74%		8.59%	9.72%	5.85%

Ratios/Supplemental Data:
Net assets, end of period (000)	$84,046	$74,114	$5,965		$5,287	$3,178	$3,717
Average net assets (000)	$64,595	$45,082	$5,426		$4,306	$3,181	$4,379
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	.58%	.56%	.77%	(d)	1.26%	1.27%	1.29%
Expenses before waivers and/or expense reimbursement	1.00%	1.03%	1.64%	(d)	1.26%	1.27%	1.29%
Net investment income (loss)	4.35%	4.15%	1.87%	(d)	.69%	1.51%	1.90%
Portfolio turnover rate	90%	93%	140%	(e)	478%	210%	248%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.
(b)	Calculated based on average shares outstanding during the period.
(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)	Annualized.
(e)	Not annualized.
(f)	For the three month period ended October 31, 2014. The Fund changed its fiscal year end from July 31 to October 31, effective October 31, 2014.

See Notes to Financial Statements.

82

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders

Prudential Investment Portfolios 16:

We have audited the accompanying statement of assets and liabilities of Prudential Income Builder Fund, one of the series constituting Prudential Investment Portfolios 16 (hereafter referred to as the “Fund”), including the portfolio of investments, as of October 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the two-year period then ended, for the three-month period ended October 31, 2014, and for each of the years in the three year period ended July 31, 2014. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2016, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of October 31, 2016, and the results of its operations, the changes in its net assets, and the financial highlights for each of the years or periods described in the first paragraph, in conformity with U.S. generally accepted accounting principles.

New York, New York

December 19, 2016

Prudential Income Builder Fund	83

Tax Information (unaudited)

For the year ended October 31, 2016, the Fund reports the maximum amount allowable but not less than the following percentages of ordinary income dividends paid as: 1) qualified dividend income in accordance with Section 854 of the Internal Revenue Code (QDI); and 2) eligible for the corporate dividends received deduction (DRD):

	QDI	DRD
Prudential Income Builder Fund	30.06%	25.41%

In January 2017, you will be advised on IRS Form 1099-DIV or substitute 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2016.

84

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS

(Unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years
Ellen S. Alberding (58) Board Member Portfolios Overseen: 67	President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); Vice Chair, City Colleges of Chicago (community college system) (since 2011); Trustee, Skills for America’s Future (national initiative to connect employers to community colleges) (since 2011); Trustee, National Park Foundation (charitable foundation for national park system) (since 2009); Trustee, Economic Club of Chicago (since 2009).	None.
Kevin J. Bannon (64) Board Member Portfolios Overseen: 67	Managing Director (April 2008-May 2015) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).
Linda W. Bynoe (64) Board Member Portfolios Overseen: 67	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Ltd. (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).	Director of Simon Property Group, Inc. (retail real estate) (May 2003-May 2012); Director of Anixter International, Inc. (communication products distributor) (since January 2006); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009).

Prudential Income Builder Fund

Independent Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years
Keith F. Hartstein (60) Board Member Portfolios Overseen: 67	Retired; Member (since November 2014) of the Governing Council of the Independent Directors Council (organization of independent mutual fund directors); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).	None.
Michael S. Hyland, CFA (71) Board Member Portfolios Overseen: 67	Retired (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).	None.
Richard A. Redeker (73) Board Member & Independent Chair Portfolios Overseen: 67	Retired Mutual Fund Senior Executive (47 years); Management Consultant; Director, Mutual Fund Directors Forum (since 2014); Independent Directors Council (organization of independent mutual fund directors)-Executive Committee, Chair of Policy Steering Committee, Governing Council.	None.
Stephen G. Stoneburn (73) Board Member Portfolios Overseen: 67	Chairman (since July 2011), President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc. (1975-1989).	None.

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Interested Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years
Stuart S. Parker (54) Board Member & President Portfolios Overseen: 67	President of Prudential Investments LLC (since January 2012); Executive Vice President of Prudential Investment Management Services LLC (since December 2012); Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of Prudential Investments LLC (June 2005-December 2011).	None.
Scott E. Benjamin (43) Board Member & Vice President Portfolios Overseen: 67	Executive Vice President (since June 2009) of Prudential Investments LLC; Executive Vice President (June 2009-June 2012) and Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, Prudential Investments (since February 2006); Vice President of Product Development and Product Management, Prudential Investments (2003-2006).	None.
Grace C. Torres* (57) Board Member Portfolios Overseen: 65	Retired; formerly Treasurer and Principal Financial and Accounting Officer of the Prudential Investments Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of Prudential Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.	Director (since July 2015) of Sun Bancorp, Inc. N.A.

*	Note: Prior to her retirement in 2014, Ms. Torres was employed by Prudential Investments LLC. Due to her prior employment, she is considered to be an “interested person” under the 1940 Act. Ms. Torres is a Non-Management Interested Board Member.
(1)	The year that each Board Member joined the Board is as follows:

Ellen S. Alberding, 2013; Kevin J. Bannon, 2008; Linda W. Bynoe, 2005; Keith F. Hartstein, 2013; Michael S. Hyland, 2008; Richard A. Redeker, 2003; Stephen G. Stoneburn, 1999; Grace C. Torres, 2014; Stuart S. Parker, Board Member and President since 2012; Scott E. Benjamin, Board Member since 2010 and Vice President since 2009.

Prudential Income Builder Fund

Fund Officers(a)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer
Raymond A. O’Hara (61) Chief Legal Officer	Vice President and Corporate Counsel (since July 2010) of Prudential Insurance Company of America (Prudential); Vice President (March 2011-Present) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Vice President and Corporate Counsel (March 2011-Present) of Prudential Annuities Life Assurance Corporation; Chief Legal Officer of Prudential Investments LLC (since June 2012); Chief Legal Officer of Prudential Mutual Fund Services LLC (since June 2012) and Corporate Counsel of AST Investment Services, Inc. (since June 2012); formerly Assistant Vice President and Corporate Counsel (September 2008-July 2010) of The Hartford Financial Services Group, Inc.; formerly Associate (September 1980-December 1987) and Partner (January 1988–August 2008) of Blazzard & Hasenauer, P.C. (formerly, Blazzard, Grodd & Hasenauer, P.C.).	Since 2012
Chad A. Earnst (41) Chief Compliance Officer	Chief Compliance Officer (September 2014-Present) of Prudential Investments LLC; Chief Compliance Officer (September 2014-Present) of the Prudential Investments Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., Prudential Global Short Duration High Yield Income Fund, Inc., Prudential Short Duration High Yield Fund, Inc. and Prudential Jennison MLP Income Fund, Inc.; formerly Assistant Director (March 2010-August 2014) of the Asset Management Unit, Division of Enforcement, US Securities & Exchange Commission; Assistant Regional Director (January 2010-August 2014), Branch Chief (June 2006–December 2009) and Senior Counsel (April 2003-May 2006) of the Miami Regional Office, Division of Enforcement, US Securities & Exchange Commission.	Since 2014
Deborah A. Docs (58) Secretary	Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of Prudential Investments LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since 2004
Jonathan D. Shain (58) Assistant Secretary	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of Prudential Investments LLC; Vice President and Assistant Secretary (since February 2001) of Prudential Mutual Fund Services LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since 2005

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Fund Officers(a)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer
Claudia DiGiacomo (42) Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of Prudential Investments LLC (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).	Since 2005
Andrew R. French (53) Assistant Secretary	Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of Prudential Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.	Since 2006
Theresa C. Thompson (54) Deputy Chief Compliance Officer	Vice President, Compliance, Prudential Investments LLC (since April 2004); and Director, Compliance, Prudential Investments LLC (2001-2004).	Since 2008
Charles H. Smith (43) Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2015) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2016); formerly Global Head of Economic Sanctions Compliance at AIG Property Casualty (February 2007 – December 2014); Assistant Attorney General at the New York State Attorney General’s Office, Division of Public Advocacy. (August 1998 —January 2007).	Since 2016
M. Sadiq Peshimam (52) Treasurer and Principal Financial and Accounting Officer	Vice President (since 2005) of Prudential Investments LLC; formerly Assistant Treasurer of funds in the Prudential Mutual Fund Complex (2006-2014).	Since 2006
Peter Parrella (58) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).	Since 2007
Lana Lomuti (49) Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within Prudential Mutual Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since 2014
Linda McMullin (55) Assistant Treasurer	Vice President (since 2011) and Director (2008-2011) within Prudential Mutual Fund Administration.	Since 2014
Kelly A. Coyne (48) Assistant Treasurer	Director, Investment Operations of Prudential Mutual Fund Services LLC (since 2010).	Since 2015

Prudential Income Builder Fund

(a)	Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

•	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with Prudential Investments LLC and/or an affiliate of Prudential Investments LLC.

•	Unless otherwise noted, the address of all Board Members and Officers is c/o Prudential Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.

•	There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

•	“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

•	“Portfolios Overseen” includes all investment companies managed by Prudential Investments LLC. The investment companies for which Prudential Investments LLC serves as manager include the Prudential Investments Mutual Funds, The Prudential Variable Contract Accounts, Target Mutual Funds, Prudential Short Duration High Yield Fund, Inc., Prudential Global Short Duration High Yield Fund, Inc., The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

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Approval of Advisory Agreements (unaudited)

The Fund’s Board of Trustees

The Board of Trustees (the “Board”) of Prudential Income Builder Fund (the “Fund”)1 consists of ten individuals, seven of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”). The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Trustees have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Trustee. The Board has established three standing committees: the Audit Committee, the Nominating and Governance Committee, and the Investment Committee. Each committee is chaired by, and composed of, Independent Trustees.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with Prudential Investments LLC (“PI”) and the Fund’s subadvisory agreements with each of Quantitative Management Associates LLC (“QMA”), Jennison Associates LLC (“Jennison”), and PGIM, Inc. (“PGIM”) (which provides subadvisory services to the Fund through its PGIM Fixed Income (“PGIM Fixed Income”) and PGIM Real Estate (“PGIM Real Estate”) units). In considering the renewal of the agreements, the Board, including all of the Independent Trustees, met on June 7-9, 2016 and approved the renewal of the agreements through July 31, 2017, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PI and each of QMA, Jennison and PGIM. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups, as is further discussed below.

In approving the agreements, the Board, including the Independent Trustees advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PI and the subadvisers, the performance of the Fund, the profitability of PI and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund’s assets grow. In their deliberations, the Trustees did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with its deliberations, the Board considered information provided

[1]	Prudential Income Builder Fund is a series of Prudential Investment Portfolios 16.

Prudential Income Builder Fund

Approval of Advisory Agreements (continued)

by PI throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on June 7-9, 2016.

The Trustees determined that the overall arrangements between the Fund and PI, which serves as the Fund’s investment manager pursuant to a management agreement, and between PI and each of QMA, Jennison and PGIM, which serve as the Fund’s subadvisers pursuant to the terms of subadvisory agreements with PI, are in the best interests of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Trustees considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Trustees’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality, and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PI and each of QMA, Jennison and PGIM Fixed Income. The Board considered the services provided by PI, including but not limited to the oversight of each subadviser for the Fund, as well as the provision of fund recordkeeping, compliance, and other services to the Fund. With respect to PI’s oversight of the subadvisers, the Board noted that PI’s Strategic Investment Research Group (“SIRG”), which is a business unit of PI, is responsible for monitoring and reporting to PI’s senior management on the performance and operations of each subadviser. The Board also considered that PI pays the salaries of all of the officers and interested Trustees of the Fund who are part of Fund management. The Board also considered the investment subadvisory services provided by QMA, Jennison and PGIM Fixed Income, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PI’s evaluation of the subadvisers, as well as PI’s recommendation, based on its review of the subadvisers, to renew the subadvisory agreements.

The Board considered the qualifications, backgrounds and responsibilities of PI’s senior management responsible for the oversight of the Fund and each of QMA, Jennison and PGIM Fixed Income and also considered the qualifications, backgrounds and responsibilities of each subadviser’s portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PI’s and each of QMA’s, Jennison’s and PGIM Fixed Income’s organizational structure, senior management, investment operations, and other relevant information pertaining to each of PI, QMA, Jennison and PGIM Fixed Income. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer

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(“CCO”) as to each of PI, QMA, Jennison and PGIM Fixed Income. The Board noted that QMA, Jennison and PGIM Fixed Income are each affiliated with PI.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PI and the subadvisory services provided to the Fund by each of QMA, Jennison and PGIM Fixed Income and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PI and each of QMA, Jennison and PGIM Fixed Income under the management and subadvisory agreements.

Costs of Services and Profits Realized by PI

The Board was provided with information on the profitability of PI and its affiliates in serving as the Fund’s investment manager. The Board discussed with PI the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. However, the Board considered that the cost of services provided by PI during the year ended December 31, 2015 exceeded the management fees paid by PI, resulting in an operating loss to PI. The Board further noted that the subadvisers are affiliated with PI and that their profitability is reflected in PI’s profitability report. Taking these factors into account, the Board concluded that the profitability of PI and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

PI and the Board previously retained an outside business consulting firm to review management fee breakpoint usage and trends in management fees across the mutual fund industry. The consulting firm presented its analysis and conclusions as to the Funds’ management fee structures to the Board and PI. The Board and PI have discussed these conclusions extensively since that presentation.

The Board received and discussed information concerning economies of scale that PI may realize as the Fund’s assets grow beyond current levels. The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase, but that at its current level of assets the Fund does not realize the effect of those rate reductions. The Board took note that the Fund’s fee structure currently results in benefits to Fund shareholders whether or not PI realizes any economies of scale. The Board noted that economies of scale can be shared with the Fund in other ways, including low management fees from inception, additional technological and

Prudential Income Builder Fund

Approval of Advisory Agreements (continued)

personnel investments to enhance shareholder services, and maintaining existing expense structures in the face of a rising cost environment. The Board also considered PI’s assertion that it continually evaluates the management fee schedule of the Fund and the potential to share economies of scale through breakpoints or fee waivers as asset levels increase.

The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of PI’s costs are not specific to individual funds, but rather are incurred across a variety of products and services.

Other Benefits to PI, QMA, Jennison and PGIM Fixed Income

The Board considered potential ancillary benefits that might be received by PI, QMA, Jennison and PGIM Fixed Income and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PI included transfer agency fees received by the Fund’s transfer agent (which is affiliated with PI), and benefits to its reputation as well as other intangible benefits resulting from PI’s association with the Fund. The Board concluded that the potential benefits to be derived by QMA, Jennison and PGIM Fixed Income included their ability to use soft dollar credits, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to its reputation. The Board concluded that the benefits derived by PI, QMA, Jennison and PGIM Fixed Income were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Performance of the Fund / Fees and Expenses

The Board considered certain additional specific factors and made related conclusions relating to the historical performance of the Fund for the one-, three-, five-, and ten-year periods ended December 31, 2015.

The Board also considered the Fund’s actual management fee, as well as the Fund’s net total expense ratio, for the fiscal year ended October 31, 2015. The Board considered the management fee for the Fund as compared to the management fee charged by PI to other funds and the fee charged by other advisers to comparable mutual funds in a Peer Group. The actual management fee represents the fee rate actually paid by Fund shareholders and includes any fee waivers or reimbursements. The net total expense ratio for the Fund represents the actual expense ratio incurred by Fund shareholders.

The mutual funds included in the Peer Universe (the Lipper Flexible Funds Performance Universe) and the Peer Group were objectively determined by Broadridge, an independent provider of mutual fund data. The comparisons placed the Fund in various quartiles, with

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the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

The section below summarizes key factors considered by the Board and the Board’s conclusions regarding the Fund’s performance, fees and overall expenses. The table sets forth gross performance comparisons (which do not reflect the impact on performance of fund expenses, or any subsidies, expense caps or waivers that may be applicable) with the Peer Universe, actual management fees with the Peer Group (which reflect the impact of any subsidies or fee waivers), and net total expenses with the Peer Group, each of which were key factors considered by the Board.

Performance	1 Year	3 Years	5 Years	10 Years
	3rd Quartile	3rd Quartile	2nd Quartile	2nd Quartile
Actual Management Fees: 1st Quartile
Net Total Expenses: 1st Quartile

•	The Board noted that the Fund underperformed its benchmark index over all periods.
•

The Board noted information provided by PI indicating that, while the Fund’s benchmark is the S&P 500, the Fund has more than 50% of its portfolio invested in fixed income and that, as such, it would be expected to underperform when equity markets are performing well and risk is rewarded, as in the recent environment.

•

The Board also noted information provided by PI indicating that PI maintains its conviction in the subadviser due to the subadviser’s experience in managing asset allocation decisions and the Fund’s improved performance in 2016 versus both the benchmark and peers.

•	The Board and PI agreed to retain the existing expense cap of 0.70% (exclusive of 12b-1 and certain other fees) though February 28, 2017.
•

The Board concluded that, in light of the above, it would be in the best interests of the Fund and its shareholders to continue to allow the Fund to establish a performance record and to renew the agreements.

•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

*    *    *

After full consideration of these factors, the Board concluded that the approval of the agreements was in the best interests of the Fund and its shareholders.

Prudential Income Builder Fund

∎ MAIL	∎ TELEPHONE	∎ WEBSITE
655 Broad Street Newark, NJ 07102	(800) 225-1852	www.prudentialfunds.com

PROXY VOTING
The Board of Trustees of the Fund has delegated to the Fund’s investment subadvisers the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

TRUSTEES
Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Keith F. Hartstein • Michael S. Hyland • Stuart S. Parker • Richard A. Redeker • Stephen G. Stoneburn • Grace C. Torres

OFFICERS
Stuart S. Parker, President • Scott E. Benjamin, Vice President • M. Sadiq Peshimam, Treasurer and Principal Financial and Accounting Officer • Raymond A. O’Hara, Chief Legal Officer • Chad A. Earnst, Chief Compliance Officer • Deborah A. Docs, Secretary • Theresa C. Thompson, Deputy Chief Compliance Officer • Charles H. Smith, Anti-Money Laundering Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • Andrew R. French, Assistant Secretary • Peter Parrella, Assistant Treasurer • Lana Lomuti, Assistant Treasurer • Linda McMullin, Assistant Treasurer • Kelly A. Coyne, Assistant Treasurer

MANAGER	Prudential Investments LLC	655 Broad Street Newark, NJ 07102

INVESTMENT SUBADVISERS	Jennison Associates LLC	466 Lexington Avenue New York, NY 10017

	PGIM Fixed Income	655 Broad Street Newark, NJ 07102

	PGIM Real Estate	7 Giralda Farms Madison, NJ 07940

	Quantitative Management Associates LLC	Gateway Center Two 100 Mulberry Street Newark, NJ 07102

DISTRIBUTOR	Prudential Investment Management Services LLC	655 Broad Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	One Wall Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain a prospectus and summary prospectus by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to www.prudentialfunds.com/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH TRUSTEES
Shareholders can communicate directly with the Board of Trustees by writing to the Chair of the Board, Prudential Income Builder Fund, Prudential Investments, Attn: Board of Trustees, 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Trustee by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each month no sooner than 15 days after the end of the month.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PRUDENTIAL INCOME BUILDER FUND

SHARE CLASS	A	B	C	R	Z
NASDAQ	PCGAX	PBCFX	PCCFX	PCLRX	PDCZX
CUSIP	74442X108	74442X207	74442X306	74442X405	74442X504

MFSP504E     0300085-00001-00

PRUDENTIAL INVESTMENTS, A PGIM BUSINESS  |  MUTUAL FUNDS

     Prudential QMA Defensive Equity Fund

ANNUAL REPORT	OCTOBER 31, 2016

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Objective: Long-term capital appreciation

Highlights

PRUDENTIAL QMA DEFENSIVE EQUITY FUND

•

The largest contributor to returns was a relatively large overweight to utilities. This was the best-performing sector in the 12-month period, helped by a constant reach by investors for utilities’ high dividend yield in an environment where interest rates moved ever lower. (For a complete list of holdings, refer to the Portfolio of Investments section of this report.)

•

The Fund also benefited from an underweight in health care stocks, a sector that seemed relatively overvalued and risky from a correlation perspective, and ended the year as the worst-performing segment of the S&P 500 index.

•	The Fund’s positioning in six of the 11 GICS (Global Industry Classification Standard) sectors led to losses during the reporting period.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC, a Prudential Financial company and member SIPC. QMA is the primary business name of Quantitative Management Associates LLC, a wholly owned subsidiary of PGIM, Inc. (PGIM), a Prudential Financial company. © 2016 Prudential Financial, Inc. and its related entities. The Prudential logo and the Rock symbol are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

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Letter from the President

Dear Shareholder:

We hope you find the annual report for the Prudential QMA Defensive Equity Fund informative and useful. The report covers performance for the 12-month period that ended October 31, 2016.

During the reporting period, the US economy experienced modest growth. Labor markets were healthy, and consumer confidence rose. The housing market brightened somewhat, as momentum continued for the new home market. The Federal Reserve kept interest rates unchanged at its September meeting, but pointed to the strong possibility of a rate hike in December. Internationally, concerns over Brexit—the term used to represent Britain’s decision to leave the European Union—remained in the spotlight.

Equity markets in the US were firmly in positive territory at the end of the reporting period, as US stocks posted strong gains. European stocks struggled earlier, but found some traction in the third quarter. Asian markets also advanced, and emerging markets rose sharply.

US fixed income markets experienced overall gains. High yield bonds posted very strong results. Corporate bonds and Treasuries also performed well. Accommodative monetary policy by central banks helped lift global bond markets.

Given the uncertainty in today’s investment environment, we believe that active professional portfolio management offers a potential advantage. Active managers often have the knowledge and flexibility to find the best investment opportunities in the most challenging markets.

Even so, it’s best if investment decisions are based on your long-term goals rather than on short-term market and economic developments. We also encourage you to work with an experienced financial advisor who can help you set goals, determine your tolerance for risk, build a diversified plan that’s right for you, and make adjustments when necessary.

By having Prudential Investments help you address your goals, you gain the advantage of asset managers that also manage money for many major corporations and pension funds around the world. That means you benefit from the same expertise, innovation, and attention to risk demanded by today’s most sophisticated investors.

Thank you for choosing our family of funds.

Sincerely,

Stuart S. Parker, President

Prudential QMA Defensive Equity Fund

December 15, 2016

Prudential QMA Defensive Equity Fund	3

Your Fund’s Performance (unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852.

Cumulative Total Returns (Without Sales Charges) as of 10/31/16
	One Year (%)	Five Years (%)	Ten Years (%)
Class A	2.85	53.32	62.86
Class B	2.07	47.63	51.07
Class C	2.07	47.67	50.97
Class R	2.59	51.30	58.76
Class Z	3.10	55.19	66.88
S&P 500 Index	4.49	88.79	91.14
Russell 1000® Defensive Index	4.40	86.35	96.91
Lipper Large-Cap Core Funds Average	2.53	76.50	78.39

Average Annual Total Returns (With Sales Charges) as of 9/30/16
	One Year (%)	Five Years (%)	Ten Years (%)
Class A	6.35	9.74	4.92
Class B	6.68	10.02	4.74
Class C	10.76	10.16	4.74
Class R	12.28	10.71	5.26
Class Z	12.79	11.27	5.78
S&P 500 Index	15.41	16.36	7.23
Russell 1000 Defensive Index	15.03	15.63	7.54
Lipper Large-Cap Core Funds Average	12.48	14.76	6.37

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Average Annual Total Returns (With Sales Charges) as of 10/31/16
	One Year (%)	Five Years (%)	Ten Years (%)
Class A	–2.81	7.70	4.41
Class B	–2.92	7.96	4.21
Class C	1.07	8.11	4.20
Class R	2.59	8.63	4.73
Class Z	3.10	9.19	5.25

Average Annual Total Returns (Without Sales Charges) as of 10/31/16
	One Year (%)	Five Years (%)	Ten Years (%)
Class A	2.85	8.92	5.00
Class B	2.07	8.10	4.21
Class C	2.07	8.11	4.20
Class R	2.59	8.63	4.73
Class Z	3.10	9.19	5.25

Growth of a $10,000 Investment

The graph compares a $10,000 investment in the Prudential QMA Defensive Equity Fund (Class A shares) with a similar investment in the Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) and the Russell 1000 Defensive Index by portraying the initial

Prudential QMA Defensive Equity Fund	5

Your Fund’s Performance (continued)

account values at the beginning of the 10-year period for Class A shares (October 31, 2006) and the account values at the end of the current fiscal year (October 31, 2016) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables provided earlier, performance for Class B, Class C, Class R, and Class Z shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursement, if any, the Fund’s returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

Source: Prudential Investments LLC and Lipper Inc.

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The average annual total returns take into account applicable sales charges, which are described for each share class in the table below.

	Class A	Class B*	Class C	Class R	Class Z
Maximum initial sales charge	5.50% of the public offering price	None	None	None	None
Contingent deferred sales charge (CDSC) (as a percentage of the lower of original purchase price or net asset value at redemption)	1% on sales of $1 million or more made within 12 months of purchase	5% (Yr. 1) 4% (Yr. 2) 3% (Yr. 3) 2% (Yr. 4) 1% (Yrs. 5/6) 0% (Yr. 7)	1% on sales made within 12 months of purchase	None	None
Annual distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	.30% (.25% currently)	1%	1%	.75% (.50% currently)	None

*Class B shares are closed to all purchase activity and no additional Class B shares may be purchased or acquired except by exchange from Class B shares of another Fund or through dividend or capital gains reinvestment.

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Benchmark Definitions

S&P 500 Index—The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) is an unmanaged index of over 500 stocks of large US public companies. It gives a broad look at how stock prices in the United States have performed.

Russell 1000 Defensive Index—The Russell 1000 Defensive Index is unmanaged and measures the performance of the large-cap defensive segment of the US equity universe. It includes those Russell 1000 Index companies with relatively stable business conditions which are less sensitive to economic cycles, credit cycles, and market volatility based on their stability variables. Stability is measured in terms of volatility (price and earnings), leverage, and return on assets.

Lipper Large-Cap Core Funds Average—The Lipper Large-Cap Core Funds Average (Lipper Average) is based on the average return of all funds in the Lipper Large-Cap Core Funds category for the periods noted. Funds in the Lipper Average invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Large-cap core funds have wide latitude in the companies in which they invest. These funds typically have a below-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share-growth value compared with the S&P 500 Index.

Investors cannot invest directly in an index or average. The returns for the indexes would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes.

Five Largest Holdings expressed as a percentage of net assets as of 10/31/16 (%)
AT&T, Inc., Diversified Telecommunication Services	3.6
Verizon Communications, Inc., Diversified Telecommunication Services	3.1
General Electric Co., Industrial Conglomerates	2.1
Procter & Gamble Co. (The), Household Products	1.9
Apple, Inc., Technology Hardware, Storage & Peripherals	1.7

Holdings reflect only long-term investments and are subject to change.

Five Largest Industries expressed as a percentage of net assets as of 10/31/16 (%)
Equity Real Estate Investment Trusts (REITs)	9.8
Diversified Telecommunication Services	7.3
Electric Utilities	4.8
Banks	4.1
Industrial Conglomerates	3.7

Industry weightings reflect only long-term investments and are subject to change.

Prudential QMA Defensive Equity Fund	7

Strategy and Performance Overview

How did the Fund perform?

The Prudential QMA Defensive Equity Fund’s Class A shares gained 2.85% for the 12-month reporting period ended October 31, 2016, underperforming the 4.49% gain of the S&P 500 Index and the 4.40% gain of the Russell 1000 Defensive Index, but outperforming the 2.53% gain of the Lipper Large-Cap Core Funds Average.

What were market conditions?

•

When the reporting period began, the equity markets were dominated by anxiety about the potential of a Federal Reserve (Fed) rate hike, the health of the Chinese economy, and China’s unexpected devaluation of its currency, the yuan. Fixed income markets, meanwhile, reflected investor uncertainty about weaker global economic growth, the Fed’s rate-hiking schedule, and steep declines in energy and commodity prices. In mid-December, the Fed raised its federal funds rate target by 0.25% to between 0.25% and 0.50% and said it would likely raise short-term interest rates four times during 2016.

•

Early in the first quarter of 2016, risk aversion increased amid deteriorating economic data in developed and emerging markets, a further drop in commodity prices, and heightened volatility in global financial markets. By March, investor sentiment had improved, commodity prices had regained some ground, and the number of negative economic surprises had diminished. At its March policy meeting, the Fed suggested it would likely hike rates only twice in 2016.

•

During the second quarter, fears about the global economy receded in the face of considerable stimulus by China’s policymakers, stronger-than-anticipated first-quarter European economic growth, and signs that the Japanese economy was doing somewhat better than expected. Late June, the UK’s surprise vote to leave the European Union, known as “Brexit,” briefly increased market volatility, although the macroeconomic fallout appeared manageable, if not limited. Ongoing stimulus by global central banks drove down interest rates around the world.

•

In the third quarter and through the end of the period, global central bank monetary policy remained accommodative, providing support to the world’s bond markets. The Fed kept its short-term interest rate target unchanged throughout 2016. Credit spreads (differences in yields between corporate bonds and US Treasury securities of comparable maturity) narrowed during the quarter. US economic data released in late October revealed strong-than-expected growth estimates for the third quarter. Equity markets closed lower and bond markets fluctuated that month due in part to expectations of a Fed rate hike in December 2016 and mixed economic data regarding China’s economy.

What worked?

•

The largest contributor to returns was a relatively large overweight to utilities. This was the best-performing sector in the 12-month period, helped by a constant reach by investors for utilities’ high dividend yield in an environment where interest rates moved ever lower.

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•

The Fund also benefited from an underweight in health care stocks, a sector that seemed relatively overvalued and risky from a correlation perspective, and ended the year as the worst-performing segment of the S&P 500 index.

•	An overweight in telecommunications and an underweight in consumer discretionary stocks were also among the successful positions. Each added a moderate contribution to underlying performance.

What didn’t work?

•	The Fund’s positioning in six of the 11 GICS (Global Industry Classification Standard) sectors led to losses during the reporting period.

•	Overweights in consumer staples and industrials, and underweights in energy and materials, generated only modest losses, but when combined, produced more material detractions from returns.

•

A relatively large underweight in the technology sector was the largest detractor, as the sector was among the best performers for the period. The Fund was underweight the sector due to its relatively risky characteristics, including high volatility and high correlation to the overall market during the period.

Did the Fund hold derivatives and how did they affect performance?

•	QMA invested up to 5% of the Fund in futures on the S&P 500 Index to help manage cash flows. There is little tracking error with these futures, so they tracked the S&P 500 Index closely.

•

QMA regularly evaluates the purchase of futures on the CBOE Volatility Index® (VIX®)[1] in an attempt to manage periods of excess volatility. In the middle of December 2015, QMA purchased VIX futures equivalent to about 1% of the Fund’s market value for a period of less than one week. These futures underperformed during that period, detracting approximately 10 basis points (or 0.1%) from performance.

Current outlook

•

The Fund will attempt to provide long-term performance in line with broader equity markets, while reducing risk as measured by standard deviation and maximum drawdown. To do this, QMA will deploy its equity sector rotation strategy, which results in overweighting and underweighting certain sectors.

•	The Fund may also make a tactical investment in CBOE Volatility Index® (VIX®) futures during times of excessive volatility to mitigate risk.

1 The CBOE Volatility Index® (VIX® Index®) is a key measure of market expectations of near-term volatility conveyed by S&P 500 stock index option prices.

Prudential QMA Defensive Equity Fund	9

Fees and Expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on May 1, 2016, at the beginning of the period, and held through the six-month period ended October 31, 2016. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of Prudential Investments Funds, including the Fund, that you own. You should consider the additional fees that were charged to your

10	Visit our website at prudentialfunds.com

Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Prudential QMA Defensive Equity Fund		Beginning Account Value May 1, 2016	Ending Account Value October 31, 2016	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*
Class A	Actual	$1,000.00	$1,008.10	1.30%	$6.56
	Hypothetical	$1,000.00	$1,018.60	1.30%	$6.60
Class B	Actual	$1,000.00	$1,003.70	2.05%	$10.33
	Hypothetical	$1,000.00	$1,014.83	2.05%	$10.38
Class C	Actual	$1,000.00	$1,003.70	2.05%	$10.33
	Hypothetical	$1,000.00	$1,014.83	2.05%	$10.38
Class R	Actual	$1,000.00	$1,005.90	1.55%	$7.82
	Hypothetical	$1,000.00	$1,017.34	1.55%	$7.86
Class Z	Actual	$1,000.00	$1,008.80	1.05%	$5.30
	Hypothetical	$1,000.00	$1,019.86	1.05%	$5.33

*Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended October 31, 2016, and divided by the 366 days in the Fund’s fiscal year ended October 31, 2016 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

Prudential QMA Defensive Equity Fund	11

Fees and Expenses (continued)

The Fund’s annual expense ratios for the 12-month period ended October 31, 2016, are as follows:

Class	Gross Operating Expenses (%)	Net Operating Expenses (%)
A	1.35	1.30
B	2.05	2.05
C	2.05	2.05
R	1.80	1.55
Z	1.05	1.05

Net operating expenses shown above reflect fee waivers and/or expense reimbursements. Additional information on Fund expenses and any fee waivers and/or expense reimbursements can be found in the “Financial Highlights” tables in this report and in the Notes to the Financial Statements in this report.

12	Visit our website at prudentialfunds.com

Portfolio of Investments

as of October 31, 2016

Description	Shares	Value (Note 1)
LONG-TERM INVESTMENTS 95.7%

COMMON STOCKS 95.7%

Aerospace & Defense 3.2%
Arconic, Inc.	4,233	$121,572
Boeing Co. (The)	10,400	1,481,272
General Dynamics Corp.	5,150	776,311
L-3 Communications Holdings, Inc.	1,390	190,347
Lockheed Martin Corp.	4,530	1,116,101
Northrop Grumman Corp.	3,200	732,800
Raytheon Co.	5,290	722,667
Rockwell Collins, Inc.	2,300	193,936
Textron, Inc.	4,800	192,384
TransDigm Group, Inc.	900	245,214
United Technologies Corp.	13,950	1,425,690

		7,198,294

Air Freight & Logistics 1.1%
C.H. Robinson Worldwide, Inc.	2,600	177,112
Expeditors International of Washington, Inc.	3,200	164,704
FedEx Corp.	4,380	763,522
United Parcel Service, Inc. (Class B Stock)	12,390	1,335,146

		2,440,484

Airlines 0.8%
Alaska Air Group, Inc.	2,200	158,884
American Airlines Group, Inc.	9,500	385,700
Delta Air Lines, Inc.	13,400	559,718
Southwest Airlines Co.	11,100	444,555
United Continental Holdings, Inc.*	5,200	292,396

		1,841,253

Auto Components 0.2%
Adient PLC*	918	41,769
BorgWarner, Inc.	1,960	70,246
Delphi Automotive PLC (United Kingdom)	2,700	175,689
Goodyear Tire & Rubber Co. (The)	2,500	72,575

		360,279

Automobiles 0.4%
Ford Motor Co.	37,800	443,772
General Motors Co.	13,700	432,920
Harley-Davidson, Inc.	1,700	96,934

		973,626

See Notes to Financial Statements.

Prudential QMA Defensive Equity Fund	13

Portfolio of Investments (continued)

as of October 31, 2016

Description	Shares	Value (Note 1)
COMMON STOCKS (Continued)

Banks 4.1%
Bank of America Corp.	87,900	$1,450,350
BB&T Corp.	7,100	278,320
Citigroup, Inc.	25,000	1,228,750
Citizens Financial Group, Inc.	4,600	121,164
Comerica, Inc.	1,600	83,344
Fifth Third Bancorp	6,800	147,968
Huntington Bancshares, Inc.	9,800	103,880
JPMorgan Chase & Co.	31,100	2,153,986
KeyCorp	9,600	135,552
M&T Bank Corp.	1,390	170,595
People’s United Financial, Inc.(a)	2,900	47,096
PNC Financial Services Group, Inc. (The)	4,300	411,080
Regions Financial Corp.	11,200	119,952
SunTrust Banks, Inc.	4,400	199,012
U.S. Bancorp	13,900	622,164
Wells Fargo & Co.	39,100	1,798,991
Zions Bancorporation	1,900	61,199

		9,133,403

Beverages 3.3%
Brown-Forman Corp. (Class B Stock)	3,300	152,361
Coca-Cola Co. (The)	70,300	2,980,720
Constellation Brands, Inc. (Class A Stock)	3,210	536,455
Dr. Pepper Snapple Group, Inc.	3,400	298,486
Molson Coors Brewing Co. (Class B Stock)	3,340	346,725
Monster Beverage Corp.*	2,450	353,633
PepsiCo, Inc.	26,060	2,793,632

		7,462,012

Biotechnology 1.3%
AbbVie, Inc.	9,500	529,910
Alexion Pharmaceuticals, Inc.*	1,310	170,955
Amgen, Inc.	4,370	616,869
Biogen, Inc.*	1,280	358,630
Celgene Corp.*	4,520	461,854
Gilead Sciences, Inc.	7,670	564,742
Regeneron Pharmaceuticals, Inc.*	440	151,809
Vertex Pharmaceuticals, Inc.*	1,470	111,514

		2,966,283

See Notes to Financial Statements.

14

Description	Shares	Value (Note 1)
COMMON STOCKS (Continued)

Building Products 0.4%
Allegion PLC	1,766	$112,741
Fortune Brands Home & Security, Inc.	2,800	152,964
Johnson Controls International PLC (Ireland)	9,178	370,057
Masco Corp.	5,900	182,192

		817,954

Capital Markets 1.9%
Affiliated Managers Group, Inc.*	500	66,330
Ameriprise Financial, Inc.	1,440	127,282
Bank of New York Mellon Corp. (The)	9,300	402,411
BlackRock, Inc.	1,070	365,127
Charles Schwab Corp. (The)	10,400	329,680
CME Group, Inc.	2,960	296,296
E*TRADE Financial Corp.*	2,500	70,400
Franklin Resources, Inc.	3,090	104,009
Goldman Sachs Group, Inc. (The)	3,270	582,845
Intercontinental Exchange, Inc.	1,046	282,828
Invesco Ltd.	3,600	101,124
Legg Mason, Inc.	900	25,848
Moody’s Corp.	1,480	148,769
Morgan Stanley	12,700	426,339
Nasdaq, Inc.	1,100	70,367
Northern Trust Corp.	1,900	137,598
S&P Global, Inc.	2,310	281,474
State Street Corp.	3,200	224,672
T. Rowe Price Group, Inc.	2,200	140,822

		4,184,221

Chemicals 1.7%
Air Products & Chemicals, Inc.	2,110	281,516
Albemarle Corp.	1,100	91,905
CF Industries Holdings, Inc.	2,250	54,023
Dow Chemical Co. (The)	10,900	586,529
E.I. du Pont de Nemours & Co.	8,500	584,715
Eastman Chemical Co.	1,400	100,674
Ecolab, Inc.	2,550	291,134
FMC Corp.	1,300	60,957
International Flavors & Fragrances, Inc.	780	102,008
LyondellBasell Industries NV (Class A Stock)	3,360	267,288
Monsanto Co.	4,260	429,280
Mosaic Co. (The)	3,400	80,002
PPG Industries, Inc.	2,590	241,207

See Notes to Financial Statements.

Prudential QMA Defensive Equity Fund	15

Portfolio of Investments (continued)

as of October 31, 2016

Description	Shares	Value (Note 1)
COMMON STOCKS (Continued)

Chemicals (cont’d.)
Praxair, Inc.	2,780	$325,427
Sherwin-Williams Co. (The)	780	190,991

		3,687,656

Commercial Services & Supplies 0.5%
Cintas Corp.	1,530	163,205
Pitney Bowes, Inc.	3,300	58,872
Republic Services, Inc.	4,200	221,046
Stericycle, Inc.*	1,570	125,741
Waste Management, Inc.	7,300	479,318

		1,048,182

Communications Equipment 0.6%
Cisco Systems, Inc.	31,500	966,420
F5 Networks, Inc.*	420	58,048
Harris Corp.	800	71,368
Juniper Networks, Inc.	2,400	63,216
Motorola Solutions, Inc.	1,100	79,838

		1,238,890

Construction & Engineering 0.1%
Fluor Corp.	2,500	129,975
Jacobs Engineering Group, Inc.*	2,200	113,476
Quanta Services, Inc.*	2,700	77,625

		321,076

Construction Materials 0.1%
Martin Marietta Materials, Inc.	620	114,936
Vulcan Materials Co.	1,300	147,160

		262,096

Consumer Finance 0.5%
American Express Co.	6,700	445,014
Capital One Financial Corp.	4,400	325,776
Discover Financial Services	3,500	197,155
Navient Corp.	3,000	38,340
Synchrony Financial	6,901	197,300

		1,203,585

See Notes to Financial Statements.

16

Description	Shares	Value (Note 1)
COMMON STOCKS (Continued)

Containers & Packaging 0.3%
Avery Dennison Corp.	900	$62,811
Ball Corp.	1,700	131,019
International Paper Co.	4,000	180,120
Owens-Illinois, Inc.*	1,500	28,950
Sealed Air Corp.	1,900	86,697
WestRock Co.	2,436	112,519

		602,116

Distributors 0.1%
Genuine Parts Co.	1,460	132,261
LKQ Corp.*	2,900	93,612

		225,873

Diversified Consumer Services
H&R Block, Inc.	2,100	48,237

Diversified Financial Services 1.1%
Berkshire Hathaway, Inc. (Class B Stock)*	16,340	2,357,862
Leucadia National Corp.	3,000	56,010

		2,413,872

Diversified Telecommunication Services 7.3%
AT&T, Inc.	218,294	8,031,036
CenturyLink, Inc.	19,300	512,994
Frontier Communications Corp.(a)	41,600	167,232
Level 3 Communications, Inc.*	10,300	578,345
Verizon Communications, Inc.	144,600	6,955,260

		16,244,867

Electric Utilities 4.8%
Alliant Energy Corp.	6,200	235,910
American Electric Power Co., Inc.	13,400	868,856
Duke Energy Corp.	18,800	1,504,376
Edison International	8,900	653,972
Entergy Corp.	4,900	361,032
Eversource Energy	8,600	473,516
Exelon Corp.	25,100	855,157
FirstEnergy Corp.	11,600	397,764
NextEra Energy, Inc.	12,750	1,632,000
PG&E Corp.	13,600	844,832
Pinnacle West Capital Corp.	3,000	228,390
PPL Corp.	18,500	635,290

See Notes to Financial Statements.

Prudential QMA Defensive Equity Fund	17

Portfolio of Investments (continued)

as of October 31, 2016

Description	Shares	Value (Note 1)
COMMON STOCKS (Continued)

Electric Utilities (cont’d.)
Southern Co. (The)	26,700	$1,376,919
Xcel Energy, Inc.	13,800	573,390

		10,641,404

Electrical Equipment 0.8%
Acuity Brands, Inc.	790	176,620
AMETEK, Inc.	4,100	180,810
Eaton Corp. PLC	8,100	516,537
Emerson Electric Co.	11,500	582,820
Rockwell Automation, Inc.	2,320	277,750

		1,734,537

Electronic Equipment, Instruments & Components 0.2%
Amphenol Corp. (Class A Stock)	1,940	127,904
Corning, Inc.	6,500	147,615
FLIR Systems, Inc.	800	26,336
TE Connectivity Ltd. (Switzerland)	2,200	138,314

		440,169

Energy Equipment & Services 0.3%
Baker Hughes, Inc.	1,600	88,640
FMC Technologies, Inc.*	800	25,816
Halliburton Co.	3,300	151,800
Helmerich & Payne, Inc.(a)	370	23,351
National Oilwell Varco, Inc.	1,400	44,940
Schlumberger Ltd.	5,319	416,105
Transocean Ltd.*(a)	1,300	12,493

		763,145

Equity Real Estate Investment Trusts (REITs) 9.8%
American Tower Corp.	17,430	2,042,622
Apartment Investment & Management Co. (Class A Stock)	6,400	282,048
AvalonBay Communities, Inc.	5,630	963,743
Boston Properties, Inc.	6,300	759,024
Crown Castle International Corp.	13,850	1,260,212
Digital Realty Trust, Inc.(a)	5,990	559,646
Equinix, Inc.	2,911	1,040,042
Equity Residential	15,000	926,250
Essex Property Trust, Inc.	2,690	575,902
Extra Space Storage, Inc.	5,200	380,380
Federal Realty Investment Trust	2,910	422,619
General Growth Properties, Inc.	23,900	596,305

See Notes to Financial Statements.

18

Description	Shares	Value (Note 1)
COMMON STOCKS (Continued)

Equity Real Estate Investment Trusts (REITs) (cont’d.)
HCP, Inc.	19,100	$654,175
Host Hotels & Resorts, Inc.	30,400	470,592
Iron Mountain, Inc.	9,938	335,209
Kimco Realty Corp.	17,200	457,692
Macerich Co. (The)	4,900	346,822
Prologis, Inc.	21,600	1,126,656
Public Storage	6,110	1,305,829
Realty Income Corp.	10,600	627,944
Simon Property Group, Inc.	12,870	2,393,305
SL Green Realty Corp.	4,110	403,684
UDR, Inc.	10,900	381,173
Ventas, Inc.	14,400	975,600
Vornado Realty Trust	7,080	656,882
Welltower, Inc.	14,700	1,007,391
Weyerhaeuser Co.	30,640	917,055

		21,868,802

Food & Staples Retailing 3.2%
Costco Wholesale Corp.	7,930	1,172,609
CVS Health Corp.	19,290	1,622,289
Kroger Co. (The)	17,100	529,758
Sysco Corp.	9,200	442,704
Wal-Mart Stores, Inc.	27,400	1,918,548
Walgreens Boots Alliance, Inc.	15,500	1,282,315
Whole Foods Market, Inc.	5,700	161,253

		7,129,476

Food Products 2.6%
Archer-Daniels-Midland Co.	10,500	457,485
Campbell Soup Co.	3,500	190,190
ConAgra Foods, Inc.	7,500	361,350
General Mills, Inc.	10,800	669,384
Hershey Co. (The)	2,590	265,371
Hormel Foods Corp.	4,900	188,650
J.M. Smucker Co. (The)	2,110	277,064
Kellogg Co.	4,600	345,598
Kraft Heinz Co. (The)	10,800	960,660
McCormick & Co., Inc.	2,100	201,327
Mead Johnson Nutrition Co.	3,380	252,723
Mondelez International, Inc. (Class A Stock)	28,100	1,262,814
Tyson Foods, Inc. (Class A Stock)	5,400	382,590

		5,815,206

See Notes to Financial Statements.

Prudential QMA Defensive Equity Fund	19

Portfolio of Investments (continued)

as of October 31, 2016

Description	Shares	Value (Note 1)
COMMON STOCKS (Continued)

Health Care Equipment & Supplies 1.3%
Abbott Laboratories	8,500	$333,540
Baxter International, Inc.	2,800	133,252
Becton, Dickinson and Co.	1,245	209,048
Boston Scientific Corp.*	7,900	173,800
C.R. Bard, Inc.	430	93,172
Cooper Cos., Inc. (The)	290	51,052
Danaher Corp.	3,600	282,780
Dentsply Sirona, Inc.	1,400	80,598
Edwards Lifesciences Corp.*	1,240	118,073
Hologic, Inc.*	1,600	57,616
Intuitive Surgical, Inc.*	230	154,578
Medtronic PLC	8,088	663,378
St. Jude Medical, Inc.	1,700	132,328
Stryker Corp.	1,810	208,784
Varian Medical Systems, Inc.*	600	54,438
Zimmer Biomet Holdings, Inc.	1,170	123,318

		2,869,755

Health Care Providers & Services 1.2%
Aetna, Inc.	2,050	220,068
AmerisourceBergen Corp.	1,050	73,836
Anthem, Inc.	1,540	187,664
Cardinal Health, Inc.	1,900	130,511
Centene Corp.*	1,000	62,480
Cigna Corp.	1,500	178,245
DaVita, Inc.*	980	57,448
Express Scripts Holding Co.*	3,700	249,380
HCA Holdings, Inc.*	1,700	130,101
Henry Schein, Inc.*	480	71,616
Humana, Inc.	870	149,231
Laboratory Corp. of America Holdings*	600	75,204
McKesson Corp.	1,320	167,864
Patterson Cos., Inc.	500	21,355
Quest Diagnostics, Inc.	800	65,152
UnitedHealth Group, Inc.	5,560	785,795
Universal Health Services, Inc. (Class B Stock)	530	63,976

		2,689,926

Health Care Technology 0.1%
Cerner Corp.*	1,800	105,444

See Notes to Financial Statements.

20

Description	Shares	Value (Note 1)
COMMON STOCKS (Continued)

Hotels, Restaurants & Leisure 1.3%
Carnival Corp.	4,200	$206,220
Chipotle Mexican Grill, Inc.*(a)	290	104,620
Darden Restaurants, Inc.	1,200	77,748
Marriott International, Inc. (Class A Stock)	3,140	215,718
McDonald’s Corp.	8,280	932,080
Royal Caribbean Cruises Ltd.	1,600	122,992
Starbucks Corp.	14,200	753,594
Wyndham Worldwide Corp.	1,100	72,424
Wynn Resorts Ltd.(a)	780	73,749
Yum! Brands, Inc.	3,600	310,608

		2,869,753

Household Durables 0.4%
D.R. Horton, Inc.	3,200	92,256
Garmin Ltd.	1,100	53,196
Harman International Industries, Inc.	680	54,203
Leggett & Platt, Inc.	1,300	59,644
Lennar Corp. (Class A Stock)	1,800	75,042
Mohawk Industries, Inc.*	610	112,423
Newell Brands, Inc.	4,700	225,694
PulteGroup, Inc.	2,900	53,940
Whirlpool Corp.	730	109,369

		835,767

Household Products 3.0%
Church & Dwight Co., Inc.	4,640	223,927
Clorox Co. (The)	2,350	282,047
Colgate-Palmolive Co.	16,100	1,148,896
Kimberly-Clark Corp.	6,510	744,809
Procter & Gamble Co. (The)	48,300	4,192,440

		6,592,119

Independent Power & Renewable Electricity Producers 0.1%
AES Corp. (The)	17,900	210,683
NRG Energy, Inc.	8,600	91,418

		302,101

Industrial Conglomerates 3.7%
3M Co.	10,830	1,790,199
General Electric Co.	160,520	4,671,132
Honeywell International, Inc.	13,640	1,496,035
Roper Technologies, Inc.	1,820	315,424

		8,272,790

See Notes to Financial Statements.

Prudential QMA Defensive Equity Fund	21

Portfolio of Investments (continued)

as of October 31, 2016

Description	Shares	Value (Note 1)
COMMON STOCKS (Continued)

Insurance 1.8%
Aflac, Inc.	3,600	$247,932
Allstate Corp. (The)	3,300	224,070
American International Group, Inc.	8,800	542,960
Aon PLC	2,330	258,234
Arthur J. Gallagher & Co.	1,600	77,168
Assurant, Inc.	600	48,312
Chubb Ltd.	4,037	512,699
Cincinnati Financial Corp.	1,400	99,092
Hartford Financial Services Group, Inc. (The)	3,400	149,974
Lincoln National Corp.	2,100	103,089
Loews Corp.	2,500	107,575
Marsh & McLennan Cos., Inc.	4,500	285,255
MetLife, Inc.	9,500	446,120
Principal Financial Group, Inc.	2,400	131,040
Progressive Corp. (The)	5,100	160,701
Torchmark Corp.	1,000	63,410
Travelers Cos., Inc. (The)	2,520	272,614
Unum Group	2,100	74,340
Willis Towers Watson PLC	1,150	144,785
XL Group Ltd. (Ireland)	2,500	86,750

		4,036,120

Internet & Direct Marketing Retail 2.0%
Amazon.com, Inc.*	3,820	3,017,112
Expedia, Inc.	1,170	151,199
Netflix, Inc.*	4,160	519,459
Priceline Group, Inc. (The)*	490	722,373
TripAdvisor, Inc.*	1,090	70,283

		4,480,426

Internet Software & Services 2.4%
Akamai Technologies, Inc.*	1,100	76,417
Alphabet, Inc. (Class A Stock)*	1,860	1,506,414
Alphabet, Inc. (Class C Stock)*	1,861	1,460,029
eBay, Inc.*	6,500	185,315
Facebook, Inc. (Class A Stock)*	14,580	1,909,834
VeriSign, Inc.*	600	50,412
Yahoo!, Inc.*	5,500	228,525

		5,416,946

See Notes to Financial Statements.

22

Description	Shares	Value (Note 1)
COMMON STOCKS (Continued)

IT Services 2.0%
Accenture PLC (Class A Stock)	3,910	$454,498
Alliance Data Systems Corp.*	370	75,654
Automatic Data Processing, Inc.	2,900	252,474
Cognizant Technology Solutions Corp. (Class A Stock)*	3,820	196,157
CSRA, Inc.	900	22,581
Fidelity National Information Services, Inc.	2,100	155,232
Fiserv, Inc.*	1,430	140,826
Global Payments, Inc.	1,000	72,520
International Business Machines Corp.	5,460	839,147
Mastercard, Inc. (Class A Stock)	6,020	644,261
Paychex, Inc.	2,000	110,400
PayPal Holdings, Inc.*	7,000	291,620
Teradata Corp.*	800	21,568
Total System Services, Inc.	1,000	49,880
Visa, Inc. (Class A Stock)	11,860	978,569
Western Union Co. (The)	3,000	60,210
Xerox Corp.	5,300	51,781

		4,417,378

Leisure Products 0.1%
Hasbro, Inc.	1,100	91,751
Mattel, Inc.	3,300	104,049

		195,800

Life Sciences Tools & Services 0.3%
Agilent Technologies, Inc.	1,900	82,783
Illumina, Inc.*	860	117,080
Mettler-Toledo International, Inc.*	160	64,653
PerkinElmer, Inc.	600	30,534
Thermo Fisher Scientific, Inc.	2,300	338,169
Waters Corp.*	470	65,396

		698,615

Machinery 2.1%
Caterpillar, Inc.	10,480	874,661
Cummins, Inc.	2,780	355,340
Deere & Co.	5,200	459,160
Dover Corp.	2,800	187,292
Flowserve Corp.	2,300	97,405
Fortive Corp.	5,350	273,118
Illinois Tool Works, Inc.	5,730	650,756
Ingersoll-Rand PLC	4,600	309,534

See Notes to Financial Statements.

Prudential QMA Defensive Equity Fund	23

Portfolio of Investments (continued)

as of October 31, 2016

Description	Shares	Value (Note 1)
COMMON STOCKS (Continued)

Machinery (cont’d.)
PACCAR, Inc.	6,300	$345,996
Parker-Hannifin Corp.	2,400	294,600
Pentair PLC (United Kingdom)	3,000	165,390
Snap-on, Inc.	1,040	160,264
Stanley Black & Decker, Inc.	2,700	307,368
Xylem, Inc.	3,200	154,656

		4,635,540

Media 2.3%
CBS Corp. (Class B Stock)	3,900	220,818
Charter Communications, Inc. (Class A Stock)*	2,110	527,268
Comcast Corp. (Class A Stock)	23,300	1,440,406
Discovery Communications, Inc. (Class A Stock)*	1,400	36,554
Discovery Communications, Inc. (Class C Stock)*	2,100	52,731
Interpublic Group of Cos., Inc. (The)	3,800	85,082
News Corp. (Class A Stock)	3,650	44,238
News Corp. (Class B Stock)	1,100	13,640
Omnicom Group, Inc.	2,300	183,586
Scripps Networks Interactive, Inc. (Class A Stock)	900	57,924
TEGNA, Inc.	2,000	39,240
Time Warner, Inc.	7,600	676,324
Twenty-First Century Fox, Inc. (Class A Stock)	10,300	270,581
Twenty-First Century Fox, Inc. (Class B Stock)	4,700	124,033
Viacom, Inc. (Class B Stock)	3,300	123,948
Walt Disney Co. (The)	14,340	1,329,175

		5,225,548

Metals & Mining 0.2%
Freeport-McMoRan, Inc.*	11,800	131,924
Newmont Mining Corp.	5,100	188,904
Nucor Corp.	3,100	151,435

		472,263

Multiline Retail 0.4%
Dollar General Corp.	2,500	172,725
Dollar Tree, Inc.*	2,300	173,765
Kohl’s Corp.	1,700	74,375
Macy’s, Inc.	3,000	109,470
Nordstrom, Inc.(a)	1,100	57,200
Target Corp.	5,600	384,888

		972,423

See Notes to Financial Statements.

24

Description	Shares	Value (Note 1)
COMMON STOCKS (Continued)

Multi-Utilities 2.5%
Ameren Corp.	6,600	$329,670
CenterPoint Energy, Inc.	11,700	266,760
CMS Energy Corp.	7,600	320,340
Consolidated Edison, Inc.	8,300	627,065
Dominion Resources, Inc.	17,100	1,285,920
DTE Energy Co.	4,900	470,449
NiSource, Inc.	8,700	202,362
Public Service Enterprise Group, Inc.	13,800	580,704
SCANA Corp.	3,900	286,104
Sempra Energy	6,820	730,422
WEC Energy Group, Inc.	8,584	512,637

		5,612,433

Oil, Gas & Consumable Fuels 1.9%
Anadarko Petroleum Corp.	2,130	126,607
Apache Corp.	1,500	89,220
Cabot Oil & Gas Corp.	1,700	35,496
Chesapeake Energy Corp.*	2,500	13,775
Chevron Corp.	7,260	760,485
Cimarex Energy Co.	370	47,778
Concho Resources, Inc.*	550	69,817
ConocoPhillips	4,700	204,215
Devon Energy Corp.	2,000	75,780
EOG Resources, Inc.	2,130	192,595
EQT Corp.	670	44,220
Exxon Mobil Corp.	16,020	1,334,786
Hess Corp.	1,030	49,409
Kinder Morgan, Inc.	7,300	149,139
Marathon Oil Corp.	3,200	42,176
Marathon Petroleum Corp.	1,980	86,308
Murphy Oil Corp.	600	15,522
Newfield Exploration Co.*	700	28,413
Noble Energy, Inc.	1,600	55,152
Occidental Petroleum Corp.	2,900	211,439
ONEOK, Inc.	800	38,744
Phillips 66	1,700	137,955
Pioneer Natural Resources Co.	660	118,153
Range Resources Corp.	700	23,653
Southwestern Energy Co.*	1,800	18,702
Spectra Energy Corp.	2,700	112,887
Tesoro Corp.	500	42,485
Valero Energy Corp.	1,800	106,632
Williams Cos., Inc. (The)	2,600	75,920

		4,307,463

See Notes to Financial Statements.

Prudential QMA Defensive Equity Fund	25

Portfolio of Investments (continued)

as of October 31, 2016

Description	Shares	Value (Note 1)
COMMON STOCKS (Continued)

Personal Products 0.2%
Coty, Inc. (Class A Stock)	1,200	$27,588
Estee Lauder Cos., Inc. (The) (Class A Stock)	4,000	348,520

		376,108

Pharmaceuticals 2.5%
Allergan PLC*	2,308	482,234
Bristol-Myers Squibb Co.	9,700	493,827
Eli Lilly & Co.	5,700	420,888
Endo International PLC*	1,100	20,625
Johnson & Johnson	15,960	1,851,200
Mallinckrodt PLC*	670	39,704
Merck & Co., Inc.	16,100	945,392
Mylan NV*	2,600	94,900
Perrigo Co. PLC	850	70,712
Pfizer, Inc.	35,300	1,119,363
Zoetis, Inc.	2,900	138,620

		5,677,465

Professional Services 0.4%
Dun & Bradstreet Corp. (The)	650	81,153
Equifax, Inc.	2,140	265,296
Nielsen Holdings PLC	6,000	270,120
Robert Half International, Inc.	2,300	86,066
Verisk Analytics, Inc.*	2,800	228,340

		930,975

Real Estate Management & Development 0.1%
CBRE Group, Inc. (Class A Stock)*	12,200	314,272

Road & Rail 1.2%
CSX Corp.	16,900	515,619
JB Hunt Transport Services, Inc.	1,600	130,576
Kansas City Southern	2,000	175,520
Norfolk Southern Corp.	5,290	491,970
Ryder System, Inc.	1,000	69,390
Union Pacific Corp.	14,970	1,320,055

		2,703,130

Semiconductors & Semiconductor Equipment 1.7%
Analog Devices, Inc.	1,900	121,790
Applied Materials, Inc.	6,700	194,836
Broadcom Ltd. (Singapore)	2,482	422,635

See Notes to Financial Statements.

26

Description	Shares	Value (Note 1)
COMMON STOCKS (Continued)

Semiconductors & Semiconductor Equipment (cont’d.)
First Solar, Inc.*	400	$16,196
Intel Corp.	29,700	1,035,639
KLA-Tencor Corp.	1,000	75,110
Lam Research Corp.(a)	1,000	96,860
Linear Technology Corp.	1,500	90,090
Microchip Technology, Inc.(a)	1,300	78,715
Micron Technology, Inc.*	6,500	111,540
NVIDIA Corp.	3,400	241,944
Qorvo, Inc.*	800	44,520
QUALCOMM, Inc.	9,300	639,096
Skyworks Solutions, Inc.	1,230	94,636
Texas Instruments, Inc.	6,300	446,355
Xilinx, Inc.	1,600	81,392

		3,791,354

Software 2.3%
Activision Blizzard, Inc.	4,300	185,631
Adobe Systems, Inc.*	3,130	336,506
Autodesk, Inc.*	1,200	86,736
CA, Inc.	1,900	58,406
Citrix Systems, Inc.*	1,000	84,800
Electronic Arts, Inc.*	1,900	149,188
Intuit, Inc.	1,540	167,460
Microsoft Corp.	48,900	2,930,088
Oracle Corp.	18,900	726,138
Red Hat, Inc.*	1,100	85,195
salesforce.com, Inc.*	4,000	300,640
Symantec Corp.	3,800	95,114

		5,205,902

Specialty Retail 1.9%
Advance Auto Parts, Inc.	720	100,858
AutoNation, Inc.*	600	26,322
AutoZone, Inc.*	290	215,226
Bed Bath & Beyond, Inc.	1,500	60,630
Best Buy Co., Inc.	2,600	101,166
CarMax, Inc.*(a)	1,800	89,892
Foot Locker, Inc.	1,300	86,801
Gap, Inc. (The)(a)	2,100	57,939
Home Depot, Inc. (The)	11,990	1,462,900
L Brands, Inc.	2,300	166,037
Lowe’s Cos., Inc.	8,500	566,525

See Notes to Financial Statements.

Prudential QMA Defensive Equity Fund	27

Portfolio of Investments (continued)

as of October 31, 2016

Description	Shares	Value (Note 1)
COMMON STOCKS (Continued)

Specialty Retail (cont’d.)
O’Reilly Automotive, Inc.*	920	$243,285
Ross Stores, Inc.	3,880	242,655
Signet Jewelers Ltd.	770	62,570
Staples, Inc.	6,300	46,620
Tiffany & Co.(a)	1,040	76,357
TJX Cos., Inc. (The)	6,400	472,000
Tractor Supply Co.	1,300	81,419
Ulta Salon Cosmetics & Fragrance, Inc.*	570	138,704
Urban Outfitters, Inc.*	800	26,760

		4,324,666

Technology Hardware, Storage & Peripherals 2.0%
Apple, Inc.	33,830	3,841,058
Hewlett Packard Enterprise Co.	10,400	233,688
HP, Inc.	10,700	155,043
NetApp, Inc.	1,700	57,698
Seagate Technology PLC	1,800	61,758
Western Digital Corp.	1,732	101,218

		4,450,463

Textiles, Apparel & Luxury Goods 0.6%
Coach, Inc.	2,700	96,903
Hanesbrands, Inc.	3,600	92,520
Michael Kors Holdings Ltd.*	1,600	81,248
NIKE, Inc. (Class B Stock)	13,020	653,344
PVH Corp.	780	83,444
Ralph Lauren Corp.	550	53,955
Under Armour, Inc. (Class A Stock)*(a)	1,700	52,870
Under Armour, Inc. (Class C Stock)*	1,711	44,246
VF Corp.	3,220	174,556

		1,333,086

Tobacco 2.6%
Altria Group, Inc.	35,400	2,340,648
Philip Morris International, Inc.	28,110	2,710,928
Reynolds American, Inc.	14,930	822,344

		5,873,920

Trading Companies & Distributors 0.2%
Fastenal Co.	5,200	202,696
United Rentals, Inc.*	1,550	117,273
W.W. Grainger, Inc.(a)	1,000	208,120

		528,089

See Notes to Financial Statements.

28

Description			Shares	Value (Note 1)
COMMON STOCKS (Continued)

Water Utilities 0.2%
American Water Works Co., Inc.			4,900	$362,796

TOTAL COMMON STOCKS (cost $177,297,405)				213,947,834

			Units

RIGHTS*

Food & Staples Retailing
Safeway Casa Ley, expiring 01/30/19, CVR^(b)			2,400	456
Safeway PDC, expiring 01/30/17, CVR^(b)			2,400	150

TOTAL RIGHTS (cost $2,553)				606

TOTAL LONG-TERM INVESTMENTS (cost $177,299,958)				213,948,440

			Shares

SHORT-TERM INVESTMENTS 5.1%

AFFILIATED MUTUAL FUNDS 4.9%
Prudential Investment Portfolios 2 - Prudential Core Ultra Short Bond Fund(c)			9,285,896	9,285,896
Prudential Investment Portfolios 2 - Prudential Institutional Money Market Fund (cost $1,556,381; includes $1,554,002 of cash collateral for securities on loan)(c)(d)			1,556,229	1,556,541

TOTAL AFFILIATED MUTUAL FUNDS (cost $10,842,277)(Note 3)				10,842,437

	Interest Rate	Maturity Date	Principal Amount (000)#
U.S. TREASURY OBLIGATION 0.2%
U.S. Treasury Bill(e)(f) (cost $499,866)	0.220%	12/15/16	500	499,864

TOTAL SHORT-TERM INVESTMENTS (cost $11,342,143)				11,342,301

TOTAL INVESTMENTS 100.8% (cost $188,642,101) (Note 5)				225,290,741
Liabilities in excess of other assets(g) (0.8)%				(1,725,458)

NET ASSETS 100.0%				$223,565,283

See Notes to Financial Statements.

Prudential QMA Defensive Equity Fund	29

Portfolio of Investments (continued)

as of October 31, 2016

The following abbreviations are used in the annual report:

CVR—Contingent Value Rights

OTC—Over-the-counter

^	Indicates a Level 3 security. The aggregate value of Level 3 securities is $606 and 0.0% of net assets.
#	Principal amount is shown in U.S. dollars unless otherwise stated.
*	Non-income producing security.
(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement is $1,506,267; cash collateral of $1,554,002 (included in liabilities) was received with which the Fund purchased highly liquid short-term investments. Securities on loan are subject to contractual netting arrangements.
(b)	Indicates a security or securities that have been deemed illiquid. (unaudited)
(c)	Prudential Investments LLC, the manager of the Fund, also serves as manager of the Prudential Investment Portfolios 2 - Prudential Core Ultra Short Bond Fund and the Prudential Investment Portfolios 2 - Prudential Institutional Money Market Fund.
(d)	Represents security purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(e)	Represents security, or a portion thereof, segregated as collateral for futures contracts.
(f)	Rates quoted represents yield-to-maturity as of purchase date.
(g)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

Futures contracts outstanding at October 31, 2016:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at October 31, 2016	Unrealized Appreciation (Depreciation)
	Long Position:
52	S&P 500 E-Mini Index	Dec. 2016	$5,602,162	$5,512,260	$(89,902)

A U.S. Treasury obligation with a market value of $499,864 has been segregated with Goldman Sachs & Co. to cover requirements for open futures contracts at October 31, 2016.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

See Notes to Financial Statements.

30

The following is a summary of the inputs used as of October 31, 2016 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks
Aerospace & Defense	$7,198,294	$—	$—
Air Freight & Logistics	2,440,484	—	—
Airlines	1,841,253	—	—
Auto Components	360,279	—	—
Automobiles	973,626	—	—
Banks	9,133,403	—	—
Beverages	7,462,012	—	—
Biotechnology	2,966,283	—	—
Building Products	817,954	—	—
Capital Markets	4,184,221	—	—
Chemicals	3,687,656	—	—
Commercial Services & Supplies	1,048,182	—	—
Communications Equipment	1,238,890	—	—
Construction & Engineering	321,076	—	—
Construction Materials	262,096	—	—
Consumer Finance	1,203,585	—	—
Containers & Packaging	602,116	—	—
Distributors	225,873	—	—
Diversified Consumer Services	48,237	—	—
Diversified Financial Services	2,413,872	—	—
Diversified Telecommunication Services	16,244,867	—	—
Electric Utilities	10,641,404	—	—
Electrical Equipment	1,734,537	—	—
Electronic Equipment, Instruments & Components	440,169	—	—
Energy Equipment & Services	763,145	—	—
Equity Real Estate Investment Trusts (REITs)	21,868,802	—	—
Food & Staples Retailing	7,129,476	—	—
Food Products	5,815,206	—	—
Health Care Equipment & Supplies	2,869,755	—	—
Health Care Providers & Services	2,689,926	—	—
Health Care Technology	105,444	—	—
Hotels, Restaurants & Leisure	2,869,753	—	—
Household Durables	835,767	—	—
Household Products	6,592,119	—	—
Independent Power & Renewable Electricity Producers	302,101	—	—
Industrial Conglomerates	8,272,790	—	—
Insurance	4,036,120	—	—
Internet & Direct Marketing Retail	4,480,426	—	—
Internet Software & Services	5,416,946	—	—
IT Services	4,417,378	—	—

See Notes to Financial Statements.

Prudential QMA Defensive Equity Fund	31

Portfolio of Investments (continued)

as of October 31, 2016

	Level 1	Level 2	Level 3
Common Stocks (continued)
Leisure Products	$195,800	$—	$—
Life Sciences Tools & Services	698,615	—	—
Machinery	4,635,540	—	—
Media	5,225,548	—	—
Metals & Mining	472,263	—	—
Multiline Retail	972,423	—	—
Multi-Utilities	5,612,433	—	—
Oil, Gas & Consumable Fuels	4,307,463	—	—
Personal Products	376,108	—	—
Pharmaceuticals	5,677,465	—	—
Professional Services	930,975	—	—
Real Estate Management & Development	314,272	—	—
Road & Rail	2,703,130	—	—
Semiconductors & Semiconductor Equipment	3,791,354	—	—
Software	5,205,902	—	—
Specialty Retail	4,324,666	—	—
Technology Hardware, Storage & Peripherals	4,450,463	—	—
Textiles, Apparel & Luxury Goods	1,333,086	—	—
Tobacco	5,873,920	—	—
Trading Companies & Distributors	528,089	—	—
Water Utilities	362,796	—	—
Rights
Food & Staples Retailing	—	—	606
Affiliated Mutual Funds	10,842,437	—	—
U.S. Treasury Obligation	—	499,864	—
Other Financial Instruments*
Futures Contracts	(89,902)	—	—

Total	$224,700,369	$499,864	$606

*	Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

During the period, there were no transfers between Level 1 and Level 2 to report.

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of October 31, 2016 were as follows (unaudited):

Equity Real Estate Investment Trusts (REITs)	9.8%
Diversified Telecommunication Services	7.3
Affiliated Mutual Funds (including 0.7% of collateral for securities on loan)	4.9
Electric Utilities	4.8
Banks	4.1
Industrial Conglomerates	3.7
Beverages	3.3
Aerospace & Defense	3.2
Food & Staples Retailing	3.2
Household Products	3.0
Tobacco	2.6

See Notes to Financial Statements.

32

Food Products	2.6%
Pharmaceuticals	2.5
Multi-Utilities	2.5
Internet Software & Services	2.4
Media	2.3
Software	2.3
Machinery	2.1
Internet & Direct Marketing Retail	2.0
Technology Hardware, Storage & Peripherals	2.0
IT Services	2.0
Specialty Retail	1.9
Oil, Gas & Consumable Fuels	1.9
Capital Markets	1.9
Insurance	1.8
Semiconductors & Semiconductor Equipment	1.7
Chemicals	1.7
Biotechnology	1.3
Health Care Equipment & Supplies	1.3
Hotels, Restaurants & Leisure	1.3
Road & Rail	1.2
Health Care Providers & Services	1.2
Air Freight & Logistics	1.1
Diversified Financial Services	1.1
Airlines	0.8
Electrical Equipment	0.8
Textiles, Apparel & Luxury Goods	0.6
Communications Equipment	0.6
Consumer Finance	0.5
Commercial Services & Supplies	0.5
Automobiles	0.4
Multiline Retail	0.4
Professional Services	0.4
Household Durables	0.4
Building Products	0.4
Energy Equipment & Services	0.3
Life Sciences Tools & Services	0.3
Containers & Packaging	0.3
Trading Companies & Distributors	0.2
U.S. Treasury Obligation	0.2
Metals & Mining	0.2
Electronic Equipment, Instruments & Components	0.2
Personal Products	0.2
Water Utilities	0.2
Auto Components	0.2
Construction & Engineering	0.1
Real Estate Management & Development	0.1
Independent Power & Renewable Electricity Producers	0.1
Construction Materials	0.1
Distributors	0.1
Leisure Products	0.1
Health Care Technology	0.1

100.8
Liabilities in excess of other assets	(0.8)

100.0%

The Fund invested in various derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is equity contracts risk. The effect of such derivative instruments on the Fund's financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of October 31, 2016 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives		Liability Derivatives
	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value
Equity contracts	—	$ —	Due from/to broker— variation margin futures	$(89,902	)*
Equity contracts	Unaffiliated Investments	606	—	—

Total		$606		$(89,902)

See Notes to Financial Statements.

Prudential QMA Defensive Equity Fund	33

Portfolio of Investments (continued)

as of October 31, 2016

*	Includes cumulative appreciation (depreciation) as reported in schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended October 31, 2016 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures
Equity contracts	$543,354

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights(1)	Futures	Total
Equity contracts	$149	$(479,277)	$(479,128)

(1)	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

For the year ended October 31, 2016, the Fund’s average value at trade date for futures contracts-long positions was $6,820,726.

See Notes to Financial Statements.

34

This Page Intentionally Left Blank

Statement of Assets & Liabilities

as of October 31, 2016

Assets
Investments at value, including securities on loan of $1,506,267:
Unaffiliated investments (cost $177,799,824)	$214,448,304
Affiliated investments (cost $10,842,277)	10,842,437
Dividends and interest receivable	350,983
Receivable for Fund shares sold	125,931
Tax reclaim receivable	23,390
Prepaid expenses	2,389

Total assets	225,793,434

Liabilities
Payable to broker for collateral for securities on loan	1,554,002
Payable for Fund shares reacquired	309,251
Management fee payable	143,808
Accrued expenses and other liabilities	103,142
Distribution fee payable	77,848
Affiliated transfer agent fee payable	29,654
Due to broker—variation margin futures	9,620
Deferred trustees’ fees	826

Total liabilities	2,228,151

Net Assets	$223,565,283

Net assets were comprised of:
Shares of beneficial interest, at par	$16,375
Paid-in capital in excess of par	175,304,776

175,321,151
Undistributed net investment income	1,934,348
Accumulated net realized gain on investment and foreign currency transactions	9,753,814
Net unrealized appreciation on investments and foreign currencies	36,555,970

Net assets, October 31, 2016	$223,565,283

See Notes to Financial Statements.

36

Class A
Net asset value and redemption price per share, ($167,730,959 ÷ 12,264,362 shares of beneficial interest issued and outstanding)	$13.68
Maximum sales charge (5.50% of offering price)	0.80

Maximum offering price to public	$14.48

Class B
Net asset value, offering price and redemption price per share, ($8,689,273 ÷ 640,437 shares of beneficial interest issued and outstanding)	$13.57

Class C
Net asset value, offering price and redemption price per share, ($40,002,819 ÷ 2,949,082 shares of beneficial interest issued and outstanding)	$13.56

Class R
Net asset value, offering price and redemption price per share, ($310,501 ÷ 22,756 shares of beneficial interest issued and outstanding)	$13.64

Class Z
Net asset value, offering price and redemption price per share, ($6,831,731 ÷ 498,024 shares of beneficial interest issued and outstanding)	$13.72

See Notes to Financial Statements.

Prudential QMA Defensive Equity Fund	37

Statement of Operations

Year Ended October 31, 2016

Net Investment Income (Loss)
Income
Unaffiliated dividend income (net of foreign withholding taxes of $279)	$5,727,801
Affiliated dividend income	50,970
Income from securities lending, net (including affiliated income of $1,393)	13,160
Interest income	1,820

Total income	5,793,751

Expenses
Management fee	1,737,970
Distribution fee—Class A	516,897
Distribution fee—Class B	103,920
Distribution fee—Class C	427,405
Distribution fee—Class R	2,585
Transfer agent’s fees and expenses (including affiliated expense of $148,300)	342,000
Custodian and accounting fees	110,000
Registration fees	86,000
Shareholders’ reports	50,000
Audit fee	50,000
Legal fees and expenses	20,000
Trustees’ fees	13,000
Insurance expenses	3,000
Miscellaneous	15,451

Total expenses	3,478,228
Less: Distribution fee waiver—Class A	(86,150)
Distribution fee waiver—Class R	(862)

Net expenses	3,391,216

Net investment income (loss)	2,402,535

Realized And Unrealized Gain (Loss) On Investments And Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions (including affiliated of $794)	14,034,546
Futures transactions	543,354
Foreign currency transactions	(1,225)

14,576,675

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $160)	(10,520,694)
Futures	(479,277)
Foreign currencies	3,037

(10,996,934)

Net gain (loss) on investment and foreign currency transactions	3,579,741

Net Increase (Decrease) In Net Assets Resulting From Operations	$5,982,276

See Notes to Financial Statements.

38

Statement of Changes in Net Assets

	Year Ended October 31,
	2016	2015
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$2,402,535	$1,730,170
Net realized gain (loss) on investment and foreign currency transactions	14,576,675	4,308,573
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(10,996,934)	(31,903)

Net increase (decrease) in net assets resulting from operations	5,982,276	6,006,840

Dividends and Distributions (Note 1)
Dividends from net investment income
Class A	(1,783,179)	(1,552,445)
Class B	(32,714)	(22,631)
Class C	(124,223)	(69,299)
Class R	(2,642)	(2,542)
Class Z	(69,723)	(40,752)

	(2,012,481)	(1,687,669)

Distributions from net realized gains
Class A	(3,297,410)	(10,270,415)
Class B	(218,683)	(928,083)
Class C	(830,401)	(2,841,969)
Class R	(6,443)	(23,456)
Class Z	(103,730)	(210,246)

	(4,456,667)	(14,274,169)

Fund share transactions (Net of share conversions) (Note 6)
Net proceeds from shares sold	13,780,024	11,387,077
Net asset value of shares issued in reinvestment of dividends and distributions	6,324,163	15,559,827
Cost of shares reacquired	(34,975,736)	(34,740,917)

Net increase (decrease) in net assets from Fund share transactions	(14,871,549)	(7,794,013)

Total increase (decrease)	(15,358,421)	(17,749,011)

Net Assets:
Beginning of year	238,923,704	256,672,715

End of year(a)	$223,565,283	$238,923,704

(a) Includes undistributed net investment income of:	$1,934,348	$1,381,637

See Notes to Financial Statements.

Prudential QMA Defensive Equity Fund	39

Notes to Financial Statements

Prudential Investment Portfolios 16 (the “Trust”) is registered under the Investment Company Act of 1940, as amended, (“1940 Act”) as an open-end, diversified management investment company presently consisting of two funds: Prudential QMA Defensive Equity Fund (the “Fund”) and Prudential Income Builder Fund. These financial statements relate only to Prudential QMA Defensive Equity Fund. The financial statements of the other fund are not presented herein. The Trust was organized as a business trust in Delaware on July 29, 1998.

The investment objective of the Fund is to seek long-term capital appreciation.

Note 1. Accounting Policies

The Fund follows investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services-Investment Companies. The following accounting policies conform to U.S. generally accepted accounting principles. The Fund consistently follows such policies in the preparation of its financial statements.

Securities Valuation: The Fund holds securities and other assets that are fair valued at the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Board of Trustees (the “Board”) has adopted Valuation Procedures for security valuation under which fair valuation responsibilities have been delegated to Prudential Investments LLC (“PI” or “Manager”). Under the current Valuation Procedures, the established Valuation Committee is responsible for supervising the valuation of portfolio securities and other assets. The Valuation Procedures permit the Fund to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. A record of the Valuation Committee’s actions is subject to the Board’s review, approval, and ratification at its next regularly-scheduled quarterly meeting.

Various inputs determine how the Fund’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the table following the Portfolio of Investments.

Common and preferred stocks, exchange-traded funds, and derivative instruments such as futures or options that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official

40

closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy.

In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Common and preferred stocks traded on foreign securities exchanges are valued using pricing vendor services that provide model prices derived using adjustment factors based on information such as local closing price, relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable. Securities valued using such model prices are classified as Level 2 in the fair value hierarchy. The models generate an evaluated adjustment factor for each security, which is applied to the local closing price to adjust it for post closing market movements. Utilizing that evaluated adjustment factor, the vendor provides an evaluated price to the extent that the valuation meets the established confidence level for each security. Such confidence level is a measure of the probability of a relationship between a given equity security and the factors used in the models. If the confidence level is not met or the vendor does not provide an evaluated price, securities are valued in accordance with exchange-traded common and preferred stocks discussed above.

Participatory notes (“P-notes”) are generally valued based upon the value of a related underlying security that trades actively in the market and are classified as Level 2 in the fair value hierarchy.

Investments in open-end, non-exchange-traded mutual funds are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.

Prudential QMA Defensive Equity Fund	41

Notes to Financial Statements (continued)

Restricted and Illiquid Securities: Subject to guidelines adopted by the Board, the Fund may invest up to 15% of its net assets in illiquid securities, including those which are restricted as to disposition under securities law (“restricted securities”). Restricted securities are valued pursuant to the valuation procedures noted above. Illiquid securities are those that, because of the absence of a readily available market or due to legal or contractual restrictions on resale, cannot be sold within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the investment. Therefore, the Fund may find it difficult to sell illiquid securities at the time considered most advantageous by its Subadviser and may incur expenses that would not be incurred in the sale of securities that were freely marketable. Certain securities that would otherwise be considered illiquid because of legal restrictions on resale to the general public may be traded among qualified institutional buyers under Rule 144A of the Securities Act of 1933. These Rule 144A securities, as well as commercial paper that is sold in private placements under Section 4(2) of the Securities Act, may be deemed liquid by the Fund’s Subadviser under the guidelines adopted by the Trustees of the Fund. However, the liquidity of the Fund’s investments in Rule 144A securities could be impaired if trading does not develop or declines.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities-at the current rates of exchange;

(ii) purchases and sales of investment securities, income and expenses-at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not generally isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, holding period realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions. Notwithstanding the above, the Fund does isolate the effect of fluctuations in foreign currency exchange rates when determining the gain (loss) upon the sale or maturity of foreign currency denominated debt obligations; such amounts are included in net realized gains (losses) on foreign currency transactions.

42

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from holdings of foreign currencies, forward currency contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on foreign currency transactions.

Master Netting Arrangements: The Fund is subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a subadviser may have negotiated and entered into on behalf of the Fund. A master netting arrangement between the Fund and the counterparty permits the Fund to offset amounts payable by the Fund to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Fund to cover the Fund’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. In addition to master netting arrangements, the right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law. During the reporting period, there was no intention to settle on a net basis and all amounts are presented on a gross basis on the Statement of Assets and Liabilities.

Securities Lending: The Fund may lend its portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in a money market fund and is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. For the period March 31, 2016 through July 18, 2016 the collateral was invested in an ultra-short bond fund. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the Fund securities identical to the loaned securities. Should the borrower of the securities fail financially, the Fund has the right to repurchase the securities in the open market using the collateral. The Fund recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The borrower receives all interest and dividends from the securities loaned and such payments are passed back to the lender in amounts equivalent thereto. The Fund also continues to recognize any unrealized gain (loss) in the market price of the securities loaned and on the change in the value of the collateral invested that may occur during the term of the loan. In addition, realized gain (loss) is recognized on changes in the value of the collateral invested that may occur during the term of the loan.

Concentration of Risk: Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. companies as a result

Prudential QMA Defensive Equity Fund	43

Notes to Financial Statements (continued)

of, among other factors, the possibility of political or economic instability or the level of governmental supervision and regulation of foreign securities markets.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain (loss). When the contract expires or is closed, the gain (loss) is realized and is presented in the Statement of Operations as net realized gain (loss) on futures transactions.

The Fund invested in financial futures contracts in order to hedge its existing portfolio securities, or securities the Fund intends to purchase, against fluctuations in value caused by changes in prevailing interest rates, value of equities or foreign currency exchange rates. The Fund may also use futures to gain additional market exposure. Should interest rates move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. Financial futures contracts involve elements of risk in excess of the amounts reflected on the Statement of Assets and Liabilities. With exchange-traded futures contracts, there is minimal counterparty credit risk to the Fund since the exchanges’ clearinghouse acts as counterparty to all exchange-traded futures and guarantees the futures contracts against default.

Warrants and Rights: The Fund may hold warrants and rights acquired either through a direct purchase, including as part of private placement, or pursuant to corporate actions. Warrants and rights entitle the holder to buy a proportionate amount of common stock at a specific price and time through the expiration dates. Such warrants and rights are held as long positions by the Fund until exercised, sold or expired. Warrants and rights are valued at fair value in accordance with the Board of Trustees’ approved fair valuation procedures.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-date. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on an accrual basis. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual.

44

Net investment income or loss (other than distribution fees which are charged directly to the respective class) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day.

Dividends and Distributions: The Fund expects to pay dividends from net investment income and distributions from net realized capital gains, if any, annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations, and which may differ from generally accepted accounting principles, are recorded on the ex-date. Permanent book/tax differences relating to income and gains are reclassified amongst undistributed net investment income, accumulated net realized gain (loss) and paid-in capital in excess of par, as appropriate.

Taxes: For federal income tax purposes, the Fund is treated as a separate taxpaying entity. It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign dividends are recorded, net of reclaimable amounts, at the time the related income is earned.

Estimates: The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those amounts.

Note 2. Agreements

The Trust has a management agreement with PI. Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadvisor’s performance of such services. PI has entered into a subadvisory agreement with Quantitative Management Associates LLC (“QMA”). The subadvisory agreement provides that QMA furnishes investment advisory services in connection with the management of the Fund. In connection therewith, QMA is obligated to keep certain books and records of the Fund. PI pays for the services of QMA, the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid to PI is accrued daily and payable monthly at an annual rate of .75% of the average daily net assets up to $500 million, .70% of average daily net assets for the next $500 million and .65% of average daily net assets in excess of $1 billion. The effective management fee rate was ..75% for the year ended October 31, 2016.

The Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class B, Class C, Class R and Class Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A, Class B, Class C and Class R shares, pursuant to plans of distribution (the

Prudential QMA Defensive Equity Fund	45

Notes to Financial Statements (continued)

“Distribution Plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Fund.

Pursuant to the Distribution Plans, the Fund compensates PIMS for distribution related activities at an annual rate of up to .30%, 1%, 1% and .75% of the average daily net assets of the Class A, B, C and R shares, respectively. PIMS has contractually agreed through February 28, 2018 to limit such expenses to .25% and .50% of the average daily net assets of the Class A and Class R shares, respectively.

PIMS has advised the Fund that it has received $165,042 in front-end sales charges resulting from sales of Class A shares, during the year ended October 31, 2016. From these fees, PIMS paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PIMS has advised the Fund that for the year ended October 31, 2016, it has received $8,208 and $1,033 in contingent deferred sales charges imposed upon certain redemptions by Class B and Class C shareholders, respectively.

PIMS, QMA and PI are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI, and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

Effective July 7, 2016, the Board replaced PGIM, Inc., an indirect, wholly-owned subsidiary of Prudential, as securities lending agent with a third party agent. Prior to July 7, 2016, PGIM, Inc. was the Fund’s securities lending agent. Net earnings from securities lending are disclosed on the Statement of Operations as “Income from securities lending, net”. Prior to January 4, 2016, PGIM, Inc. was known as Prudential Investment Management, Inc. (“PIM”).

The Fund may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act, that permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a

46

common (or affiliated) investment adviser, common directors, and/or common officers. Such transactions are subject to ratification by the Board.

The Fund invests its overnight sweep cash in the Prudential Core Ultra Short Bond Fund, (formerly known as Prudential Core Taxable Money Market Fund), (the “Core Fund”), and its securities lending cash collateral in the Prudential Institutional Money Market Fund, (the “Money Market Fund”), each a portfolio of Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PI. Earnings from the Core Fund and the Money Market Fund are disclosed on the Statement of Operations as “Affiliated dividend income” and “Income from securities lending, net”, respectively.

Note 4. Portfolio Securities

The cost of purchases and proceeds from sales of portfolio securities, other than short-term investments, for the year ended October 31, 2016, were $213,321,706 and $230,369,082, respectively.

Note 5. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-date. In order to present undistributed net investment income, accumulated net realized gain on investment and foreign currency transactions and paid-in capital in excess of par on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to undistributed net investment income and accumulated net realized gain on investment and foreign currency transactions. For the year ended October 31, 2016, the adjustments were to increase undistributed net investment income and decrease accumulated net realized gain on investment and foreign currency transactions by $162,657 due to foreign currency transactions and other book to tax differences. Net investment income, net realized gain (loss) on investment and foreign currency transactions and net assets were not affected by this change.

For the year ended October 31, 2016, the tax character of dividends paid by the Fund was $2,012,481 of ordinary income and $4,456,667 of long-term capital gains. For the year ended October 31, 2015, the tax character of dividends paid by the Fund was $4,865,926 of ordinary income and $11,095,912 of long-term capital gains.

As of October 31, 2016, the accumulated undistributed earnings on a tax basis were $1,935,174 of ordinary income and $14,073,238 of long-term capital gains. This differs from the amount shown on the Statement of Assets and Liabilities primarily due to cumulative timing differences between financial and tax reporting.

Prudential QMA Defensive Equity Fund	47

Notes to Financial Statements (continued)

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of October 31, 2016 were as follows:

Tax Basis	Appreciation	Depreciation	Net Unrealized Appreciation	Other Cost Basis Adjustments	Total Net Unrealized Appreciation
$193,051,427	$38,026,237	$(5,786,923)	$32,239,314	$(2,768)	$32,236,546

The difference between book basis and tax basis was primarily attributable to deferred losses on wash sales and other cost basis differences between financial and tax accounting. The other cost basis adjustments are primarily attributed to depreciation of foreign currencies.

Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements for the current reporting period. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Note 6. Capital

The Fund offers Class A, Class B, Class C, Class R, and Class Z shares. Class A shares are subject to a maximum front-end sales charge of 5.50%. Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are not subject to an initial sales charge but are subject to a contingent deferred sales charge (“CDSC”) of 1%. The Class A CDSC is waived for purchases by certain retirement or benefit plans. Class B shares are subject to a CDSC of 5%, which decreases by 1% annually to 1% in the fifth and sixth years and 0% in the seventh year. Class B shares automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. Class B shares are closed to new purchases. The CDSC for Class C shares is 1% for shares redeemed within 12 months of purchase. An exchange privilege is also available for shareholders who qualify to purchase Class A shares at net asset value. Class R and Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

Under certain circumstances, an exchange may be made from specified share classes of the Fund to one or more other share classes of the Fund as presented in the table of transactions in shares of beneficial interest.

48

The Fund has authorized an unlimited number of shares of beneficial interest at $.001 par value per share.

As of October 31, 2016, Prudential, through its affiliates, owned 273 shares of Class R. At reporting period end, 2 shareholders of record held 36% of the Fund’s outstanding shares on behalf of multiple beneficial owners.

Transactions in shares of beneficial interest were as follows:

Class A	Shares	Amount
Year ended October 31, 2016:
Shares sold	567,867	$7,727,845
Shares issued in reinvestment of dividends and distributions	386,671	5,007,395
Shares reacquired	(1,717,332)	(23,193,564)

Net increase (decrease) in shares outstanding before conversion	(762,794)	(10,458,324)
Shares issued upon conversion from other share class(es)	240,556	3,261,217
Shares reacquired upon conversion into other share class(es)	(53,272)	(731,865)

Net increase (decrease) in shares outstanding	(575,510)	$(7,928,972)

Year ended October 31, 2015:
Shares sold	535,171	$7,311,820
Shares issued in reinvestment of dividends and distributions	851,329	11,654,699
Shares reacquired	(1,750,947)	(24,002,784)

Net increase (decrease) in shares outstanding before conversion	(364,447)	(5,036,265)
Shares issued upon conversion from other share class(es)	312,984	4,228,213
Shares reacquired upon conversion into other share class(es)	(71,740)	(975,162)

Net increase (decrease) in shares outstanding	(123,203)	$(1,783,214)

Class B
Year ended October 31, 2016:
Shares sold	20,217	$272,889
Shares issued in reinvestment of dividends and distributions	19,353	250,234
Shares reacquired	(99,609)	(1,344,719)

Net increase (decrease) in shares outstanding before conversion	(60,039)	(821,596)
Shares reacquired upon conversion into other share class(es)	(211,481)	(2,848,892)

Net increase (decrease) in shares outstanding	(271,520)	$(3,670,488)

Year ended October 31, 2015:
Shares sold	11,918	$159,061
Shares issued in reinvestment of dividends and distributions	69,290	947,197
Shares reacquired	(121,502)	(1,656,366)

Net increase (decrease) in shares outstanding before conversion	(40,294)	(550,108)
Shares reacquired upon conversion into other share class(es)	(260,526)	(3,505,383)

Net increase (decrease) in shares outstanding	(300,820)	$(4,055,491)

Prudential QMA Defensive Equity Fund	49

Notes to Financial Statements (continued)

Class C	Shares	Amount
Year ended October 31, 2016:
Shares sold	185,313	$2,517,562
Shares issued in reinvestment of dividends and distributions	68,958	891,629
Shares reacquired	(563,808)	(7,650,426)

Net increase (decrease) in shares outstanding before conversion	(309,537)	(4,241,235)
Shares reacquired upon conversion into other share class(es)	(54,815)	(741,013)

Net increase (decrease) in shares outstanding	(364,352)	$(4,982,248)

Year ended October 31, 2015:
Shares sold	172,454	$2,346,872
Shares issued in reinvestment of dividends and distributions	197,928	2,703,699
Shares reacquired	(565,469)	(7,669,827)

Net increase (decrease) in shares outstanding before conversion	(195,087)	(2,619,256)
Shares reacquired upon conversion into other share class(es)	(63,949)	(858,047)

Net increase (decrease) in shares outstanding	(259,036)	$(3,477,303)

Class R
Year ended October 31, 2016:
Shares sold	1,427	$18,898
Shares issued in reinvestment of dividends and distributions	702	9,085
Shares reacquired	(4,345)	(60,678)

Net increase (decrease) in shares outstanding	(2,216)	$(32,695)

Year ended October 31, 2015:
Shares sold	1,376	$18,818
Shares issued in reinvestment of dividends and distributions	1,899	25,998
Shares reacquired	(8,837)	(120,673)

Net increase (decrease) in shares outstanding	(5,562)	$(75,857)

Class Z
Year ended October 31, 2016:
Shares sold	233,391	$3,242,830
Shares issued in reinvestment of dividends and distributions	12,785	165,820
Shares reacquired	(198,129)	(2,726,349)

Net increase (decrease) in shares outstanding before conversion	48,047	682,301
Shares issued upon conversion from other share class(es)	77,250	1,060,553

Net increase (decrease) in shares outstanding	125,297	$1,742,854

Year ended October 31, 2015:
Shares sold	112,046	$1,550,506
Shares issued in reinvestment of dividends and distributions	16,659	228,234
Shares reacquired	(95,713)	(1,291,267)

Net increase (decrease) in shares outstanding before conversion	32,992	487,473
Shares issued upon conversion from other share class(es)	84,280	1,149,601
Shares reacquired upon conversion into other share class(es)	(2,905)	(39,222)

Net increase (decrease) in shares outstanding	114,367	$1,597,852

50

Note 7. Borrowings

The Fund, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The SCA provides for a commitment of $900 million for the period October 6, 2016 through October 5, 2017. The Funds pay an annualized commitment fee of .15% of the unused portion of the SCA. The interest rate on borrowings under the SCA is paid monthly and at a per annum rate based upon the higher of 0.0%, the effective federal funds rate, or the One-Month LIBOR rate, plus a contractual spread. Prior to October 6, 2016, the Funds had another SCA that provided a commitment of $900 million and the Funds paid an annualized commitment fee of .11% of the unused portion of the SCA. The interest rate on borrowings was substantially the same. The Fund’s portion of the commitment fee for the unused amount is accrued daily and paid quarterly.

The Fund did not utilize the SCA during the year ended October 31, 2016.

Note 8. Recent Accounting Pronouncements and Reporting Updates

In January 2016, the FASB issued Accounting Standards Update (“ASU”) No. 2016-01 regarding “Recognition and Measurement of Financial Assets and Financial Liabilities”. The new guidance is intended to enhance the reporting model for financial instruments to provide users of financial statements with more decision-useful information and addresses certain aspects of the recognition, measurement, presentation, and disclosure of financial instruments. The new standard affects all entities that hold financial assets or owe financial liabilities. The new guidance is effective for public companies for fiscal years beginning after December 15, 2017, including interim periods within those fiscal years. At this time, management is evaluating the implications of ASU No. 2016-01 and its impact on the financial statements and disclosures has not yet been determined.

On October 13, 2016, the Securities and Exchange Commission (the “SEC”) adopted new rules and forms and amended existing rules and forms which are intended to modernize and enhance the reporting and disclosure of information by registered investment companies and to improve the quality of information that funds provide to investors, including modifications to Regulation S-X which would require standardized, enhanced disclosure about derivatives in investment company financial statements. In an effort to enhance monitoring and regulation, the new rules and forms will allow the SEC to more effectively collect and use data reported by funds. The new rules also enhance disclosure regarding fund liquidity and redemption practices. Also under the new rules, the SEC will permit open-end funds, with the exception of money market funds, to offer swing pricing, subject to board approval and review. The compliance dates of the modifications to Regulation S-X are August 1, 2017 and other amendments and rules are generally June 1, 2018 and December 1, 2018. Management is currently evaluating the impacts to the financial statement disclosures, if any.

Prudential QMA Defensive Equity Fund	51

Notes to Financial Statements (continued)

Note 9. Dividends and Distributions to Shareholders

Subsequent to the fiscal year end, the Fund declared ordinary income dividends and capital gain distributions on December 13, 2016 to shareholders of record on December 14, 2016. The ex-date was December 15, 2016. The per share amounts declared were as follows:

	Ordinary Income	Long-Term Capital Gains
Class A	0.17239	0.87607
Class B	0.07091	0.87607
Class C	0.07091	0.87607
Class R	0.13837	0.87607
Class Z	0.20652	0.87607

52

Financial Highlights

Class A Shares
	Year Ended October 31,	Year Ended October 31,	Three Months Ended October 31,		Year Ended July 31,
	2016(b)	2015	2014(b)(f)		2014(b)	2013(b)	2012(b)
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$13.71	$14.26	$13.65		$12.86	$11.23	$11.12
Income (loss) from investment operations:
Net investment income (loss)	.16	.13	.03		.12	.13	.13
Net realized and unrealized gain (loss) on investment transactions	.21	.24	.58		1.46	1.72	.09
Total from investment operations	.37	.37	.61		1.58	1.85	.22
Less Dividends and Distributions:
Dividends from net investment income	(.14)	(.12)	-		(.13)	(.22)	(.11)
Distributions from net realized gains	(.26)	(.80)	-		(.66)	-	-
Total dividends and distributions	(.40)	(.92)	-		(.79)	(.22)	(.11)
Net asset value, end of period	$13.68	$13.71	$14.26		$13.65	$12.86	$11.23
Total Return(a)	2.85%	2.64%	4.47%		12.66%	16.69%	2.05%

Ratios/Supplemental Data:
Net assets, end of period (000)	$167,731	$176,009	$184,830		$181,385	$179,711	$170,788
Average net assets (000)	$172,299	$180,590	$181,880		$182,251	$172,847	$188,087
Ratios to average net assets(c):
Expense after waivers and/or expense reimbursement	1.30%	1.27%	1.40%	(d)	1.25%	1.38%	1.41%
Expense before waivers and/or expense reimbursement	1.35%	1.32%	1.45%	(d)	1.30%	1.43%	1.46%
Net investment income (loss)	1.20%	.88%	.74%	(d)	.90%	1.05%	1.19%
Portfolio turnover rate	96%	74%	20%	(e)	87%	239%	174%

(a)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.
(b)	Calculated based on average shares outstanding during the period.
(c)	Does not include expenses of the underlying portfolios in which the Fund invests.
(d)	Annualized.
(e)	Not annualized.
(f)	For the three month period ended October 31, 2014. The Fund changed its fiscal year end from July 31 to October 31, effective October 31, 2014.

See Notes to Financial Statements.

Prudential QMA Defensive Equity Fund	53

Financial Highlights (continued)

Class B Shares
	Year Ended October 31,	Year Ended October 31,	Three Months Ended October 31,		Year Ended July 31,
	2016(b)	2015	2014(b)(f)		2014(b)	2013(b)	2012(b)
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$13.60	$14.15	$13.58		$12.80	$11.17	$11.06
Income (loss) from investment operations:
Net investment income (loss)	.06	.04	-	(g)	.02	.04	.05
Net realized and unrealized gain (loss) on investment transactions	.21	.23	.57		1.45	1.73	.09
Total from investment operations	.27	.27	.57		1.47	1.77	.14
Less Dividends and Distributions:
Dividends from net investment income	(.04)	(.02)	-		(.03)	(.14)	(.03)
Distributions from net realized gains	(.26)	(.80)	-		(.66)	-	-
Total dividends and distributions	(.30)	(.82)	-		(.69)	(.14)	(.03)
Net asset value, end of period	$13.57	$13.60	$14.15		$13.58	$12.80	$11.17
Total Return(a)	2.07%	1.90%	4.20%		11.84%	15.94%	1.26%

Ratios/Supplemental Data:
Net assets, end of period (000)	$8,689	$12,401	$17,164		$17,425	$20,780	$24,968
Average net assets (000)	$10,392	$14,669	$17,140		$19,454	$22,938	$29,979
Ratios to average net assets(c):
Expense after waivers and/or expense reimbursement	2.05%	2.02%	2.15%	(d)	2.00%	2.13%	2.16%
Expense before waivers and/or expense reimbursement	2.05%	2.02%	2.15%	(d)	2.00%	2.13%	2.16%
Net investment income (loss)	.46%	.15%	-%	(d)(h)	.16%	.30%	.45%
Portfolio turnover rate	96%	74%	20%	(e)	87%	239%	174%

(a)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.
(b)	Calculated based on average shares outstanding during the period.
(c)	Does not include expenses of the underlying portfolios in which the Fund invests.
(d)	Annualized.
(e)	Not annualized.
(f)	For the three month period ended October 31, 2014. The Fund changed its fiscal year end from July 31 to October 31, effective October 31, 2014.
(g)	Less than $.005.
(h)	Less than .005%.

See Notes to Financial Statements.

54

Class C Shares
	Year Ended October 31,	Year Ended October 31,	Three Months Ended October 31,		Year Ended July 31,
	2016(b)	2015	2014(b)(f)		2014(b)	2013(b)	2012(b)
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$13.60	$14.15	$13.57		$12.80	$11.17	$11.06
Income (loss) from investment operations:
Net investment income (loss)	.06	.02	-	(g)	.02	.04	.05
Net realized and unrealized gain (loss) on investment transactions	.20	.25	.58		1.44	1.73	.09
Total from investment operations	.26	.27	.58		1.46	1.77	.14
Less Dividends and Distributions:
Dividends from net investment income	(.04)	(.02)	-		(.03)	(.14)	(.03)
Distributions from net realized gains	(.26)	(.80)	-		(.66)	-	-
Total dividends and distributions	(.30)	(.82)	-		(.69)	(.14)	(.03)
Net asset value, end of period	$13.56	$13.60	$14.15		$13.57	$12.80	$11.17
Total Return(a)	2.00%	1.91%	4.27%		11.75%	15.94%	1.26%

Ratios/Supplemental Data:
Net assets, end of period (000)	$40,003	$45,046	$50,550		$49,855	$48,666	$50,632
Average net assets (000)	$42,741	$48,105	$50,000		$49,435	$49,670	$52,831
Ratios to average net assets(c):
Expense after waivers and/or expense reimbursement	2.05%	2.02%	2.15%	(d)	2.00%	2.13%	2.16%
Expense before waivers and/or expense reimbursement	2.05%	2.02%	2.15%	(d)	2.00%	2.13%	2.16%
Net investment income (loss)	.45%	.13%	(.01)%	(d)	.15%	.30%	.44%
Portfolio turnover rate	96%	74%	20%	(e)	87%	239%	174%

(a)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.
(b)	Calculated based on average shares outstanding during the period.
(c)	Does not include expenses of the underlying portfolios in which the Fund invests.
(d)	Annualized.
(e)	Not annualized.
(f)	For the three month period ended October 31, 2014. The Fund changed its fiscal year end from July 31 to October 31, effective October 31, 2014.
(g)	Less than $.005.

See Notes to Financial Statements.

Prudential QMA Defensive Equity Fund	55

Financial Highlights (continued)

Class R Shares
	Year Ended October 31,	Year Ended October 31,	Three Months Ended October 31,		Year Ended July 31,
	2016(b)	2015	2014(b)(f)		2014(b)	2013(b)	2012(b)
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$13.68	$14.23	$13.63		$12.85	$11.21	$11.10
Income (loss) from investment operations:
Net investment income (loss)	.12	.09	.02		.09	.10	.10
Net realized and unrealized gain (loss) on investment transactions	.20	.25	.58		1.44	1.73	.09
Total from investment operations	.32	.34	.60		1.53	1.83	.19
Less Dividends and Distributions:
Dividends from net investment income	(.10)	(.09)	-		(.09)	(.19)	(.08)
Distributions from net realized gains	(.26)	(.80)	-		(.66)	-	-
Total dividends and distributions	(.36)	(.89)	-		(.75)	(.19)	(.08)
Net asset value, end of period	$13.64	$13.68	$14.23		$13.63	$12.85	$11.21
Total Return(a)	2.51%	2.39%	4.40%		12.32%	16.52%	1.78%

Ratios/Supplemental Data:
Net assets, end of period (000)	$311	$341	$434		$415	$373	$311
Average net assets (000)	$345	$358	$422		$391	$341	$306
Ratios to average net assets(c):
Expense after waivers and/or expense reimbursement	1.55%	1.52%	1.65%	(d)	1.50%	1.63%	1.66%
Expense before waivers and/or expense reimbursement	1.80%	1.77%	1.90%	(d)	1.75%	1.88%	1.91%
Net investment income (loss)	.95%	.63%	.48%	(d)	.65%	.81%	.94%
Portfolio turnover rate	96%	74%	20%	(e)	87%	239%	174%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.
(b)	Calculated based on average shares outstanding during the period.
(c)	Does not include expenses of the underlying portfolios in which the Fund invests.
(d)	Annualized.
(e)	Not annualized.
(f)	For the three month period ended October 31, 2014. The Fund changed its fiscal year end from July 31 to October 31, effective October 31, 2014.

See Notes to Financial Statements.

56

Class Z Shares
	Year Ended October 31,	Year Ended October 31,	Three Months Ended October 31,		Year Ended July 31,
	2016(b)	2015	2014(b)(f)		2014(b)	2013(b)	2012(b)
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$13.75	$14.30	$13.68		$12.89	$11.24	$11.14
Income (loss) from investment operations:
Net investment income (loss)	.19	.15	.03		.15	.16	.16
Net realized and unrealized gain (loss) on investment transactions	.21	.26	.59		1.46	1.74	.08
Total from investment operations	.40	.41	.62		1.61	1.90	.24
Less Dividends and Distributions:
Dividends from net investment income	(.17)	(.16)	-		(.16)	(.25)	(.14)
Distributions from net realized gains	(.26)	(.80)	-		(.66)	-	-
Total dividends and distributions	(.43)	(.96)	-		(.82)	(.25)	(.14)
Net asset value, end of period	$13.72	$13.75	$14.30		$13.68	$12.89	$11.24
Total Return(a)	3.10%	2.89%	4.53%		12.90%	17.13%	2.22%

Ratios/Supplemental Data:
Net assets, end of period (000)	$6,832	$5,126	$3,694		$3,473	$3,346	$3,464
Average net assets (000)	$5,953	$4,473	$4,210		$3,596	$3,533	$3,240
Ratios to average net assets(c):
Expense after waivers and/or expense reimbursement	1.05%	1.02%	1.15%	(d)	1.00%	1.13%	1.16%
Expense before waivers and/or expense reimbursement	1.05%	1.02%	1.15%	(d)	1.00%	1.13%	1.16%
Net investment income (loss)	1.46%	1.12%	.99%	(d)	1.16%	1.30%	1.44%
Portfolio turnover rate	96%	74%	20%	(e)	87%	239%	174%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.
(b)	Calculated based on average shares outstanding during the period.
(c)	Does not include expenses of the underlying portfolios in which the Fund invests.
(d)	Annualized.
(e)	Not annualized.
(f)	For the three month period ended October 31, 2014. The Fund changed its fiscal year end from July 31 to October 31, effective October 31, 2014.

See Notes to Financial Statements.

Prudential QMA Defensive Equity Fund	57

Report of Independent Registered Public

Accounting Firm

The Board of Trustees and Shareholders

Prudential Investment Portfolios 16:

We have audited the accompanying statement of assets and liabilities of Prudential QMA Defensive Equity Fund, one of the series constituting Prudential Investment Portfolios 16 (hereafter referred to as the “Fund”), including the portfolio of investments, as of October 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended, for the three-month period ended October 31, 2014, and for each of the years in the three-year period ended July 31, 2014. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2016, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of October 31, 2016, and the results of its operations, the changes in its net assets, and the financial highlights for each of the years or periods described in the first paragraph, in conformity with U.S. generally accepted accounting principles.

New York, New York

December 19, 2016

58

Federal Income Tax Information (unaudited)

We are advising you that during the fiscal year ended October 31, 2016, the Fund reported the maximum amount allowed per share, but not less than $0.26 for Class A, B, C, R and Z shares as a capital gain distribution in accordance with Section 852(b)(3)(C) of the Internal Revenue Code.

For the year ended October 31, 2016, the Fund reports, in accordance with Section 854 of the Internal Revenue Code, the following percentages of the ordinary income dividends paid as: 1) qualified dividend income (QDI); and 2) eligible for corporate dividend received deduction (DRD):

	QDI	DRD
Prudential QMA Defensive Equity Fund	100.00%	100.00%

In January 2017 you will be advised on IRS Form 1099-DIV or substitute 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2016.

Prudential QMA Defensive Equity Fund	59

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS

(Unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years
Ellen S. Alberding (58) Board Member Portfolios Overseen: 67	President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); Vice Chair, City Colleges of Chicago (community college system) (since 2011); Trustee, Skills for America’s Future (national initiative to connect employers to community colleges) (since 2011); Trustee, National Park Foundation (charitable foundation for national park system) (since 2009); Trustee, Economic Club of Chicago (since 2009).	None.
Kevin J. Bannon (64) Board Member Portfolios Overseen: 67	Managing Director (April 2008-May 2015) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).
Linda W. Bynoe (64) Board Member Portfolios Overseen: 67	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Ltd. (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).	Director of Simon Property Group, Inc. (retail real estate) (May 2003-May 2012); Director of Anixter International, Inc. (communication products distributor) (since January 2006); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009).

Prudential QMA Defensive Equity Fund

Independent Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years
Keith F. Hartstein (60) Board Member Portfolios Overseen: 67	Retired; Member (since November 2014) of the Governing Council of the Independent Directors Council (organization of independent mutual fund directors); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).	None.
Michael S. Hyland, CFA (71) Board Member Portfolios Overseen: 67	Retired (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).	None.
Richard A. Redeker (73) Board Member & Independent Chair Portfolios Overseen: 67	Retired Mutual Fund Senior Executive (47 years); Management Consultant; Director, Mutual Fund Directors Forum (since 2014); Independent Directors Council (organization of independent mutual fund directors)-Executive Committee, Chair of Policy Steering Committee, Governing Council.	None.
Stephen G. Stoneburn (73) Board Member Portfolios Overseen: 67	Chairman (since July 2011), President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc. (1975-1989).	None.

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Interested Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years
Stuart S. Parker (54) Board Member & President Portfolios Overseen: 67	President of Prudential Investments LLC (since January 2012); Executive Vice President of Prudential Investment Management Services LLC (since December 2012); Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of Prudential Investments LLC (June 2005-December 2011).	None.
Scott E. Benjamin (43) Board Member & Vice President Portfolios Overseen: 67	Executive Vice President (since June 2009) of Prudential Investments LLC; Executive Vice President (June 2009-June 2012) and Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, Prudential Investments (since February 2006); Vice President of Product Development and Product Management, Prudential Investments (2003-2006).	None.
Grace C. Torres* (57) Board Member Portfolios Overseen: 65	Retired; formerly Treasurer and Principal Financial and Accounting Officer of the Prudential Investments Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of Prudential Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.	Director (since July 2015) of Sun Bancorp, Inc. N.A.

*	Note: Prior to her retirement in 2014, Ms. Torres was employed by Prudential Investments LLC. Due to her prior employment, she is considered to be an “interested person” under the 1940 Act. Ms. Torres is a Non-Management Interested Board Member.
(1)	The year that each Board Member joined the Board is as follows:

Ellen S. Alberding, 2013; Kevin J. Bannon, 2008; Linda W. Bynoe, 2005; Keith F. Hartstein, 2013; Michael S. Hyland, 2008; Richard A. Redeker, 2003; Stephen G. Stoneburn, 1999; Grace C. Torres, 2014; Stuart S. Parker, Board Member and President since 2012; Scott E. Benjamin, Board Member since 2010 and Vice President since 2009.

Prudential QMA Defensive Equity Fund

Fund Officers(a)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer
Raymond A. O’Hara (61) Chief Legal Officer	Vice President and Corporate Counsel (since July 2010) of Prudential Insurance Company of America (Prudential); Vice President (March 2011-Present) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Vice President and Corporate Counsel (March 2011-Present) of Prudential Annuities Life Assurance Corporation; Chief Legal Officer of Prudential Investments LLC (since June 2012); Chief Legal Officer of Prudential Mutual Fund Services LLC (since June 2012) and Corporate Counsel of AST Investment Services, Inc. (since June 2012); formerly Assistant Vice President and Corporate Counsel (September 2008-July 2010) of The Hartford Financial Services Group, Inc.; formerly Associate (September 1980-December 1987) and Partner (January 1988–August 2008) of Blazzard & Hasenauer, P.C. (formerly, Blazzard, Grodd & Hasenauer, P.C.).	Since 2012
Chad A. Earnst (41) Chief Compliance Officer	Chief Compliance Officer (September 2014-Present) of Prudential Investments LLC; Chief Compliance Officer (September 2014-Present) of the Prudential Investments Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., Prudential Global Short Duration High Yield Income Fund, Inc., Prudential Short Duration High Yield Fund, Inc. and Prudential Jennison MLP Income Fund, Inc.; formerly Assistant Director (March 2010-August 2014) of the Asset Management Unit, Division of Enforcement, US Securities & Exchange Commission; Assistant Regional Director (January 2010-August 2014), Branch Chief (June 2006–December 2009) and Senior Counsel (April 2003-May 2006) of the Miami Regional Office, Division of Enforcement, US Securities & Exchange Commission.	Since 2014
Deborah A. Docs (58) Secretary	Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of Prudential Investments LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since 2004
Jonathan D. Shain (58) Assistant Secretary	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of Prudential Investments LLC; Vice President and Assistant Secretary (since February 2001) of Prudential Mutual Fund Services LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since 2005

Visit our website at prudentialfunds.com

Fund Officers(a)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer
Claudia DiGiacomo (42) Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of Prudential Investments LLC (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).	Since 2005
Andrew R. French (53) Assistant Secretary	Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of Prudential Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.	Since 2006
Theresa C. Thompson (54) Deputy Chief Compliance Officer	Vice President, Compliance, Prudential Investments LLC (since April 2004); and Director, Compliance, Prudential Investments LLC (2001-2004).	Since 2008
Charles H. Smith (43) Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2015) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2016); formerly Global Head of Economic Sanctions Compliance at AIG Property Casualty (February 2007 – December 2014); Assistant Attorney General at the New York State Attorney General’s Office, Division of Public Advocacy. (August 1998 —January 2007).	Since 2016
M. Sadiq Peshimam (52) Treasurer and Principal Financial and Accounting Officer	Vice President (since 2005) of Prudential Investments LLC; formerly Assistant Treasurer of funds in the Prudential Mutual Fund Complex (2006-2014).	Since 2006
Peter Parrella (58) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).	Since 2007
Lana Lomuti (49) Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within Prudential Mutual Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since 2014
Linda McMullin (55) Assistant Treasurer	Vice President (since 2011) and Director (2008-2011) within Prudential Mutual Fund Administration.	Since 2014
Kelly A. Coyne (48) Assistant Treasurer	Director, Investment Operations of Prudential Mutual Fund Services LLC (since 2010).	Since 2015

Prudential QMA Defensive Equity Fund

(a)	Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

•	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with Prudential Investments LLC and/or an affiliate of Prudential Investments LLC.

•	Unless otherwise noted, the address of all Board Members and Officers is c/o Prudential Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.

•	There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

•	“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

•	“Portfolios Overseen” includes all investment companies managed by Prudential Investments LLC. The investment companies for which Prudential Investments LLC serves as manager include the Prudential Investments Mutual Funds, The Prudential Variable Contract Accounts, Target Mutual Funds, Prudential Short Duration High Yield Fund, Inc., Prudential Global Short Duration High Yield Fund, Inc., The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

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Approval of Advisory Agreements (unaudited)

The Fund’s Board of Trustees

The Board of Trustees (the “Board”) of Prudential QMA Defensive Equity (the “Fund”)1 consists of ten individuals, seven of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”). The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Trustees have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Trustee. The Board has established three standing committees: the Audit Committee, the Nominating and Governance Committee, and the Investment Committee. Each committee is chaired by, and composed of, Independent Trustees.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with Prudential Investments LLC (“PI”) and the Fund’s subadvisory agreement with Quantitative Management Associates LLC (“QMA”). In considering the renewal of the agreements, the Board, including all of the Independent Trustees, met on June 7-9, 2016 and approved the renewal of the agreements through July 31, 2017, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PI and QMA. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups, as is further discussed below.

In approving the agreements, the Board, including the Independent Trustees advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PI and the subadviser, the performance of the Fund, the profitability of PI and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund’s assets grow. In their deliberations, the Trustees did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with its deliberations, the Board considered information provided by PI throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on June 7-9, 2016.

[1]	Prudential QMA Defensive Equity Fund is a series of Prudential Investment Portfolios 16.

Prudential QMA Defensive Equity Fund

Approval of Advisory Agreements (continued)

The Trustees determined that the overall arrangements between the Fund and PI, which serves as the Fund’s investment manager pursuant to a management agreement, and between PI and QMA, which serves as the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PI, are in the best interests of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Trustees considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Trustees’ determinations to approve the renewal of the agreement are discussed separately below.

Nature, Quality, and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PI and QMA. The Board considered the services provided by PI, including but not limited to the oversight of the subadviser for the Fund, as well as the provision of fund recordkeeping, compliance, and other services to the Fund. With respect to PI’s oversight of the subadviser, the Board noted that PI’s Strategic Investment Research Group (“SIRG”), which is a business unit of PI, is responsible for monitoring and reporting to PI’s senior management on the performance and operations of the subadviser. The Board also considered that PI pays the salaries of all of the officers and interested Trustees of the Fund who are part of Fund management. The Board also considered the investment subadvisory services provided by QMA, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PI’s evaluation of the subadviser as well as PI’s recommendation, based on its review of the subadviser, to renew the subadvisory agreement.

The Board considered the qualifications, backgrounds and responsibilities of PI’s senior management responsible for the oversight of the Fund and QMA, and also considered the qualifications, backgrounds and responsibilities of QMA’s portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PI’s and QMA’s organizational structure, senior management, investment operations, and other relevant information pertaining to both PI and QMA. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to both PI and QMA. The Board noted that QMA is affiliated with PI.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PI and the subadvisory services provided to the Fund by QMA, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PI and QMA under the management and subadvisory agreements.

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Costs of Services and Profits Realized by PI

The Board was provided with information on the profitability of PI and its affiliates in serving as the Fund’s investment manager. The Board discussed with PI the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. The Board further noted that the subadviser is affiliated with PI and that its profitability is reflected in PI’s profitability report. Taking these factors into account, the Board concluded that the profitability of PI and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

PI and the Board previously retained an outside business consulting firm to review management fee breakpoint usage and trends in management fees across the mutual fund industry. The consulting firm presented its analysis and conclusions as to the Funds’ management fee structures to the Board and PI. The Board and PI have discussed these conclusions extensively since that presentation.

The Board received and discussed information concerning economies of scale that PI may realize as the Fund’s assets grow beyond current levels. The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase, but that at its current level of assets the Fund does not realize the effect of those rate reductions. The Board took note that the Fund’s fee structure currently results in benefits to Fund shareholders whether or not PI realizes any economies of scale. The Board noted that economies of scale can be shared with the Fund in other ways, including low management fees from inception, additional technological and personnel investments to enhance shareholder services, and maintaining existing expense structures in the face of a rising cost environment. The Board also considered PI’s assertion that it continually evaluates the management fee schedule of the Fund and the potential to share economies of scale through breakpoints or fee waivers as asset levels increase.

The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of PI’s costs are not specific to individual funds, but rather are incurred across a variety of products and services.

Prudential QMA Defensive Equity Fund

Approval of Advisory Agreements (continued)

Other Benefits to PI and QMA

The Board considered potential ancillary benefits that might be received by PI and QMA and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PI included transfer agency fees received by the Fund’s transfer agent (which is affiliated with PI), as well as benefits to its reputation or other intangible benefits resulting from PI’s association with the Fund. The Board concluded that the potential benefits to be derived by QMA included its ability to use soft dollar credits, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to its reputation. The Board concluded that the benefits derived by PI and QMA were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Performance of the Fund / Fees and Expenses

The Board considered certain additional specific factors and made related conclusions relating to the historical performance of the Fund for the one-, three-, five-, and ten-year periods ended December 31, 2015.

The Board also considered the Fund’s actual management fee, as well as the Fund’s net total expense ratio, for the fiscal year ended October 31, 2015. The Board considered the management fee for the Fund as compared to the management fee charged by PI to other funds and the fee charged by other advisers to comparable mutual funds in a Peer Group. The actual management fee represents the fee rate actually paid by Fund shareholders and includes any fee waivers or reimbursements. The net total expense ratio for the Fund represents the actual expense ratio incurred by Fund shareholders.

The mutual funds included in the Peer Universe (the Lipper Large-Cap Core Funds Performance Universe) and the Peer Group were objectively determined by Broadridge, an independent provider of mutual fund data. The comparisons placed the Fund in various quartiles, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

The section below summarizes key factors considered by the Board and the Board’s conclusions regarding the Fund’s performance, fees and overall expenses. The table sets forth gross performance comparisons (which do not reflect the impact on performance of fund expenses, or any subsidies, expense caps or waivers that may be applicable) with the Peer Universe, actual management fees with the Peer Group (which reflect the impact of

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any subsidies or fee waivers), and net total expenses with the Peer Group, each of which were key factors considered by the Board.

Performance	1 Year	3 Years	5 Years	10 Years
	2nd Quartile	4th Quartile	4th Quartile	4th Quartile
Actual Management Fees: 4th Quartile
Net Total Expenses: 3rd Quartile

•	The Board noted that the Fund outperformed its benchmark index over the one-year period, though it underperformed over all periods.
•

The Board noted information provided by PI indicating that, based on the most recent performance information available, the Fund’s year-to-date performance continued to improve, with the Fund outperforming its benchmark and ranking in the 1st quartile of its Peer Universe as of April 2016.

•

The Board also noted that in 2013, following shareholder approval, QMA was appointed to replace the Fund’s existing subadvisers as part of an overall restructuring and repositioning of the Fund, and that as a result, most of the Fund’s historical performance record did not reflect the current management and operation of the Fund.

•

The Board noted information provided by PI indicating that the Fund’s actual management fee was within nine basis points of the median of all funds in the Peer Group and the Fund’s net total expenses were within eight basis points of the median of all funds in the Peer Group.

•	The Board concluded that, in light of the above, it would be in the best interests of the Fund and its shareholders to renew the agreements.
•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

*    *    *

After full consideration of these factors, the Board concluded that approval of the agreements were in the best interests of the Fund and its shareholders.

Prudential QMA Defensive Equity Fund

∎ MAIL	∎ TELEPHONE	∎ WEBSITE
655 Broad Street Newark, NJ 07102	(800) 225-1852	www.prudentialfunds.com

PROXY VOTING
The Board of Trustees of the Fund has delegated to the Fund’s investment subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

TRUSTEES
Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Keith F. Hartstein • Michael S. Hyland • Stuart S. Parker • Richard A. Redeker • Stephen G. Stoneburn • Grace C. Torres

OFFICERS
Stuart S. Parker, President • Scott E. Benjamin, Vice President • M. Sadiq Peshimam, Treasurer and Principal Financial and Accounting Officer • Raymond A. O’ Hara, Chief Legal Officer • Chad A. Earnst, Chief Compliance Officer • Deborah A. Docs, Secretary • Theresa C. Thompson, Deputy Chief Compliance Officer • Charles H. Smith, Anti-Money Laundering Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • Andrew R. French, Assistant Secretary • Peter Parrella, Assistant Treasurer • Lana Lomuti, Assistant Treasurer • Linda McMullin, Assistant Treasurer • Kelly A. Coyne, Assistant Treasurer

MANAGER	Prudential Investments LLC	655 Broad Street Newark, NJ 07102

INVESTMENT SUBADVISER	Quantitative Management Associates LLC	Gateway Center Two 100 Mulberry Street Newark, NJ 07102

DISTRIBUTOR	Prudential Investment Management Services LLC	655 Broad Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	One Wall Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain a prospectus and summary prospectus by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to www.prudentialfunds.com/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH TRUSTEES
Shareholders can communicate directly with the Board of Trustees by writing to the Chair of the Board, Prudential QMA Defensive Equity Fund, Prudential Investments, Attn: Board of Trustees, 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Trustee by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each month no sooner than 15 days after the end of the month.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PRUDENTIAL QMA DEFENSIVE EQUITY FUND

SHARE CLASS	A	B	C	R	Z
NASDAQ	PAMGX	DMGBX	PIMGX	SPMRX	PDMZX
CUSIP	74442X868	74442X785	74442X793	74442X819	74442X827

MFSP504E3    0300084-00001-00

Item 2 – Code of Ethics — See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer. During the period covered by this report, there have been no amendments to any provision of the code of ethics nor have any waivers been granted from any provision of the code of ethics.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 800-225-1852, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Mr. Kevin J. Bannon, member of the Board’s Audit Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.

Item 4 – Principal Accountant Fees and Services –

(a) Audit Fees

For the fiscal years ended October 31, 2016 and October 31, 2015, KPMG LLP (“KPMG”), the Registrant’s principal accountant, billed the Registrant $99,878 and $97,920, respectively, for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b) Audit-Related Fees

For the fiscal years ended October 31, 2016 and October 31, 2015: none.

(c) Tax Fees

For the fiscal years ended October 31, 2016 and October 31, 2015: none.

(d) All Other Fees

For the fiscal years ended October 31, 2016 and October 31, 2015: none.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

THE PRUDENTIAL MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent Accountants

The Audit Committee of each Prudential Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve the independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services. Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed non-audit services will not adversely affect the independence of the independent accountants. Such proposed non-audit services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services, which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

➢	Annual Fund financial statement audits
➢	Seed audits (related to new product filings, as required)
➢	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

➢	Accounting consultations
➢	Fund merger support services
➢	Agreed Upon Procedure Reports
➢	Attestation Reports
➢	Other Internal Control Reports

Individual audit-related services that fall within one of these categories (except for fund merger support services) and are not presented to the Audit Committee as part of the annual pre-approval process are subject to an authorized pre-approval by the Audit Committee so long as the estimated fee for those services does not exceed $30,000. Any services provided under such pre-approval will be reported to the Audit Committee at its next regular meeting. Should the amount of such services exceed $30,000, any additional fees will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated). Fees related to fund merger support services are subject to a separate authorized pre-approval by the Audit Committee with fees determined on a per occurrence and merger complexity basis.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

➢	Tax compliance services related to the filing or amendment of the following:
∎ Federal, state and local income tax compliance; and,
∎ Sales and use tax compliance
➢	Timely RIC qualification reviews
➢	Tax distribution analysis and planning
➢	Tax authority examination services
➢	Tax appeals support services
➢	Accounting methods studies

➢	Fund merger support services
➢	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process are subject to an authorized pre-approval by the Audit Committee so long as the estimated fee for those services does not exceed $30,000. Any services provided under such pre-approval will be reported to the Audit Committee at its next regular meeting. Should the amount of such services exceed $30,000, any additional fees will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated).

Other Non-audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

➢	Bookkeeping or other services related to the accounting records or financial statements of the Fund
➢	Financial information systems design and implementation
➢	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports
➢	Actuarial services
➢	Internal audit outsourcing services
➢	Management functions or human resources
➢	Broker or dealer, investment adviser, or investment banking services
➢	Legal services and expert services unrelated to the audit
➢	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the Prudential Fund Complex

Certain non-audit services provided to Prudential Investments LLC or any of its affiliates that also provide ongoing services to the Prudential Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $30,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to Prudential Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to Prudential Investments and its affiliates.

(e) (2) Percentage of services referred to in 4(b) – 4(d) that were approved by the audit committee –

For the fiscal years ended October 31, 2016 and October 31, 2015: none.

(f) Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g) Non-Audit Fees

The aggregate non-audit fees billed by KPMG for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal years ended October 31, 2016 and October 31, 2015 was $0 and $0, respectively.

(h) Principal Accountant’s Independence

Not applicable as KPMG has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

Item 5	–	Audit Committee of Listed Registrants – Not applicable.

Item 6	–	Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7	–	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not applicable.

Item 8	–	Portfolio Managers of Closed-End Management Investment Companies – Not applicable.

Item 9	–	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not applicable.

Item 10	– Submission of Matters to a Vote of Security Holders – Not applicable.

Item 11	– Controls and Procedures

	(a)	It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

	(b)	There has been no significant change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter of the period covered by this report that has materially affected, or is likely to materially affect, the registrant’s internal control over financial reporting.

Item 12	– Exhibits

	(a)	(1) Code of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

(3) Any written solicitation to purchase securities under Rule 23c-1. – Not applicable.

	(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Prudential Investment Portfolios 16

By:	/s/ Deborah A. Docs
Deborah A. Docs
Secretary

Date:	December 20, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Stuart S. Parker
Stuart S. Parker
President and Principal Executive Officer

Date:	December 20, 2016

By:	/s/ M. Sadiq Peshimam
M. Sadiq Peshimam
Treasurer and Principal Financial and Accounting Officer

Date:	December 20, 2016